As filed with the SEC on _________________.	Registration No. 333-100057

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 4

_________________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 286-7754

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Jeffrey C. Martin

Shea & Gardner

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on May 1, 2004 pursuant to paragraph (b) of Rule 485
               date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 on ____________ pursuant to paragraph (a)(1) of Rule 485
                 date

[x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2004
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

PruLife® Advisor Select

This prospectus describes individual flexible premium variable universal life insurance contracts, PruLife® Advisor Select (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life,” “us,” “we,” or “our”). Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract’s premiums and its earnings in one or more of 37 available ProFund VP variable investment options of the Pruco Life Variable Universal Account (the “Account”):

                                        ProFund VP variable investment options

>        ProFund VP Bull                                          >        ProFund VP Rising Rates Opportunity
>        ProFund VP Small-Cap                                     >        ProFund VP Banks
>        ProFund VP OTC                                           >        ProFund VP Basic Materials
>        ProFund VP Asia 30                                       >        ProFund VP Biotechnology
>        ProFund VP Japan                                         >        ProFund VP Consumer Cyclical
>        ProFund VP Europe 30                                     >        ProFund VP Consumer Non-Cyclical
>        ProFund VP Mid-Cap Value                                 >        ProFund VP Energy
>        ProFund VP Mid-Cap Growth                                >        ProFund VP Financial
>        ProFund VP Small-Cap Value                               >        ProFund VP Healthcare
>        ProFund VP Small-Cap Growth                              >        ProFund VP Industrial
>        ProFund VP U.S. Government Plus                          >        ProFund VP Internet
>        ProFund VP UltraBull                                     >        ProFund VP Pharmaceuticals
>        ProFund VP UltraMid-Cap                                  >        ProFund VP Precious Metals
>        ProFund VP UltraSmall-Cap                                >        ProFund VP Real Estate
>        ProFund VP UltraOTC                                      >        ProFund VP Semiconductor
>        ProFund VP Bear                                          >        ProFund VP Technology
>        ProFund VP Short Small-Cap                               >        ProFund VP Telecommunications
>        ProFund VP Short OTC                                     >        ProFund VP Utilities
                                                                  >        ProFund VP Money Market

For a complete list of the 37 available ProFund VP variable investment options, their investment objectives, and their investment adviser, see The Funds, page 11.

Please Read this Prospectus. Please read this prospectus before purchasing a PruLife® Advisor Select variable universal life insurance contract and keep it for future reference. A current prospectus for the underlying mutual fund accompanies this prospectus. These prospectuses contain important information about the mutual fund. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance policy is subject to risk, including the possible loss of your money. An investment in PruLife® Advisor Select is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

                                                     Pruco Life Insurance Company
                                                        213 Washington Street
                                                     Newark, New Jersey 07102-2992
                                                       Telephone: (800) 782-5356

PROSPECTUS CONTENTS

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS on page 44 of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES, page 19.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

-----------------------------------------------------------------------------------------------------------------------------------
                                               Transaction and Optional Rider Fees
-----------------------------------------------------------------------------------------------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
--------------------------------------------- ------------------------------------------ ------------------------------------------

Maximum Sales Charge on (1) Premiums (Load)        Deducted from premium payments.                6% of premium payment.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Taxes Attributable to Premiums (2)                 Deducted from premium payments.               7.5% of premium payment.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

                                                Upon lapse, surrender, or decrease in      90.0% of the first year's Sales Load
Surrender fees (3)                                     basic insurance amount.            Target Premium less premium for riders
                                                                                                        and extras.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Withdrawal fee                                            Upon withdrawal.                 Lesser of $25 or 2% of the withdrawal
                                                                                                          amount.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Insurance Amount Change fee                   Upon change in basic insurance amount or                     $25.
                                                     Target Term Rider coverage.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Living Needs Benefit fee                                When benefit is paid.                              $150.

--------------------------------------------- ------------------------------------------ ------------------------------------------
(1)	This charge is deducted from premium payments for the first 10 Contract years (or the first 10 years of a coverage segment representing an increase in basic insurance amount).

(2)	For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life. In California, Oregon and Texas this is called a premium based administrative charge.

(3)	The percentage varies by issue age, sex, and underwriting class, and reduces annually at a constant rate to zero. The duration of the charge also varies by age ranging from ten years at ages 0 – 55 to three years at ages 69 and above.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                      Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Cost of Insurance("COI") for base amount of
insurance and Target Term Rider coverage.
                _____________
                                                                                          From $0.06 to $83.34 per $1,000 of net
        Minimum and Maximum Charges                                                               amount at risk. (1)(2)
                _____________                                  Monthly                                 _____________
   Initial COI for a representative
   Contract owner, male age 45 in the                                                     $0.29 per $1,000 of net amount at risk.
   preferred plus underwriting class, no                                                                    (3)
   riders.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Mortality and Expense Risk fees                                 Daily                    Effective annual rate of 0.45% of assets
                                                                                              in variable investment options.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------
Additional Mortality fees for risk
associated with certain occupations,                           Monthly                    From $0.10 to $2.08 per $1,000 of basic
avocations, or aviation risks.                                                                     insurance amount. (4)
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

                                                              Annually                             1% for standard loans
Net interest on loans (5)                                                                        0.1% for preferred loans

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for basic insurance amount. (6)
           _________
                                                                                         $20 plus up to $1.12 per $1,000 of basic
        Minimum and Maximum Charges                            Monthly                               insurance amount.
                _____________                                                                            _____________

   Basic insurance amount fee for a                                                         $20 plus $0.24 per $1,000 of basic
   representative Contract owner, male age                                                           insurance amount.
   45 in the preferred plus underwriting
   class, no riders.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for an increase to basic insurance
amount. (6)
           _________                                                                        $12 per increase segment plus up to
                                                                                               $1.12 per $1,000 of increase.
        Minimum and Maximum Charges                            Monthly                                   _____________
                _____________
                                                                                           $12 plus $0.24 per $1,000 increase of
   Increase to basic insurance amount fee                                                         basic insurance amount.
   for a representative Contract owner,
   male age 45 in the preferred plus
   underwriting class, no riders.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for the Target Term Rider or an
increase to the Target Term Rider. (6)
            _________
                                                                                           Up to $1.12 per $1,000 of Target Term
        Minimum and Maximum Charges                                                                       Rider.
                _____________                                  Monthly                                   _____________

   Target Term Rider fee for a                                                                $0.24 per $1,000 of Target Term
   representative Contract owner, male age                                                           insurance amount.
   45 in the preferred plus underwriting
   class, no riders.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for Enhanced Disability Benefit Rider
(6)
            _________                                                                     From 5.6% to 10.44% of the greater of:
                                                                                          9% of the policy target premium or the
        Minimum and Maximum Charges                                                          total of monthly deductions. (1)
                _____________                                  Monthly                                   _____________

   Enhanced Disability Benefit Rider fee                                                    6.22% of the greater of: 9% of the
   for a representative Contract owner,                                                    policy target premium or the total of
   male age 45 in the preferred plus                                                                monthly deductions.
   underwriting class.
--------------------------------------------- ------------------------------------------ ------------------------------------------
(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.

(3)	You may obtain information about the particular charges that apply to you by contacting your Pruco Life representative.

(4)	Both the charge and the duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.

(5)	The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 5% and an effective annual interest credit equal to 4%. Preferred loans are charged a lower effective annual interest rate. See Loans, page 35.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES, page 19.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

---------------------------------------------------------------------------------------- -------------------- -------------------
                         Total Annual Fund Operating Expenses                                  Minimum             Maximum
                                                                                                              -------------------
                                                                                         -------------------- -------------------

(expenses that are deducted from the Fund's assets, including management fees, any
distribution [and/or service] (12b-1) fees, and other expenses, but not including               1.43%               2.71%
reductions for any fee waiver or other reimbursements.)

---------------------------------------------------------------------------------------- -------------------- -------------------

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

PruLife® Advisor Select is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest net premiums in one or more of the 37 available ProFund VP variable investment options. Although the value of your Contract Fund will increase if there is favorable investment performance in the ProFund VP variable investment options you select, investment returns in the ProFund VP variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. The ProFund VP variable investment options of the Contract were chosen to accommodate those who plan to use programmed, large, or frequent transfers among the ProFund VP variable investment options, or “market timing”. We will allow you to designate an investment adviser that you select, compensate, and supervise, to request transfers between ProFund VP variable investment options on your behalf. Some features described in this prospectus may not be available in some states.

Target Term Rider

This Contract may be issued with a Target Term Rider (not available in states where it is not approved) that could have a significant effect on the performance of your Contract. Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the amount of term rider coverage, up to four times the base Contract’s basic insurance amount.

A Contract with a Target Term Rider will offer higher cash values and death benefits than an all-base Contract with the same death benefit if Pruco Life does not change its current charges. This is because the current sales expense charge attributable to the Target Term Rider is lower than the charge attributable to the Sales Load Target Premium under the base policy. We currently assess lower current Cost of Insurance (“COI”) and per $1,000 of insurance charges under the term rider.

However, a Contract with a Target Term Rider offers the potential for a greater reduction of cash values and death benefits than an all-base Contract with the same death benefit if Pruco Life raises its current charges to the maximum contractual level. This is because guaranteed maximum charges attributable to the basic insurance amount and the Target Term Rider coverage amount are the same except for the per $1,000 of insurance portion of the monthly administrative charge which extends for 10 years on the rider and only 5 years on the base policy.

The surrender charge does not apply to the Target Term Rider.

Not all Contract benefits and guarantees are available to Contracts issued with a Target Term Rider. For the factors to consider when adding a Target Term Rider to your Contract, see RIDERS, page 24.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is increased by the amount of premiums paid into the Contract, less withdrawals. With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. Also, if you change a Type C death benefit to a Type A or a Type B death benefit after issue, you will not be able to change back to a Type C death benefit. See Types of Death Benefit, page 30 and Changing the Type of Death Benefit, page 31.

Death Benefit Guarantee

We agree to keep the Contract in-force for a specified period, regardless of the investment performance under your Contract, as long as your accumulated premiums (reduced to reflect withdrawals) are at least equal to the Death Benefit Guarantee Values shown in your Contract. An outstanding Contract loan will negate the guarantee. See Withdrawals, page 37, and Loans, page 35.

There are three separate guarantee periods, each associated with a corresponding level of premium payments. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the later of the insured’s age 65 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. Finally, paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured’s lifetime, assuming no loans or withdrawals. The Death Benefit Guarantee available on Contracts with a Target Term Rider is limited to five years. See Death Benefit Guarantee, page 32, and PREMIUMS, page 27.

Unless the Death Benefit Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges fall to zero or less. Your Pruco Life representative can tell you the premium amounts you will need to make to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the ProFund VP variable investment options; (2) interest credited on any loan; and (3) the daily asset charge for mortality and expense risks assessed against the ProFund VP variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES, page 19.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are high enough and there is no Contract debt, Pruco Life guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract’s death benefit type. See PREMIUMS, page 27, Death Benefit Guarantee, page 32 and LAPSE AND REINSTATEMENT, page 37.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. See Modified Endowment Contracts, page 39.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (In California, Oregon, and Texas this is called a premium based administrative charge). We also deduct a charge for sales expenses. For more detail, see CHARGES AND EXPENSES, page 19. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums, page 28.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Service Office.

On the Contract date we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium (in California, Oregon, and Texas this is called a premium based administrative charge) and allocate the remainder of the initial premium (the “net premium”) to the ProFund VP Money Market investment option. We will also allocate the net premium attributable to any additional premium payment we receive before the end of the 10 day period following receipt of the contract to the ProFund VP Money Market investment option as of the date we received the premium but not earlier than the Contract date. Ten days after you receive the Contract, these funds adjusted for any investment results, will be transferred out of the ProFund VP Money Market investment option and allocated among the ProFund VP variable investment options according to your most current allocation request.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of 37 available ProFund VP variable investment options. See The Funds, page 11. You may transfer money among your investment choices, subject to restrictions. See Transfers, page 28.

Pruco Life may add or remove variable investment options in the future.

Transfers Among Investment Options

You may transfer amounts among the ProFund VP variable investment options without charge.

You may transfer amounts by proper written notice to a Service Office, by telephone, provided you are enrolled to use the Telephone Transfer System, or electronically by using electronic tools and procedures that we require. We will allow you to designate an investment adviser that you select, compensate, and supervise to request transfers between ProFund VP variable investment options on your behalf. We must first receive a proper limited power of attorney, and we may require your investment adviser to provide acceptable identification, before we will allow any investment adviser to perform transfers on your behalf.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other contract owners, or if we are informed by one or more of the Funds that they intend to restrict the purchase of shares that would have a detrimental effect on the price of the Fund shares.

Restrictions will be applied uniformly and will not be waived.

Increasing or Decreasing Basic Insurance Amount

Subject to state approval and to conditions determined by Pruco Life, after the issue of the Contract you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. Each coverage segment will be subject to its own monthly deductions and surrender charge and will have its own surrender charge period beginning on that segment’s effective date. See Increases in Basic Insurance Amount, page 34, and Surrender Charges, page 20.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount, page 34.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change. A decrease in basic insurance amount may result in a surrender charge. See Surrender Charges, page 20.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 38.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 19.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life’s needs, to a Service Office. The cash surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 35, and Tax Treatment of Contract Benefits, page 38.

Under certain circumstances, you may withdraw a part of the Contract’s cash surrender value without surrendering the Contract. The amount withdrawn must be at least $100. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 37, and Tax Treatment of Contract Benefits, page 38.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to 90% of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $500, but may be lower in some states. See Loans, page 35.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). In general, you will receive a refund of all premium payments made. However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract but within any longer free-look period of time required by state law). A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the ProFund VP variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the death benefit may be guaranteed under the Death Benefit Guarantee feature. See Death Benefit Guarantee, page 32.

The ProFund VP variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. See Risks Associated with the ProFund VP Variable Investment Options, page 10.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The “current charge” is the amount that Pruco Life is now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee, page 32. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should this happen, we will notify you of the payment to prevent your Contract from terminating. See Loans, page 35. Your payment must be received at a Service Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT, page 37. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits — Pre-Death Distributions, page 38.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the ProFund VP variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $100. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two monthly dates following the date of withdrawal. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 38.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, and if the death benefit was increased to meet the definition of life insurance, a reduction in Target Term Rider coverage amount may be required and a surrender charge may also be deducted. See CHARGES AND EXPENSES, page 19. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 26. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals, page 37, and Tax Treatment of Contract Benefits, page 38.

Limitations on Transfers

All or a portion of the amount credited to a ProFund VP variable investment option may be transferred to another ProFund VP variable investment option.

You may transfer amounts by proper written notice to a Service Office, by telephone, provided you are enrolled to use the Telephone Transfer System, or electronically, using the electronic tools and procedures that we require. See Transfers, page 28. We will allow you to designate an investment adviser that you select, compensate, and supervise to request transfers between ProFund VP variable investment options on your behalf. We must first receive a proper limited power of attorney, and we may require your investment adviser to provide acceptable identification, before we will allow any investment adviser to perform transfers on your behalf.

We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

The ProFund VP variable investment options available through this Contract were chosen to accommodate those who plan to use programmed, large, or frequent transfers among the ProFund VP variable investment options, or “market timing”. However, transfers between the ProFund VP variable investment options are subject to restrictions concerning the time of day by which the transfer request must be properly received in our Service Office.

We reserve the right to further limit transfers in any Contract year if excessive transfers have a detrimental effect on the performance of any investment option, share price of any Fund, or other Contract owners.

Restrictions will be applied uniformly and will not be waived. See Transfers, page 28.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 38.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies by issue age. It is calculated as described in Surrender Charges, page 20. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 38.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default, if at any time, the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 38.

Tax Consequences of Buying this Contract

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal, including any outstanding Contract loans, in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits, page 38.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing Contract can be protected by purchasing additional insurance or a supplemental Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE PROFUND VP VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 37 available ProFund VP variable investment options. See The Funds, page 11.

Risks Associated with the ProFund VP Variable Investment Options

Each of the ProFund VP variable investment options is a subaccount of the Pruco Life Variable Universal Account. Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a “Fund”). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund prospectuses for the portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other. For an additional discussion of the portfolios, please see The Funds page 11.

We do not promise that the Funds will meet their investment objectives. Amounts you have allocated to the ProFund VP variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. A description of each portfolio’s investment policies and a comprehensive statement of each Fund’s risks may be found in its prospectus which is included with this prospectus. Although the ProFund VP Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the ProFund VP Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Funds, page 11.

Learn More about the Funds

Before allocating amounts to the ProFund VP variable investment options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY

Pruco Life Insurance Company

Pruco Life Insurance Company (“Pruco Life”) is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a separate account, the Pruco Life Variable Universal Account (the “Account”) to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a “separate account” under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life’s other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contract. In addition to these assets, the Account’s assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life’s general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 37 available ProFund VP variable investment options, each of which is a subaccount of the Pruco Life Variable Universal Account. When you choose a ProFund VP variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Pruco Life may add or remove variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Listed below are the ProFunds VP in which the ProFund VP variable investment options invest and their investment strategies and objectives.

Discussion of Strategies

The ProFunds VP are each a series of ProFunds, and have a separate prospectus (“Fund prospectus”) that is provided with this prospectus. You should carefully read the entire Fund prospectus, including the risks and strategies of each ProFund VP, before you decide to allocate assets to a ProFund VP variable investment option using that ProFund VP. There is no assurance that the investment objective of any ProFund VP will be met.

The following discussion of investment strategies covers all ProFunds VP, except ProFund VP Money Market, which is described later in this prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the inverse of the daily performance, a multiple of the daily performance, or a multiple of the inverse of the daily performance, of an index or security. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing and determines the type, quantity and mix of investment positions that a ProFund VP should hold to closely approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Each non-money market ProFund VP, in seeking to achieve its investment objective:

o        takes positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, its benchmark;

o        may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

o        seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

o        is permitted to use a variety of securities, investment strategies and techniques in pursuit of its investment objective and may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective;

o        may substitute a different index or security for the index or security underlying its benchmark or may weight certain stocks or industries differently than the index;

o        does not take temporary defensive positions; and

o        does not seek to provide correlation with its benchmark over a period of time other than daily.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

ProFund VP variable investment options:

ProFund VP Bull: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index. ProFund VP Bull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P 500 Index. ProFund VP Bull may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Small-Cap: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. ProFund VP Small-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP OTC: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. “OTC” in the name of ProFund VP OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934. ProFund VP OTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the NASDAQ-100 Index. ProFund VP OTC may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Mid-Cap Value: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index. ProFund VP Mid-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P MidCap 400/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Mid-Cap Growth: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index. ProFund VP Mid-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P MidCap 400/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Asia 30: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. ProFund VP Asia 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Asia 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities of Asian companies contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Asia 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Asia 30 will have industry concentrations to approximately the same extent as its Index.

ProFund VP Europe 30: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. ProFund VP Europe 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Europe 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Japan: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when ProFund VP Japan values its shares, ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the Nikkei 225 Stock Average. ProFund VP Japan invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the Nikkei 225 Stock Average. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Japan may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP UltraBull: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index. If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP UltraMid-Cap: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index. If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. ProFund VP UltraMid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraMid-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP UltraSmall-Cap: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index. If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. ProFund VP UltraSmall-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraSmall-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP UltraOTC: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index. If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. “OTC” in the name of ProFund VP UltraOTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934. ProFund VP UltraOTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the NASDAQ-100 Index. ProFund VP UltraOTC will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Bear: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index. If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day. ProFund VP Bear takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Short Small-Cap: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index. If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day. ProFund VP Short Small-Cap invests in financial instruments that should have similar daily price return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Short OTC: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index. If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day. “OTC” in the name of ProFund VP Short OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934. ProFund VP Short OTC takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the NASDAQ-100 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Banks: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index. ProFund VP Banks invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Banks Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Banks may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Banks will have industry concentrations to approximately the same extent as its Index.

ProFund VP Basic Materials: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index. ProFund VP Basic Materials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Basic Materials Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Basic Materials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Basic Materials will have industry concentrations to approximately the same extent as its Index.

ProFund VP Biotechnology: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. ProFund VP Biotechnology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Biotechnology Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Biotechnology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Biotechnology will have industry concentrations to approximately the same extent as its Index.

ProFund VP Consumer Cyclical: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index. ProFund VP Consumer Cyclical invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Consumer Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Cyclical may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Cyclical will have industry concentrations to approximately the same extent as its Index.

ProFund VP Consumer Non-Cyclical: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index. ProFund VP Consumer Non-Cyclical invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Consumer Non-Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Non-Cyclical may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Non-Cyclical will have industry concentrations to approximately the same extent as its Index.

ProFund VP Energy: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index. ProFund VP Energy invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Energy Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Energy may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Energy will have industry concentrations to approximately the same extent as its Index.

ProFund VP Financial: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. ProFund VP Financial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Financial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Financial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Financial will have industry concentrations to approximately the same extent as its Index.

ProFund VP Healthcare: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. ProFund VP Healthcare invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Healthcare Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Healthcare may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Healthcare will have industry concentrations to approximately the same extent as its Index.

ProFund VP Industrial: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index. ProFund VP Industrial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Industrial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Industrial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Industrial will have industry concentrations to approximately the same extent as its Index.

ProFund VP Internet: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index. ProFund VP Internet invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones Composite Internet Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Internet may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Internet will have industry concentrations to approximately the same extent as its Index.

ProFund VP Pharmaceuticals: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. ProFund VP Pharmaceuticals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Pharmaceuticals Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Pharmaceuticals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Pharmaceuticals will have industry concentrations to approximately the same extent as its Index.

ProFund VP Precious Metals: seeks daily investment results, before fees and expenses that correspond to the daily performance of the Philadelphia Stock Exchange Gold/Silver Sector Index. Effective June 18, 2004, the index underlying the ProFund VP Precious Metals’ benchmark will be the Dow Jones Precious Metals Index. ProFund VP Precious Metals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the index underlying its benchmark. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Precious Metals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Precious Metals will have industry concentrations to approximately the same extent as the Index underlying its benchmark.

ProFund VP Real Estate: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. ProFund VP Real Estate invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Real Estate may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Real Estate will have industry concentrations to approximately the same extent as its Index.

ProFund VP Semiconductor: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index. ProFund VP Semiconductor invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Semiconductor Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Semiconductor may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Semiconductor will have industry concentrations to approximately the same extent as its Index.

ProFund VP Technology: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. ProFund VP Technology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Technology Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Technology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

ProFund VP Telecommunications: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. ProFund VP Telecommunications invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Telecommunications Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Telecommunications may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Telecommunications will have industry concentrations to approximately the same extent as its Index.

ProFund VP Utilities: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index. ProFund VP Utilities invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Utilities Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Utilities may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Utilities will have industry concentrations to approximately the same extent as its Index.

ProFund VP U.S. Government Plus: seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise. If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. ProFund VP U.S. Government Plus invests in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the daily price movement of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. Government securities and/or financial instruments with similar economic characteristics. ProFund VP U.S. Government Plus will employ leveraged investment techniques in seeking its investment objective.

ProFund VP Rising Rates Opportunity: seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall. If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the inverse of the daily price movement of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

ProFund VP Money Market: seeks a high level of current income consistent with liquidity and preservation of capital. ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal. ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. government securities and repurchase agreements.

Under normal circumstances, all Mid-Cap and Small-Cap ProFunds VP, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, and all Sector ProFunds VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily price return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days’ prior notice of any change in the policy.

ProFund Advisors LLC is the investment advisor and is responsible for the day-to-day management of the ProFunds VP and other business affairs of the ProFunds VP. ProFund Advisors LLC’s principal business address is 7501 Wisconsin Ave, Suite 1000, Bethesda, Maryland 20814.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Each of the ProFunds VP, or an affiliate of the ProFunds and/or certain other entities may compensate Pruco Life based upon an annual percentage of the average assets held in the ProFunds by Pruco Life under the Contracts. These percentages may vary by ProFund VP and reflect administrative and other services provided. With regard to its variable life insurance Contracts, generally Pruco Life receives a fee of 0.20%, annually, for providing such services.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the ProFund VP variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of a Fund’s portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Fund’s portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Funds

We may substitute one or more of the mutual funds used by the ProFund VP variable investment options. We may also cease to allow investments in existing funds. We do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the ProFund VP variable investment options and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans, page 35. Most charges, although not all, are made by reducing the Contract Fund.

Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The “current charge” is the amount that Pruco Life is now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

We reserve the right to charge up to 6% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Currently, the charge is equal to 4% of premiums paid up to the amount of the Sales Load Target Premium and 2% of premiums paid in excess of this amount for the first 10 Contract years (or the first 10 years of a coverage segment representing an increase in basic insurance amount); 0% thereafter. The Sales Load Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. For Contracts issued on an unrated insured below age 56, the Sales Load Target Premium is generally equal to what the Target Premium for a Type A Contract would be if the insured was either in the Nonsmoker or Smoker rating class, and there were no extra risk charges or riders on the Contract. For Contracts issued on an unrated insured below age 56 in a more favorable rating class, the Sales Load Target Premium will be greater than the Target Premium, if there are no extra risk charges or riders on the Contract. For Contracts issued on insureds age 56 or greater or with substandard ratings, the Sales Load Target Premium will generally be less than the Target Premium. See PREMIUMS, page 27.

Paying more than the Sales Load Target Premium in any of the first 10 Contract years could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884.00 and the Contract owner would like to pay 10 premiums. If the Contract owner paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $265.20. If the Contract owner paid $884.00 in each of the first 10 Contract years, the total sales load would be $353.60. See Increases in Basic Insurance Amount, page 34.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the Death Benefit Guarantee Values shown on your Contract Data pages. See Death Benefit Guarantee, page 32. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 38.

Surrender Charges

We will assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge is a percentage of one year’s Sales Load Target Premium, less premiums for riders and extras, as determined at the time the Contract is issued. A separate surrender charge is based on one year’s Sales Load Target Premium for each new coverage segment determined at the time each new coverage segment is issued. The percentage varies by issue age. For all issue ages 0-45, the maximum first year percentage is 90%, and is reduced annually at a constant rate to zero by the end of the 10th year. These surrender charges are similar to what is often referred to as “deferred sales load” charges and compensate Pruco Life for administrative costs associated with the sale of the Contracts. The duration of the surrender charge also varies by age.

The chart below shows the maximum percentages for all ages at the beginning of the first Contract year, the rate at which the percentages is reduced annually, and the end of the last Contract year for which a surrender charge is shown. The surrender charge is not deducted from the death benefit if the insured should die during this period. This charge is deducted to cover sales and administrative costs, such as: the cost of processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. A schedule showing the maximum surrender charges for a full surrender occurring during each year for which a surrender charge may be payable is found in the Contract Data pages of the Contract.

   ---------------------------------------------------------------------------------------------------------------------------
                                           Maximum Percentages for Surrender Charges
   ---------------------------------------------------------------------------------------------------------------------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
    Issue Age    Percentage at    Reduction in      To the        Issue Age    Percentage at     Reduction in       To the
                 start of year     percentage     end of year                 start of year 1     percentage     end of year
                       1           points each                                                    points each
                                      year                                                           year
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
       0-45          90.0%            9.00%           10              60           47.5%             6.79%            7
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        46           87.0%            8.70%           10              61           45.0%             7.50%            6
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        47           84.0%            8.40%           10              62           42.5%             7.08%            6
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        48           81.0%            8.10%           10              63           40.0%             8.00%            5
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        49           78.0%            7.80%           10              64           37.5%             9.37%            4
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        50           75.0%            7.50%           10              65           35.0%             8.75%            4
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        51           72.0%            7.20%           10              66           34.0%             8.50%            4
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        52           69.0%            6.90%           10              67           33.5%             8.37%            4
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        53           66.0%            6.60%           10              68           33.0%             8.25%            4
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        54           63.0%            6.30%           10              69           32.5%            10.83%            3
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        55           60.0%            6.00%           10              70           32.0%            10.67%            3
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        56           57.5%            6.39%            9              71           31.5%            10.50%            3
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        57           55.0%            6.87%            8              72           31.0%            10.33%            3
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        58           52.5%            6.56%            8              73           30.5%            10.17%            3
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
   ------------- --------------- ---------------- ------------    ----------- ----------------- ---------------- -------------
        59           50.0%            7.14%            7          74 and           30.0%            10.00%            3
                                                                    above
   ------------- --------------- ---------------- ------------ -- ----------- ----------------- ---------------- -------------

We will show a surrender charge threshold for each coverage segment in the Contract Data pages. This threshold amount is the segment’s lowest coverage amount since its effective date. If during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the basic insurance amount is decreased (including as a result of a withdrawal or a change in type of death benefit), and the new basic insurance amount for any coverage segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new coverage segment is less than the threshold, divided by the basic insurance amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past. See Increases in Basic Insurance Amount, page 34 and Decreases in Basic Insurance Amount, page 34.

Cost of Insurance

We deduct, monthly, a cost of insurance (“COI”) charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund — significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund (“net amount at risk”) under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables and an insured’s current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life’s current COI rates are lower than the maximum rates. Current COI charges range from $.006 to $83.34 per $1,000 of net amount at risk. See Increases in Basic Insurance Amount, page 34.

Taxes Attributable to Premiums

We reserve the right to charge up to 7.5% for taxes attributable to premiums. In California, Oregon, and Texas this is called a premium based administrative charge. For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business or any other type of charge (or component thereof) measured by or based upon the amount of premium received by Pruco Life.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Pruco Life’s estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to state of residence. Pruco Life may collect more for this charge than it actually pays for state and local premium taxes.

The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in Pruco Life’s federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

Monthly Deductions from the Contract Fund

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two ProFund VP variable investment options from which we deduct your Contract’s monthly charges. See Allocated Charges, page 22.

(a)	An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, the first part of the charge is equal to $20 per Contract for the first two Contract years and $12.50 per Contract thereafter. However, Pruco Life reserves the right, to charge up to $20 per Contract for each Contract year. Currently, the second part of this charge is equal to an amount up to $1.12 per $1,000 of the basic insurance amount for the first five Contract years and zero thereafter. The amount per $1,000 varies by sex, issue age, smoker/nonsmoker status, and extra rating class, if any.

(b)	If the Contract includes a coverage segment representing an increase in basic insurance amount, we will deduct $12 per segment for the first two years of the coverage segment and zero thereafter; plus, we currently charge an amount of up to $1.12 per $1,000 of the coverage segment for an increase in basic insurance amount for the first five years from the effective date of the increase and zero thereafter. The amount per $1,000 varies by sex, issue age, smoker/nonsmoker status, extra rating class, if any, and the effective date of the increase.

In either of the instances described above, the highest charge per thousand is $1.12 and applies to male and female smoker and non-smoker above age 74 at certain rating classes. The lowest charge per thousand is $0.03 and applies to female age 0-14, non-smoker at certain rating classes. The amount of the charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

        The following table provides sample per thousand charges:

                         -------------- ---------------- --------------- ---------------- ---------------
                                             Male             Male           Female           Female
                           Issue Age      Non-Smoker         Smoker        Non-Smoker         Smoker
                         -------------- ---------------- --------------- ---------------- ---------------
                         -------------- ---------------- --------------- ---------------- ---------------
                              35             $0.14           $0.23            $0.12           $0.16
                         -------------- ---------------- --------------- ---------------- ---------------
                         -------------- ---------------- --------------- ---------------- ---------------
                              45             $0.24           $0.34            $0.19           $0.28
                         -------------- ---------------- --------------- ---------------- ---------------
                         -------------- ---------------- --------------- ---------------- ---------------
                              55             $0.40           $0.45            $0.31           $0.42
                         -------------- ---------------- --------------- ---------------- ---------------
                         -------------- ---------------- --------------- ---------------- ---------------
                              65             $0.67           $0.76            $0.53           $0.70
                         -------------- ---------------- --------------- ---------------- ---------------
(c)	You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See RIDERS, page 24.

(d)	If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

(e)	A charge may be deducted to cover federal, state or local taxes (other than “taxes attributable to premiums” described above) that are imposed upon the operations of the Account. In California, Oregon, and Texas this is called a premium based administrative charge. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums, page 21. Pruco Life periodically reviews the question of a charge to the Account for Company federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the ProFund VP Variable Investment Options

Each day we deduct a charge from the assets of each of the ProFund VP variable investment options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.25%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges.

Transaction Charges

(a)	We currently charge a processing fee equal to the lesser of: (a) $25 and; (b) 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a processing fee of up to $25 for any change in basic insurance amount.

(c)	We may charge an administrative processing fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

(d)	We may charge a processing fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may choose from which ProFund VP variable investment option(s) we deduct your Contract’s monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. You may select up to two ProFund VP variable investment options for the allocation of monthly charges. Allocations must be designated in whole percentages. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation to the selected ProFund VP variable investment options must equal 100%. See Monthly Deductions from the Contract Fund, page 21.

If there are insufficient funds in one or both of the selected ProFund VP variable investment options to cover the monthly charges, the selected ProFund VP variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from all other ProFund VP variable investment options proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from your ProFund VP variable investment options.

Charges After Age 100

Beginning on the contract anniversary when the insured reaches attained age 100, premiums will no longer be accepted and monthly charges will no longer be deducted from the Contract Fund. You may continue the contract until the insured’s death, or until you surrender the contract for its cash surrender value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere. Mortality and expense risk charges and investment advisory fees will continue to be deducted daily. Any outstanding loan will remain on the policy, unless repaid, and will continue to accrue interest.

Portfolio Charges

Charges are deducted from, and expenses are paid out of, the assets of the Funds as described in the Fund prospectuses.

Rider Charges

o    Enhanced  Disability  Benefit  Rider-- We deduct an  administrative  charge  monthly  for this rider which  provides  invested premium amounts while the insured is totally disabled.  If we approve a claim for this benefit,  the monthly charge will be waived while the insured is totally  disabled.  The current charge is based on age, sex, and underwriting  class. It ranges from 5.56% to
     10.44% of the  greater  of: 9% of the  policy  target  premium  or the total of  monthly  deductions,  and is payable to the first
     Contract anniversary on or after the insured's 60th birthday.

o    Target Term Rider-- We may deduct an  administrative  charge monthly for this rider,  which provides a flexible term insurance benefit to attained age 100 on the life of the insured.  Currently,  we also deduct a Cost of  Insurance  ("COI")  charge for this rider,  which is lower than the COI charge deducted for the basic amount of insurance,  and is based on age, sex, and underwriting class of the insured.

o    Living Needs Benefit Rider-- We deduct a $150 fee for this rider only if benefits are paid.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request.

While the insured is living, the Contract owner alone is entitled to any Contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request, and the contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary’s interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life’s consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at our Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date except for non-payment of enough premium to pay the required charges and when any change is made in the Contract that requires Pruco Life’s approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex

If the insured’s stated age or sex or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured’s correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the amount of term rider coverage you desire, up to four times the base Contract’s basic insurance amount. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. After issue, while the rider is in-force, you may increase the rider coverage amount subject to a minimum increase amount of $25,000 and the underwriting requirements determined by Pruco Life. The rider coverage amount after the increase cannot exceed four times the base Contract’s basic insurance amount. You may also decrease your rider coverage amount after issue, subject to a minimum decrease amount of $10,000.

The rider death benefit fluctuates as the base Contract’s death benefit changes. When the Contract Fund has not grown to the point where the base Contract’s death benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the rider death benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract’s death benefit begins to vary as required by the Internal Revenue Code’s definition of life insurance, the rider’s death benefit will decrease (or increase) dollar for dollar as the base Contract’s death benefit increases (or decreases). The rider death benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract’s death benefit to grow to the point where the rider death benefit is reduced to zero. If you have a Type A death benefit and you take a withdrawal, the Target Term Rider coverage amount may require a reduction if the death benefit was increased to meet the definition of life insurance. However, we will not reduce the Target Term Rider coverage amount below $5,000, unless the rider is removed from the Contract.

You should consider the following factors when purchasing a Contract with a Target Term Rider:

o    A Contract  with a Target  Term Rider will offer a higher cash value and death  benefit  than an all base policy with the same death  benefit if Pruco Life does not change its current  charges.  This is because:  (1) the Sales Load  Target  Premium  will be lower for a Contract  with a Target  Term Rider than for an all base  policy  with the same death  benefit  and this may result in lower current sales expense charges,  (2) the monthly  administrative  charge will also be lower for a Contract with a Target Term
     Rider than for an all base policy with the same death benefit,  and (3) we currently take lower current Cost of Insurance  charges under the Target Term Rider.

o    However,  a Contract with a Target Term Rider offers the  potential for lower cash values and death  benefits than an all base policy with the same death  benefit if Pruco Life raises its current  charges to the maximum  contractual  level.  This is because guaranteed  maximum  charges  under the Contract and Target Term Rider are the same except for the monthly  administrative  charge which  extends  for 10 years on the rider and only five years on the base  Contract.  The  surrender  charge does not apply to the
     Target Term Rider.

Other factors to consider are:

o    The length of the Death Benefit  Guarantee  available on Contracts with a Target Term Rider is limited to five years. If it is important to you to have a Death Benefit  Guarantee  period longer than five years,  you may want to purchase a Contract without a
     Target Term Rider.  See Death Benefit Guarantee, page 32.

o    The Enhanced  Disability  Benefit is unavailable on Contracts with a Target Term Rider.  If it is important to you to have the
     Enhanced  Disability  Benefit,  you may want to purchase a Contract without a Target Term Rider. See Enhanced  Disability Benefit,
     below.

o    The Living Needs Benefit does not apply to the portion of the death benefit that is  attributable  to a Target Term Rider.  If it is important  to you that the Living Needs  Benefit  applies to the entire death  benefit,  you may want to purchase a Contract without a Target Term Rider.  See Living Needs Benefit, below.

o    The rider  coverage  amount  terminates at the  insured's  age 100. If it is important to you that no coverage  amount then in effect terminates at the insured's attained age 100, you may want to purchase a contract without a Target Term Rider.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract’s cash value and death benefit. It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of base Contract basic insurance amount and rider coverage amount. You can then discuss with your Pruco Life representative how these combinations may address your objectives.

Other Riders

Contract owners may be able to obtain extra fixed benefits which may require additional charges. These optional insurance benefits will be described in what is known as a “rider” to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date. The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply and are clearly described in the applicable rider. Your Pruco Life representative can explain all of these extra benefits further. Also, samples of the provisions are available from Pruco Life upon written request.

Enhanced Disability Benefit Rider — The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision. This rider is not available with death benefit Type C (return of premium) Contracts or Target Term Rider Contracts.

Living Needs Benefit Rider — The Living Needs BenefitSM Rider is available on your Contract in states where it is approved. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid. The Living Needs Benefit does not apply to the portion of the death benefit that is attributable to a Target Term Rider.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract’s death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will not be less than the net cash value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

The Nursing Home Option is available on the Living Needs Benefit rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract’s death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The Contract may generally be issued on insureds through age 90 for death benefit types A and B, and through age 70 for type C. Currently, the minimum basic insurance amount is $250,000.

For Contracts with a Target Term Rider, the minimum total Target Coverage Amount (basic insurance amount plus any Target Term Rider coverage amount combined) is $250,000. Furthermore, if the Target Term Rider is added to the Contract, the minimum basic insurance amount of the base Contract is $100,000, while the minimum rider coverage amount is $5,000. See RIDERS, page 24. Pruco Life may change the minimum basic insurance amounts of the Contracts it will issue.

Pruco Life requires evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best non-smokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Target Premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. Premiums after the minimum initial premium must be received at our Service Office sixty minutes prior to any announced closing of the New York Stock Exchange or they will be applied as of the end of the valuation period the next business day.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 38.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Service Office.

Available Types of Premium

Once the minimum initial premium payment is made, you have a certain amount of flexibility with respect to the amount and timing for premium payments. No specific premiums are required. Several suggested patterns of premiums are described below. Understanding them may help you understand how the Contract works.

o    Target Premiums are premiums that, if paid at the beginning of each Contract year,  will keep the Contract  in-force until the insured's age 65, or if later, during the first 10 Contract years,  regardless of investment  performance and assuming no loans or withdrawals  (not  applicable to Contracts with a Type C death benefit or Contracts with the Target Term Rider).  If you choose to continue the Death Benefit  Guarantee  beyond this period,  you will have to begin paying premiums  substantially  higher than the
     Target Premium.  However,  not all Contracts offer the Death Benefit Guarantee beyond this period. The length of the Death Benefit
     Guarantee  available to you depends on your  Contract's  death benefit type,  the  definition of life  insurance  test selected at issue,  and  whether  the Target  Term  Rider is on the  Contract.  See Death  Benefit  Guarantee,  page 32.  When you  purchase a
     Contract,  your Pruco Life  representative  can tell you the  amount[s] of the Target  Premium.  For a Contract  with no riders or extra risk charges, these premiums will be level.

o    Short-Term  Premiums are premiums that, in some  instances,  make it possible to pay a premium lower than the Target  Premium.
     These Short-Term Premiums,  if paid at the beginning of each Contract year, will keep the Contract in-force during the first five
     Contract  years,  regardless  of  investment  performance  and assuming no loans or  withdrawals.  To continue the Death  Benefit
     Guarantee  beyond this period,  you will have to begin paying  premiums  higher than the  Short-Term  Premium.  However,  not all
     Contracts offer the Death Benefit  Guarantee beyond five Contract years. The length of the Death Benefit  Guarantee  available to you depends on your  Contract's  death benefit type, the  definition of life  insurance  test selected at issue,  and whether the
     Target  Term Rider is on the  Contract.  See Death  Benefit  Guarantee,  page 32. When you  purchase a Contract,  your Pruco Life representative  can tell you the amount[s] of the  Short-Term  Premium.  As is the case with the Target  Premium,  for a Contract with no riders or extra risk charges, these premiums will be level.

o    Lifetime  Premiums are premiums that, if paid at the beginning of each Contract year,  will keep the Contract  in-force during the lifetime of the insured,  regardless of investment  performance  and assuming no loans or withdrawals  (not applicable to all
     Contracts).  See Death  Benefit  Guarantee,  page 32. As is the case with the Target  Premium,  for a Contract  with no riders or extra risk charges,  these premiums will be level. When you purchase a Contract,  your Pruco Life representative can tell you the amount[s] of the Lifetime Premium.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium (In California, Oregon, and Texas this is called a premium based administrative charge) and the first monthly deductions are made. The remainder of the initial premium and any other net premium received in Good Order at a Service Office during the 10 day period following receipt of the Contract will be allocated to the ProFund VP Money Market investment option, as of the later of the Contract date and the end of the valuation period in which it is received. After the tenth day these funds, adjusted for any investment results, will be transferred out of the ProFund VP Money Market investment option and allocated among the ProFund VP variable investment options according to your current premium allocation. If the first premium is received before the Contract date, there will be a period during which the Contract owner’s initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at our Service Office, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to our Service Office or by telephoning our Service Office, provided you are enrolled to use the Telephone Transfer System. Premium allocation changes must be received at our Service Office sixty minutes prior to the close of regular trading on the New York Stock Exchange or they will take effect as of the end of the valuation period the next business day. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers

You may transfer amounts among the ProFund VP variable investment options without charge. All or a portion of the amount credited to a ProFund VP variable investment option may be transferred. Transfers will not be made until 10 days after you receive the Contract.

The request may be in terms of dollars, such as a request to transfer $5,000 from one ProFund VP variable investment option to another, or may be in terms of a percentage reallocation among ProFund VP variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by written notice to our Service Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment, page 24.

Any written transfer request that is received in Good Order at our Service Office after sixty minutes prior to the close of regular trading on the New York Stock Exchange (generally 3:00 pm Eastern time) and prior to the end of the valuation period that day will take effect as of the end of the valuation period the next business day. The “cut-off” time for transfer requests we receive in Good Order that are submitted electronically to us, using electronic tools and procedures that we require, will be extended to thirty minutes prior to the close of regular trading on the New York Stock Exchange (generally 3:30 pm Eastern time). We may set a later cut-off time for transfers and other financial transactions, but we will tell you if we do that.

Contract owners who provide us with a power of attorney authorizing an investment advisor that:

     o   has a minimum of $200  million in assets  under  management  and (1) has a minimum of $20 million in assets  under  management within  PruLife(R)Advisor Select variable  universal life insurance  contracts,  or (2) for a period of nine months  following first  authorization  of the investment  advisor by power of attorney to manage assets within PruLife(R)Advisor Select variable universal life insurance  contracts,  has committed to $20 million in assets under  management  within PruLife(R)Advisor Select variable universal life insurance contracts by the end of that nine month period;
     o   signs and adheres to certain indemnification agreements with us;
     o   demonstrates  systems  and  technology  capabilities  that we require  and has the ability to meet  specific  protocols  in transmitting trading activity; and
     o   is registered as an investment advisor with the SEC or state(s), as appropriate;

will be allowed a later cut-off time for asset allocations, re-allocations and transfers, and will be authorized by us to transmit the trading activity directly to ProFund Advisors LLC. Cut-off times by which ProFund Advisors LLC must receive trading activity directly will vary by fund.

The cut-off time will be six minutes prior to the close of regular trading on the New York Stock Exchange (generally 3:54 p.m. Eastern time) for ProFund VP Bull, ProFund VP OTC, ProFund VP U.S. Government Plus, ProFund VP UltraBull, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short OTC, ProFund VP Rising Rates Opportunity and ProFund VP Money Market.

The cut-off time will be ten minutes prior to the close of regular trading on the New York Stock Exchange (generally 3:50 p.m. Eastern time) for ProFund VP Small-Cap, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Short Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP UltraMid-Cap and ProFund VP UltraSmall-Cap.

The cut-off time will be twenty seven minutes prior to the close of regular trading on the New York Stock Exchange (generally 3:33 p.m. Eastern time) for ProFund VP Basic Materials, ProFund VP Banks, ProFund VP Biotechnology, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Internet, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications and ProFund VP Utilities.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfer activity by Contract owners, such investment advisors or third parties may result in unusually large transfers which may interfere with our ability or the ability of the underlying Fund to process transactions. Such activity may also adversely affect the investment performance of the Funds.

We reserve the right to limit transfers in any Contract year, or to refuse any of your transfer requests, if:

o     we believe that excessive  transfers,  a specific transfer request, or a group of transfer requests by an owner or the owner's investment  advisor may have a detrimental  effect on the performance of any investment option or the share prices of any Fund or would be detrimental to other Contract owners; or

o     we are  informed by one or more Funds that they intend to restrict  the  purchase of  portfolio  shares  because of  excessive trading or because they believe that a specific  transfer or group of transfers  would have a detrimental  effect on the price of
      Fund shares.

We may apply the restrictions in a non-discriminatory manner reasonably designed to prevent transfers that we consider to be disadvantageous to other Contract owners. We currently have no intention of limiting transfers or refusing transfer requests, however, we reserve the right to do so in the future. For example, we might need to exercise this right in the event of a change in the investment policy for a ProFund VP variable investment option, or in the event we add new ProFund VP variable investment options not designed to accommodate frequent or large transfers. If we exercise this right at the time of a transfer request, we will immediately notify you.

We do not recommend, supervise or select your investment advisor. We are not responsible for any advice provided by your investment advisor.

To use an investment advisor to effect allocations and transfers among the investment options, you must:

o     notify us in writing of the name of your investment advisor; and

o     provide us with a power of attorney  approved by us authorizing your investment  advisor to give us asset  allocation/transfer instructions.

There is no assurance that your investment advisor will successfully predict market fluctuations. In selecting your investment advisor, you should carefully consider his or her background, experience and reputation.

Any restrictions on transfers will be applied uniformly to all persons who own contracts like this one, and will not be waived.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If the minimum initial premium is received before the Contract is issued, the premium will be applied as of the Contract Date. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. If the minimum initial premium is received on or after the Contract date, it will be applied as of the date of receipt in Good Order at a Service Office. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured’s issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt in Good Order at a Service Office and will deduct any charges due on or before that date.

When Proceeds Are Paid

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Service Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the ProFund VP variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Types of Death Benefit

You may select from three types of death benefit at issue. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except where the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where Pruco Life increases the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The payment of additional premiums and favorable investment results of the ProFund VP variable investment options to which the assets are allocated will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. See How a Contract’s Cash Surrender Value Will Vary, page 35.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Pruco Life may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater due to a greater net amount at risk. See How a Contract’s Cash Surrender Value Will Vary, page 35. Unfavorable investment performance will result in decreases in the death benefit and in the cash surrender value. However, as long as the Contract is not in default and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract.

A Contract with a Type C (return of premium) death benefit has a death benefit which will generally equal the basic insurance amount plus the total premiums paid into the Contract, less withdrawals. Pruco Life may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. This death benefit allows the Contract owner, in effect, to recover the cost of the Contract upon the death of the insured. Under certain circumstances, it is possible for a Type C Contract’s death benefit to fall below the basic insurance amount. Favorable investment performance and payment of additional premiums will generally increase the Contract’s cash value. Over time, however, the increase in cash value will be less than under a Type A (fixed) Contract due to a greater net amount at risk and higher cost of insurance charges. See How a Contract’s Cash Surrender Value Will Vary, page 35.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals, page 37.

The way in which the cash surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to Pruco Life’s approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 26. We reserve the right to make an administrative processing charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. A type change that reduces the basic insurance amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES, page 19.

If you are changing your Contract’s type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. Also, if you change a Type C death benefit to a Type A or Type B death benefit after issue, you will not be able to change back to a Type C death benefit. See Types of Death Benefit, page 30.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

--------------------------------------------------------------------
                      Basic Insurance Amount
====================================================================
---------------------- ---------------------------------------------
        FROM                                TO
---------------------- ---------------------------------------------
---------------------- ---------------------- ----------------------
       Type A                 Type B                 Type C
      $300,000               $250,000               $260,000
---------------------- ---------------------- ----------------------
---------------------- ---------------------- ----------------------
       Type B                 Type A                 Type C
      $250,000               $300,000               $260,000
---------------------- ---------------------- ----------------------
---------------------- ---------------------- ----------------------
       Type C                 Type A                 Type B
      $260,000               $300,000               $250,000
---------------------- ---------------------- ----------------------

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or our Service Office. If the change is approved, we will recompute the Contract’s charges and appropriate tables and send you new Contract Data pages. We may require you to send us your Contract before making the change.

Death Benefit Guarantee

Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. Withdrawals may adversely affect the status of the Death Benefit Guarantee. Likewise, a Contract loan may adversely affect any Death Benefit Guarantee. See Withdrawals, page 37, and Loans, page 35. You should consider how important the Death Benefit Guarantee is to you when deciding what premium amounts to pay into the Contract. In Maryland, this guarantee is titled “Death Benefit Guarantee To Prevent Lapse”.

At the Contract date and on each Monthly date, during the Death Benefit Guarantee period shown on your Contract Data pages, we calculate your Contract’s “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate Death Benefit Guarantee Values. These are values used solely to determine if a Death Benefit Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. Your Contract Data pages contain a table of Death Benefit Guarantee Values, calculated as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

At each Monthly date, during the Death Benefit Guarantee period shown on your Contract Data pages, we will compare your Accumulated Net Payments to the Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the Death Benefit Guarantee Value or Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

Short-Term, Target, and Lifetime Premiums are payments which correspond to the Death Benefit Guarantee Values shown on your Contract Data pages. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. However, payment of the Short-Term Premium after year five will not assure that your Contract’s Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing. See PREMIUMS, page 27.

If you want a Death Benefit Guarantee to last longer than five years, you should expect to pay at least the Target Premium at the start of each Contract year. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the insured’s age 65 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Target Premium after the insured’s age 65 or 10 years after issue will not assure that your Contract’s Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing.

If you want a Death Benefit Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime Premium at the start of each Contract year. Paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured’s lifetime, assuming no loans or withdrawals.

The following table provides sample Short-Term, Target, and Lifetime Premiums (to the nearest dollar) for basic insurance amounts and increases dated on or after May 1, 2002. The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 basic insurance amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

---------------------------------------------------------------------------------------------------------------

                                         Illustrative Annual Premiums
---------------------------------------------------------------------------------------------------------------

    Age of
  insured at                Type of             Short-Term Premium      Target Premium      Lifetime Premium
   issue or          Death Benefit Chosen
   increase
---------------- ------------------------------ -------------------- --------------------- --------------------

      40               Type A (Fixed)                $1,125                $2,138               $4,765
---------------------------------------------------------------------------------------------------------------

      40              Type B (Variable)              $1,210                $2,220               $14,185
---------------------------------------------------------------------------------------------------------------

      40         Type C (Return of Premium)          $1,130                 N/A                   N/A
---------------------------------------------------------------------------------------------------------------

      60               Type A (Fixed)                $3,363                $7,158               $12,963
---------------------------------------------------------------------------------------------------------------

      60              Type B (Variable)              $4,415                $7,218               $33,195
---------------------------------------------------------------------------------------------------------------

      60         Type C (Return of Premium)          $4,163                 N/A                   N/A
---------------------------------------------------------------------------------------------------------------

      80               Type A (Fixed)                $16,203              $39,345               $47,235
---------------------------------------------------------------------------------------------------------------

      80              Type B (Variable)              $22,353              $43,980               $83,015
---------------------------------------------------------------------------------------------------------------

      80         Type C (Return of Premium)            N/A                  N/A                   N/A
---------------------------------------------------------------------------------------------------------------

Paying the Short-Term, Target, or Lifetime Premiums at the start of each Contract year is one way of reaching the Death Benefit Guarantee Values; it is certainly not the only way. The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee until the later of the insured’s age 65 or 10 years after issue, you may prefer to pay at least the Target Premium in all years, rather than paying the lower Short-Term Premium in the first five years. If you pay only enough premium to meet the Death Benefit Guarantee Values in the first five years, you will need to pay more than the Target Premium at the beginning of the 6th year in order to continue the Death Benefit Guarantee.

Similarly, if you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Death Benefit Guarantee Values until the later of the insured’s age 65 or 10 years after issue, a substantial amount may be required to meet the subsequent Death Benefit Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 38.

Not all Contracts will have the Death Benefit Guarantee available in all years. Type A and Type B Contracts with the Cash Value Accumulation Test elected for definition of life insurance testing will have the Death Benefit Guarantee available for the lifetime of the insured. However, Type A and Type B Contracts with the Guideline Premium Test elected for definition of life insurance testing will have the Death Benefit Guarantee available until the insured’s age 65 or 10 years after issue, whichever is later. Furthermore, Type C Contracts with either the Cash Value Accumulation Test or Guideline Premium Test elected for definition of life insurance testing, will only have the Death Benefit Guarantee available for the first five Contract years. Contracts with the Target Term Rider will also have the Death Benefit Guarantee available for only the first five Contract years. Your Contract Data pages will show Death Benefit Guarantee Values for the duration available with your Contract. See Types of Death Benefit, page 30 and Tax Treatment of Contract Benefits, page 38.

Increases in Basic Insurance Amount

Subject to state approval and subject to the underwriting requirements determined by Pruco Life, after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract, thus, creating an additional coverage segment.

The following conditions must be met:

(1)	you must ask for the change in a form that meets Pruco Life’s needs;

(2)	the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages;

(3)	you must prove to us that the insured is insurable for any increase;

(4)	the Contract must not be in default;

(5)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and (6) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter. See the definition of Contract year for an increase in basic insurance amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, page 44.

Each coverage segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold. The surrender charge threshold is the segment’s lowest coverage amount since its effective date. See Decreases in Basic Insurance Amount, page 34, and Surrender Charges, page 20.

The COI rates for a coverage segment representing an increase in basic insurance amount are based upon 1980 CSO Tables, the age at the effective date of the increase and the number of years since then, total basic insurance amount, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the insured’s attained age for the initial coverage segment.

Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a “free-look” right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the “free-look” right would have to be exercised no later than 10 days after receipt of the Contract as increased.

Payment of a significant premium in conjunction with an increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 38. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value . Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance.

In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 19. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease. A decrease will not take effect if the insured is not living on the effective date.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change. Each coverage segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date. If the decrease in basic insurance amount reduces a coverage segment to an amount equal to or greater than its surrender charge threshold, we will not impose a surrender charge. However, if the decrease in basic insurance amount reduces a coverage segment below its threshold, we will subtract the new coverage segment amount from the threshold amount. We will then multiply the surrender charge by the lesser of this difference and the amount of the decrease, divide by the basic insurance amount at issue, and deduct the result from the Contract Fund. See Surrender Charges, page 20.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits, page 38. Furthermore, a decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 38. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

CONTRACT VALUES

How a Contract’s Cash Surrender Value Will Vary

You may surrender the Contract for its cash surrender value (referred to as net cash value in the Contract). The Contract’s cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See Loans, page 35. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the ProFund VP variable investment option[s]; (2) interest credited on any loan; and (3) the daily asset charge for mortality and expense risks assessed against the ProFund VP variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES, page 19. Upon request, Pruco Life will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T5 in this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying certain premium amounts (see PREMIUMS, page 27), and assuming hypothetical uniform investment results in the Fund portfolios. The tables assume maximum charges will be made. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 41.

Surrender of a Contract

A Contract may be surrendered for its cash surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a signed written request in a form that meets Pruco Life’s needs, to our Service Office. The surrender request must be received at our Service Office sixty minutes prior to any announced closing of the New York Stock Exchange or it will take effect as of the end of the valuation period the next business day. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 38.

Loans

You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to 90% of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $500. In some states the minimum loan amount will be lower. The loan request must be received at our Service Office sixty minutes prior to any announced closing of the New York Stock Exchange or it will take effect as of the end of the valuation period the next business day.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.10%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. If the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 37 and Tax Treatment of Contract Benefits — Pre-Death Distributions, page 38.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Account. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each ProFund VP variable investment option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 0.10%.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 38.

Any Contract debt will directly reduce a Contract’s cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract’s cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the contract fund deductions for two monthly dates following the date of withdrawal. The amount withdrawn must be at least $100. There is an administrative processing fee for each withdrawal which is equal to the lesser of $25 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. The withdrawal request must be received at our Service Office sixty minutes prior to any announced closing of the New York Stock Exchange or it will take effect as of the end of the valuation period the next business day. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 38.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and a reduction in the Target Term Rider coverage amount. If a decrease in basic insurance amount reduces a coverage segment below its surrender charge threshold, a surrender charge may be deducted. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 26. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits, page 38.

Currently, when you request a transaction which causes a decrease in basic insurance amount resulting in a Contract that is classified as a Modified Endowment Contract, we will provide an authorization form. The authorization form will confirm that you are aware that the Contract will become a Modified Endowment Contract if the transaction is completed. When we receive that properly completed form in a Service Office, we will complete the transaction and send a confirmation notice.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash surrender value withdrawn, the withdrawal fee, and any surrender charge. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee, since withdrawals decrease your Accumulated Net Payments. See Death Benefit Guarantee, page 32.

Generally, Pruco Life will pay any withdrawn portion of cash surrender value or withdrawal amount within seven days after all the documents required for such a payment are received at a Service Office.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

Pruco Life will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee, assuming there are no outstanding loans. See Death Benefit Guarantee, page 32. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Pruco Life will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at our Service Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 38.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured;

(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and

(3)	any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Tax Information in the Fund prospectus.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract’s death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

o        you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, and

o        the  Contract's  death benefit will  generally be income tax free to your  beneficiary.  However,  your death benefit could be subject to estate tax.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distribution-The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

         Contracts Not Classified as Modified Endowment Contracts.

o        If you  surrender  the  Contract or allow it to lapse,  you will be taxed on the amount you receive in excess of the  premiums you paid less the untaxed portion of any prior  withdrawals.  For this purpose,  you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words,  you will  immediately  have taxable income to the extent of gain in the  Contract.  Reinstatement  of the  Contract  after lapse will not  eliminate  the taxable income which we are required to report to the Internal Revenue  Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o        Generally,  you will be taxed on a  withdrawal  to the extent the amount you  receive  exceeds the  premiums  you paid for the
         Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances,  in the first
         15 Contract  years,  all or a portion of a withdrawal  may be taxed if the Contract  Fund exceeds the total  premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

o        Extra  premiums for optional  benefits and riders  generally do not count in computing  the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

o        Loans you take  against the Contract  are  ordinarily  treated as debt and are not  considered  distributions  subject to tax.
         However,  you should know that the Internal  Revenue  Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential  between the loan interest rate and  Contract's  crediting  rate.  Were the Internal  Revenue  Service to take this  position,  Pruco Life would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

         Modified Endowment Contracts.

o        The rules change if the Contract is  classified  as a Modified  Endowment  Contract.  The Contract  could be  classified  as a
         Modified  Endowment  Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider  removed).  The addition of a rider or an increase in the face amount of insurance may also cause the  Contract to be  classified  as a Modified  Endowment  Contract if a  significant  premium is paid in conjunction  with an increase or the addition of a rider. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

o        If the  Contract is  classified  as a Modified  Endowment  Contract,  then amounts you receive  under the Contract  before the insured's  death,  including  loans and  withdrawals,  are included in income to the extent that the  Contract  Fund before surrender charges exceeds the premiums paid for the Contract  increased by the amount of any loans previously included  in income and  reduced  by any  untaxed  amounts  previously  received  other than the amount of any loans excludible  from income.  An assignment  of a Modified  Endowment  Contract is taxable in the same way.  These rules also apply to pre-death distributions,  including loans and assignments,  made during the two-year period before the time that the Contract became a Modified Endowment Contract.

o        Any taxable income on pre-death  distributions  (including  full  surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming  disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

o        All  Modified  Endowment  Contracts  issued by us to you during the same  calendar  year are treated as a single  Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular ProFund VP variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding.     You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 (Prusec is a successor company to Pruco Securities Corporation, established in 1971) under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec retained no commissions during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

Commissions are paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Prusec passes though 100% of commissions to its registered representatives. For more information, see DISTRIBUTION AND COMPENSATION in the Statement of Additional Information to this prospectus.

In addition, in an effort to promote the sale of our products (which may include the placement of our Contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our business, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to us and that are typical of the businesses in which we operate. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 through T5) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are “hypothetical” because they are based, in part, upon several assumptions, which are described below. All five tables assume the following:

o    a Contract bought by a 45 year old male, Preferred Plus, with no extra risks or substandard ratings.

o    a given premium amount is paid on each Contract anniversary and no loans are taken.

o    maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made.

o    the Contract Fund has been invested in equal amounts in each of the 37 Funds.

The first table (page T1) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 38 and Types of Death Benefit, page 30.

The second table (pages T2) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $100,000 basic insurance amount and a $150,000 Target Term Rider has been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 38 and Types of Death Benefit, page 30.

The third table (page T3) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Guideline Premium Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 38 and Types of Death Benefit, page 30.

The fourth table (page T4) assumes: (1) a Type B (variable) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 38 and Types of Death Benefit, page 30.

The fifth table (page T5) assumes: (1) a Type C (return of premium) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 38 and Types of Death Benefit, page 30.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following illustrations (pages T1 through T5) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 37 portfolios of 2.03%, and the daily deduction from the Contract Fund of 0.45% per year for the tables based on maximum charges. Thus, assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of –2.48%, 3.52% and 9.52%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 2.03% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

The Contract allows you to invest your net premium dollars in professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 45 year old man using maximum charges, may be useful for a 45 year old man, but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration using current charges for your own age, sex, and rating class.

                                                                              ILLUSTRATIONS
                                                                              -------------

                                                                         PRULIFE ADVISOR SELECT
                                                                      CASH VALUE ACCUMULATION TEST
                                                                      TYPE A (FIXED) DEATH BENEFIT
                                                                    MALE PREFERRED PLUS ISSUE AGE 45
                                                                     $250,000 BASIC INSURANCE AMOUNT
                                              ASSUME PAYMENT OF $7,210 ANNUAL PREMIUM IN YEAR 1, THEN $2,703.75 THEREAFTER
                                                                          USING MAXIMUM CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-2.48% Net)      (3.52% Net)     (9.52% Net)     (-2.48% Net)      (3.52% Net)     (9.52% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $  7,498         $250,000         $250,000        $250,000         $1,060           $ 1,377         $ 1,694
      2           $ 10,610         $250,000         $250,000        $250,000         $1,715           $ 2,383         $ 3,090
      3           $ 13,846         $250,000         $250,000        $250,000         $2,292           $ 3,341         $ 4,517
      4           $ 17,211         $250,000         $250,000        $250,000         $2,783           $ 4,243         $ 5,970
      5           $ 20,712         $250,000         $250,000        $250,000         $3,185           $ 5,080         $ 7,445
      6           $ 24,352         $250,000         $250,000        $250,000         $4,199           $ 6,572         $ 9,692
      7           $ 28,137         $250,000         $250,000        $250,000         $5,087           $ 7,996         $12,015
      8           $ 32,075         $250,000         $250,000        $250,000         $5,835           $ 9,334         $14,409
      9           $ 36,169         $250,000         $250,000        $250,000         $6,427           $10,564         $16,861
     10           $ 40,428         $250,000         $250,000        $250,000         $6,850           $11,665         $19,366
     15           $ 64,415         $250,000         $250,000        $250,000         $4,603           $13,116         $31,020
     20           $ 93,600         $250,000         $250,000        $250,000         $    0           $ 6,040         $41,107
     25           $129,107         $      0(2)      $      0(2)     $250,000         $    0(2)        $     0(2)      $43,773
     30           $172,307         $      0         $      0        $250,000         $    0           $     0         $22,990
     35           $224,867         $      0         $      0        $      0(2)      $    0           $     0         $     0(2)
     40           $288,813         $      0         $      0        $      0         $    0           $     0         $     0
     45           $366,614         $      0         $      0        $      0         $    0           $     0         $     0
     50           $461,271         $      0         $      0        $      0         $    0           $     0         $     0
     55           $576,436         $      0         $      0        $      0         $    0           $     0         $     0

  (1) Assumes no Contract loan has been made.

  (2) Based on a gross return of 0%, the Contract would go into default in policy year 21, unless an additional premium payment was made.
      Based on a gross return of 6%, the Contract would go into default in policy year 22, unless an additional premium payment was made.
      Based on a gross return of 12%, the Contract would go into default in policy year 32, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.  Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                   T1

                                                                         PRULIFE ADVISOR SELECT
                                                                      CASH VALUE ACCUMULATION TEST
                                                                      TYPE A (FIXED) DEATH BENEFIT
                                                                    MALE PREFERRED PLUS ISSUE AGE 45
                                      $250,000 TARGET COVERAGE AMOUNT($100,000 BASIC INSURANCE AMOUNT, $150,000 TARGET TERM RIDER)
                                              ASSUME PAYMENT OF $7,210 ANNUAL PREMIUM IN YEAR 1, THEN $2,703.75 THEREAFTER
                                                                          USING MAXIMUM CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-2.48% Net)      (3.52% Net)     (9.52% Net)     (-2.48% Net)      (3.52% Net)     (9.52% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $  7,498         $250,000         $250,000        $250,000         $2,926           $ 3,242         $ 3,560
      2           $ 10,610         $250,000         $250,000        $250,000         $3,395           $ 4,062         $ 4,770
      3           $ 13,846         $250,000         $250,000        $250,000         $3,785           $ 4,834         $ 6,010
      4           $ 17,211         $250,000         $250,000        $250,000         $4,090           $ 5,550         $ 7,277
      5           $ 20,712         $250,000         $250,000        $250,000         $4,305           $ 6,200         $ 8,565
      6           $ 24,352         $250,000         $250,000        $250,000         $4,705           $ 7,064         $10,170
      7           $ 28,137         $250,000         $250,000        $250,000         $4,987           $ 7,842         $11,806
      8           $ 32,075         $250,000         $250,000        $250,000         $5,137           $ 8,515         $13,460
      9           $ 36,169         $250,000         $250,000        $250,000         $5,139           $ 9,059         $15,117
     10           $ 40,428         $250,000         $250,000        $250,000         $4,977           $ 9,451         $16,760
     15           $ 64,415         $250,000         $250,000        $250,000         $2,693           $10,115         $26,394
     20           $ 93,600         $      0(2)      $250,000        $250,000         $    0(2)        $ 2,166         $33,193
     25           $129,107         $      0         $      0(2)     $250,000         $    0           $     0(2)      $29,475
     30           $172,307         $      0         $      0        $      0(2)      $    0           $     0         $     0(2)
     35           $224,867         $      0         $      0        $      0         $    0           $     0         $     0
     40           $288,813         $      0         $      0        $      0         $    0           $     0         $     0
     45           $366,614         $      0         $      0        $      0         $    0           $     0         $     0
     50           $461,271         $      0         $      0        $      0         $    0           $     0         $     0
     55           $576,436         $      0         $      0        $      0         $    0           $     0         $     0

  (1) Assumes no Contract loan has been made.

  (2) Based on a gross return of 0%, the Contract would go into default in policy year 17, unless an additional premium payment was made.
      Based on a gross return of 6%, the Contract would go into default in policy year 21, unless an additional premium payment was made.
      Based on a gross return of 12%, the Contract would go into default in policy year 30, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.  Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                   T2

                                                                         PRULIFE ADVISOR SELECT
                                                                         GUIDELINE PREMIUM TEST
                                                                      TYPE A (FIXED) DEATH BENEFIT
                                                                    MALE PREFERRED PLUS ISSUE AGE 45
                                                                     $250,000 BASIC INSURANCE AMOUNT
                                              ASSUME PAYMENT OF $7,210 ANNUAL PREMIUM IN YEAR 1, THEN $2,703.75 THEREAFTER
                                                                          USING MAXIMUM CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-2.48% Net)      (3.52% Net)     (9.52% Net)     (-2.48% Net)      (3.52% Net)     (9.52% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $  7,498         $250,000         $250,000        $250,000         $1,060           $ 1,377         $ 1,694
      2           $ 10,610         $250,000         $250,000        $250,000         $1,715           $ 2,383         $ 3,090
      3           $ 13,846         $250,000         $250,000        $250,000         $2,292           $ 3,341         $ 4,517
      4           $ 17,211         $250,000         $250,000        $250,000         $2,783           $ 4,243         $ 5,970
      5           $ 20,712         $250,000         $250,000        $250,000         $3,185           $ 5,080         $ 7,445
      6           $ 24,352         $250,000         $250,000        $250,000         $4,199           $ 6,572         $ 9,692
      7           $ 28,137         $250,000         $250,000        $250,000         $5,087           $ 7,996         $12,015
      8           $ 32,075         $250,000         $250,000        $250,000         $5,835           $ 9,334         $14,409
      9           $ 36,169         $250,000         $250,000        $250,000         $6,427           $10,564         $16,861
     10           $ 40,428         $250,000         $250,000        $250,000         $6,850           $11,665         $19,366
     15           $ 64,415         $250,000         $250,000        $250,000         $4,603           $13,116         $31,020
     20           $ 93,600         $250,000         $250,000        $250,000         $    0           $ 6,040         $41,107
     25           $129,107         $      0(2)      $      0(2)     $250,000         $    0(2)        $     0(2)      $43,773
     30           $172,307         $      0         $      0        $250,000         $    0           $     0         $22,990
     35           $224,867         $      0         $      0        $      0(2)      $    0           $     0         $     0(2)
     40           $288,813         $      0         $      0        $      0         $    0           $     0         $     0
     45           $366,614         $      0         $      0        $      0         $    0           $     0         $     0
     50           $461,271         $      0         $      0        $      0         $    0           $     0         $     0
     55           $576,436         $      0         $      0        $      0         $    0           $     0         $     0

  (1) Assumes no Contract loan has been made.

  (2) Based on a gross return of 0%, the Contract would go into default in policy year 21, unless an additional premium payment was made.
      Based on a gross return of 6%, the Contract would go into default in policy year 22, unless an additional premium payment was made.
      Based on a gross return of 12%, the Contract would go into default in policy year 32, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.  Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                   T3

                                                                         PRULIFE ADVISOR SELECT
                                                                      CASH VALUE ACCUMULATION TEST
                                                                     TYPE B (VARIABLE) DEATH BENEFIT
                                                                    MALE PREFERRED PLUS ISSUE AGE 45
                                                                     $250,000 BASIC INSURANCE AMOUNT
                                              ASSUME PAYMENT OF $7,210 ANNUAL PREMIUM IN YEAR 1, THEN $2,703.75 THEREAFTER
                                                                          USING MAXIMUM CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-2.48% Net)      (3.52% Net)     (9.52% Net)     (-2.48% Net)      (3.52% Net)     (9.52% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $  7,498         $254,287         $254,602        $254,918         $1,042           $ 1,358         $ 1,674
      2           $ 10,610         $254,597         $255,260        $255,962         $1,677           $ 2,340         $ 3,042
      3           $ 13,846         $254,826         $255,865        $257,027         $2,231           $ 3,269         $ 4,432
      4           $ 17,211         $254,969         $256,407        $258,107         $2,698           $ 4,136         $ 5,836
      5           $ 20,712         $255,019         $256,877        $259,196         $3,072           $ 4,930         $ 7,249
      6           $ 24,352         $255,677         $257,993        $261,037         $4,055           $ 6,371         $ 9,615
      7           $ 28,137         $256,204         $259,029        $262,931         $4,906           $ 7,732         $11,633
      8           $ 32,075         $256,585         $259,965        $264,864         $5,612           $ 8,992         $13,891
      9           $ 36,075         $256,804         $260,776        $266,819         $6,155           $10,127         $16,170
     10           $ 40,428         $256,848         $261,441        $268,779         $6,524           $11,116         $18,454
     15           $ 64,415         $253,962         $261,688        $277,926         $3,962           $11,688         $27,926
     20           $ 93,600         $250,000         $253,302        $282,385         $    0           $ 3,302         $32,385
     25           $129,107         $      0(2)      $      0(2)     $272,411         $    0(2)        $     0(2)      $22,411
     30           $172,307         $      0         $      0        $      0(2)      $    0           $     0         $     0(2)
     35           $224,867         $      0         $      0        $      0         $    0           $     0         $     0
     40           $288,813         $      0         $      0        $      0         $    0           $     0         $     0
     45           $366,614         $      0         $      0        $      0         $    0           $     0         $     0
     50           $461,271         $      0         $      0        $      0         $    0           $     0         $     0
     55           $576,436         $      0         $      0        $      0         $    0           $     0         $     0

  (1) Assumes no Contract loan has been made.

  (2) Based on a gross return of 0%, the Contract would go into default in policy year 21, unless an additional premium payment was made.
      Based on a gross return of 6%, the Contract would go into default in policy year 21, unless an additional premium payment was made.
      Based on a gross return of 12%, the Contract would go into default in policy year 29, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.  Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                   T4

                                                                         PRULIFE ADVISOR SELECT
                                                                      CASH VALUE ACCUMULATION TEST
                                                                TYPE C (RETURN OF PREMIUM) DEATH BENEFIT
                                                                    MALE PREFERRED PLUS ISSUE AGE 45
                                                                     $250,000 BASIC INSURANCE AMOUNT
                                              ASSUME PAYMENT OF $7,210 ANNUAL PREMIUM IN YEAR 1, THEN $2,703.75 THEREAFTER
                                                                          USING MAXIMUM CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-2.48% Net)      (3.52% Net)     (9.52% Net)     (-2.48% Net)      (3.52% Net)     (9.52% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $  7,498         $257,210         $257,210        $257,210         $1,036           $ 1,351         $ 1,668
      2           $ 10,610         $259,914         $259,914        $259,914         $1,655           $ 2,319         $ 3,023
      3           $ 13,846         $262,618         $262,618        $262,618         $2,182           $ 3,223         $ 4,389
      4           $ 17,211         $265,321         $265,321        $265,321         $2,610           $ 4,053         $ 5,759
      5           $ 20,712         $268,025         $268,025        $268,025         $2,932           $ 4,795         $ 7,124
      6           $ 24,352         $270,729         $270,729        $270,729         $3,846           $ 6,167         $ 9,227
      7           $ 28,137         $273,433         $273,433        $273,433         $4,611           $ 7,441         $11,365
      8           $ 32,075         $276,136         $276,136        $276,136         $5,210           $ 8,592         $13,524
      9           $ 36,169         $278,840         $278,840        $278,840         $5,621           $ 9,592         $15,681
     10           $ 40,428         $281,544         $281,544        $281,544         $5,826           $10,413         $17,817
     15           $ 64,415         $295,063         $295,063        $295,063         $1,707           $ 9,324         $25,909
     20           $ 93,600         $      0(2)      $      0(2)     $308,500         $    0(2)        $     0(2)      $26,678
     25           $129,107         $      0         $      0        $322,100         $    0           $     0         $ 5,498
     30           $172,307         $      0         $      0        $      0(2)      $    0           $     0         $     0(2)
     35           $224,867         $      0         $      0        $      0         $    0           $     0         $     0
     40           $288,813         $      0         $      0        $      0         $    0           $     0         $     0
     45           $366,614         $      0         $      0        $      0         $    0           $     0         $     0
     50           $461,271         $      0         $      0        $      0         $    0           $     0         $     0
     55           $576,436         $      0         $      0        $      0         $    0           $     0         $     0

  (1) Assumes no Contract loan has been made.

  (2) Based on a gross return of 0%, the Contract would go into default in policy year 16, unless an additional premium payment was made.
      Based on a gross return of 6%, the Contract would go into default in policy year 20, unless an additional premium payment was made.
      Based on a gross return of 12%, the Contract would go into default in policy year 26, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.  Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                   T5

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or “opt out” of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium  payments you make,  accumulated at an effective  annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

attained age - The insured's age on the Contract date plus the number of years since then.  For any coverage  segment  effective  after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic  insurance  amount - The amount of life  insurance as shown in the  Contract,  not  including  riders.  Also referred to as "face amount."

cash  surrender  value - The amount  payable to the Contract  owner upon  surrender of the  Contract.  It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charge.  Also referred to in the Contract as "Net Cash Value."

Contract - The variable universal life insurance policy described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is effective, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract  Fund - The total  amount  credited  to a  specific  Contract.  On any date it is equal to the sum of the  amounts  in all the
ProFund VP variable investment options, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract  year - A year that starts on the  Contract  date or on a Contract  anniversary.  For any  coverage  segment  representing  an increase,  "Contract  year"  is a year  that  starts  on the  effective  date of the  increase  (referred  to as  "Target  year" in the
Contract).  See Increases in Basic Insurance Amount, page 34.

coverage segment - The basic insurance amount at issue is the first coverage  segment.  For each increase in basic insurance  amount, a new coverage segment is created for the amount of the increase.

death benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

Death Benefit Guarantee - Sufficient  premium payments,  on an accumulated  basis, will guarantee that your Contract will not lapse and a death  benefit will be paid upon the death of the insured,  regardless  of  investment  experience  and assuming no loans.  See Death
Benefit Guarantee, page 32.

Funds - The separate  ProFund VP  portfolios.  One or more of the  available  Funds may be chosen as an underlying  investment  for the
Contract.

Good Order - An  instruction  received at our Service  Office  utilizing  such forms,  signatures,  and dating as we require,  which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Monthly date - The Contract date and the same date in each subsequent month.

ProFund VP variable  investment  options - The portfolios of the mutual funds available  under this Contract,  whose shares are held in the separate account.

Pruco Life Insurance Company - Us, we, our, Pruco Life.  The company offering the Contract.

Sales Load Target  Premium - A premium  that is used to determine  sales load based on issue age and rating  class of the insured,  and any extra risk charges or riders, if applicable.

separate  account - Amounts  under the Contract that are  allocated to the ProFund VP variable  investment  options are held by us in a separate account called the Pruco Life Variable  Universal  Account (the "Account").  The separate account is set apart from all of the general assets of Pruco Life Insurance Company.

Target  Premiums - Premiums that, if paid at the beginning of each Contract year,  will keep the Contract  in-force until the insured's age 65, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals.

Target Term Rider - A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured.

valuation period - The period of time from one  determination  of the value of the amount invested in a ProFund VP variable  investment option to the next. Such  determinations are made when the net asset values of the portfolios of the Funds are calculated,  which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 pm Eastern time).

you - The owner of the Contract.

To Learn More About PruLife® Advisor Select

To learn more about the PruLife® Advisor Select variable universal life policy, you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2004, or view online at www.prudential.com. See the Table of Contents of the SAI below.

                                                       TABLE OF CONTENTS OF THE
                                                  STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-100057. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Advisor Select SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey  07102-2992

   Investment Company Act of 1940: Registration No. 811-5826.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account
Pruco Life Insurance Company

PruLife® Advisor Select

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-782-5356. You can also view the Statement of Additional Information located with the Prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                                                  Pruco Life Insurance Company
                                                     213 Washington Street
                                                    Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2004.

                                                       TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company (“Pruco Life”) is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract or policy.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $382,298,796 in 2003, $398,845,630 in 2002, and $346,992,444 in 2001.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

Pruco Life and Prudential entered into a Reinsurance Agreement under which Pruco Life may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering PruLife® Advisor Select provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis with 70% of the risk reinsured.

Pruco Life and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,729,173 in 2003, $4,400,848 in 2002, and $4,500,284 in 2001 from Pruco Life and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life and Prudential pay for remittance processing is shown below.

-------------------------------------------------------------------------------------------------------------

                                         Remittance Processing Fees
-------------------------------------------------------------------------------------------------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Total # of remittances per month                         Less than        4,500,001 to       Greater than
                                                         4,500,000          5,600,000          5,600,000
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Power Encode and single item payments                      $.0906            $.0869             $.0817
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Multiple item payments                                     $.1614            $.1408             $.1323
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Unprocessable payments                                     $.0900            $.0900             $.0900
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Express mail payments                                       $.40              $.40               $.40
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Cash payments                                              $1.25              $1.25              $1.25
----------------------------------------------------- ----------------- ------------------ ------------------

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Pruco Life will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract’s Death Benefit Will Vary

There are three types of death benefit available under the Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit; and (3) Type C, a return of premium death benefit. A Type C (return of premium) death benefit generally varies by the amount of premiums paid, a Type B (variable) death benefit varies with investment performance, and a Type A (fixed) death benefit does not vary unless it must be increased to comply with the Internal Revenue Code’s definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before any reduction of Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)      the basic insurance amount; and

(2)      the Contract Fund before the deduction of any monthly  charges due on that date,  multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                                  Type A (Fixed) Death Benefit
------------------------------------------- -----------------------------------------------------------------------------------
                    IF                                                             THEN
------------------------------------------- -----------------------------------------------------------------------------------
                        and the Contract      the attained age    the Contract Fund multiplied by the   and the Death Benefit
 the insured is age          Fund is            factor is**              attained age factor is                   is
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         40                 $ 25,000                3.57                         89,250                        $250,000
         40                 $ 75,000                3.57                        267,750                        $267,750*
         40                 $100,000                3.57                        357,000                        $357,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         60                 $ 75,000                1.92                        144,000                        $250,000
         60                 $125,000                1.92                        240,000                        $250,000
         60                 $150,000                1.92                        288,000                        $288,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         80                 $150,000                1.26                        189,000                        $250,000
         80                 $200,000                1.26                        252,000                        $252,000*
         80                 $225,000                1.26                        283,500                        $283,500*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
-------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type B (Variable) Contract’s Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before any reduction of Contract debt, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)      the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)      the Contract Fund before the deduction of any monthly  charges due on that date,  multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                              Type B (Variable) Death Benefit
-------------------------------------------- ---------------------------------------------------------------------------------
                    IF                                                             THEN
-------------------------------------------- ---------------------------------------------------------------------------------
                         and the Contract      the attained age      the Contract Fund multiplied by        and the Death
 the insured is age          Fund is             factor is**           the attained age factor is            Benefit is
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         40                  $25,000                 3.57                         89,250                      $275,000
         40                  $75,000                 3.57                        267,750                      $325,000
         40                  $100,000                3.57                        357,000                      $357,000*
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         60                  $ 75,000                1.92                        144,000                      $325,000
         60                  $125,000                1.92                        240,000                      $375,000
         60                  $150,000                1.92                        288,000                      $400,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         80                  $150,000                1.26                        189,000                      $400,000
         80                  $200,000                1.26                        252,000                      $450,000
         80                  $225,000                1.26                        283,500                      $475,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

Assuming no Contract debt, the death benefit of a Type C (return of premium) Contract will always be the greater of:

(1)      the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, accumulated at an interest rate (between 0% and 8%; in1/2% increments) chosen by the Contract owner to the date of death; and

(2)      the Contract Fund before the deduction of monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                          Type C (Return of Premium) Death Benefit
  ----------------------------------------------------------------------------------------------------------------------------------------
                                 IF                                                                 THEN
  ----------------------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------------
                                        and the premiums paid less                         the Contract Fund
         the         and the Contract       any withdrawals is       the attained age      multiplied by the
       insured           Fund is                                       factor is**       attained age factor is  and the Death Benefit is
       is age
  ----------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        40               $25,000                 $15,000                  3.57                   89,250                 $265,000
        40               $75,000                 $60,000                  3.57                  267,750                 $310,000
        40               $100,000                $80,000                  3.57                  357,000                 $357,000*
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        60               $75,000                $ 60,000                  1.92                  144,000                 $310,000
        60               $125,000               $100,000                  1.92                  240,000                 $350,000
        60               $150,000               $125,000                  1.92                  288,000                 $375,000
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        80               $150,000               $125,000                  1.26                  189,000                 $375,000
        80               $200,000               $150,000                  1.26                  252,000                 $400,000
        80               $225,000               $175,000                  1.26                  283,500                 $425,000
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------
----------------------------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
----------------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

Reports to Contract Owners

Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract Data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

Once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issue the insurance policy when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

DISTRIBUTION AND COMPENSATION

Service Fees

Pruco Life and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life. We may also receive a portion of the 12b-1 fees, if any, and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

Compensation

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 (Prusec is a successor company to Pruco Securities Corporation, established in 1971) under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec retained no commissions during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

Commissions are paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Prusec passes through 100% of commissions to its registered representatives. Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.

Generally, broker-dealers will receive a commission of no more than 50% of premiums received in the first 24 months following the Contract Date on total premium received since issue up to the Commissionable Target Premium and 4% of premiums received in the first 24 months following the Contract Date to the extent that the total premium received since issue exceeds the Commissionable Target Premium. Also, broker-dealers generally will receive a commission of no more than 4% on premiums received in years three through 10 up to the Commissionable Target Premium in each policy year; and 3% on premiums received in years three through 10 that exceed the Commissionable Target Premium in each policy year.

If the basic insurance amount is increased, broker-dealers will generally receive a commission of no more than 50% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and 2% of premiums received up to the Commissionable Target Premium for the increase in years two through 10 of the increase. Moreover, broker-dealers generally will receive a commission of no more than 4% on premiums received in any of the first 10 years following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.

Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Contract value. We may also provide compensation for providing ongoing service to Contract owners in relation to the Contract.

In addition, in an effort to promote the sale of our products (which may include the placement of our Contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

EXPERTS

The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 2003, 2002 and 2001 and for each of the three years in the period ended December 31, 2003 and the financial statements of the Pruco Life Variable Universal Account as of December 31,2003, and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this Statement of Additional Information have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of the ProFund VP Money Market Portfolio as if PruLife® Advisor Select had been investing in that subaccount during a specified period. All fees, expenses, and charges associated with the PruLife® Advisor Select Contract are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the ProFund VP Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

			SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$119,010,934	$85,572,398	$53,649,570	$3,133,318	$60,042,037

Net Assets	$119,010,934	$85,572,398	$53,649,570	$3,133,318	$60,042,037

NET ASSETS, representing:
Accumulation units	$119,010,934	$85,572,398	$53,649,570	$3,133,318	$60,042,037

	$119,010,934	$85,572,398	$53,649,570	$3,133,318	$60,042,037

Units outstanding	91,975,506	42,294,062	34,244,410	2,676,625	27,883,017

Portfolio shares held	11,901,093	7,660,913	2,610,685	206,275	4,187,032
Portfolio net asset value per share	$10.00	$11.17	$20.55	$15.19	$14.34
Investment in portfolio shares, at cost	$119,010,934	$85,330,592	$53,576,789	$3,092,819	$60,405,376

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

			SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$962,906	$3,685,050	$455,694	$70,183	$1,172,129

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	507,176	476,200	200,214	22,735	260,408
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	507,176	476,200	200,214	22,735	260,408

NET INVESTMENT INCOME (LOSS)	455,730	3,208,850	255,480	47,448	911,721

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	(180,342)	(5,453,538)	(231,739)	(271,321)
Net change in unrealized gain (loss) on investments .	0	3,061,103	17,521,599	854,660	7,316,034

NET GAIN (LOSS) ON INVESTMENTS	0	2,880,761	12,068,061	622,921	7,044,713

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$455,730	$6,089,611	$12,323,541	$670,369	$7,956,434

The accompanying notes are an integral part of these financial statements.

A1

			SUBACCOUNTS (Continued)

Prudential	Prudential		Prudential		Prudential	Prudential
High Yield	Stock	Prudential	Natural	Prudential	Government	Zero Coupon	Prudential
Bond	Index	Value	Resources	Global	Income	Bond 2005	Jennison
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$6,139,559	$173,409,512	$11,328,285	$2,101,699	$11,188,166	$75,169,297	$25,309,142	$27,919,232

$6,139,559	$173,409,512	$11,328,285	$2,101,699	$11,188,166	$75,169,297	$25,309,142	$27,919,232
$6,139,559	$173,409,512	$11,328,285	$2,101,699	$11,188,166	$75,169,297	$25,309,142	$27,919,232

$6,139,559	$173,409,512	$11,328,285	$2,101,699	$11,188,166	$75,169,297	$25,309,142	$27,919,232

5,186,442	113,050,073	7,048,315	445,364	12,072,678	28,451,880	7,830,072	36,809,502

1,160,597	5,920,434	652,551	76,453	738,981	6,306,149	1,891,565	1,679,858
$5.29	$29.29	$17.36	$27.49	$15.14	$11.92	$13.38	$16.62
$6,253,269	$174,330,439	$11,392,256	$1,392,478	$11,469,557	$76,927,261	$24,528,862	$27,380,715

			SUBACCOUNTS (Continued)

Prudential	Prudential		Prudential		Prudential	Prudential
High Yield	Stock	Prudential	Natural	Prudential	Government	Zero Coupon	Prudential
Bond	Index	Value	Resources	Global	Income	Bond 2005	Jennison
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$ 463,391	$2,169,024	$152,716	$79,775	$29,462	$2,635,575	$1,123,937	$63,137

17,262	654,095	41,171	10,799	33,968	413,220	154,174	73,132
0	0	0	0	0	0	(65,838)	0

17,262	654,095	41,171	10,799	33,968	413,220	88,336	73,132

446,129	1,514,929	111,545	68,976	(4,506)	2,222,355	1,035,601	(9,995)

0	4,706,318	0	122,926	0	2,166,675	16,968	0
(221,931)	(2,951,808)	(778,481)	65,399	(564,201)	(51,423)	95,997	(523,905)
955,884	32,063,846	2,943,035	358,124	3,145,511	(2,918,548)	(740,916)	6,223,696

733,953	33,818,356	2,164,554	546,449	2,581,310	(803,296)	(627,951)	5,699,791

$ 1,180,082	$35,333,285	$2,276,099	$615,425	$2,576,804	$1,419,059	$407,650	$5,689,796

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

			SUBACCOUNTS

	Prudential	T. Rowe Price	AIM V.I.	Janus	MFS
	Small Capitalization	International	Premier	Aspen	Emerging
	Stock	Stock	Equity	Growth	Growth
	Portfolio	Portfolio	Fund	Portfolio	Series

ASSETS
Investment in the portfolios, at value	$19,652,144	$5,306,415	$1,975,095	$5,383,278	$3,918,886

Net Assets	$19,652,144	$5,306,415	$1,975,095	$5,383,278	$3,918,886

NET ASSETS, representing:
Accumulation units	$19,652,144	$5,306,415	$1,975,095	$5,383,278	$3,918,886

	$19,652,144	$5,306,415	$1,975,095	$5,383,278	$3,918,886

Units outstanding	7,347,420	6,772,107	3,026,408	7,778,703	6,795,669

Portfolio shares held	1,114,067	444,423	97,632	279,942	252,668
Portfolio net asset value per share	$17.64	$11.94	$20.23	$19.23	$15.51
Investment in portfolio shares, at cost	$16,577,759	$4,888,684	$2,141,100	$5,528,953	$5,068,994

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

	SUBACCOUNTS

	Prudential	T. Rowe Price	AIM V.I.	Janus	MFS
	Small Capitalization	International	Premier	Aspen	Emerging
	Stock	Stock	Equity	Growth	Growth
	Portfolio	Portfolio	Fund	Portfolio	Series

INVESTMENT INCOME
Dividend income	$78,362	$56,474	$5,440	$4,415	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	94,977	18,934	11,724	26,949	16,338
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	94,977	18,934	11,724	26,949	16,338

NET INVESTMENT INCOME (LOSS)	(16,615)	37,540	(6,284)	(22,534)	(16,338)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	102,481	4,344	0	0	0
Realized gain (loss) on shares redeemed	(14,137)	(72,518)	(71,010)	(153,744)	(361,666)
Net change in unrealized gain (loss) on investments	5,175,421	1,265,872	452,399	1,421,749	1,354,397

NET GAIN (LOSS) ON INVESTMENTS	5,263,765	1,197,698	381,389	1,268,005	992,731

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,247,150	$1,235,238	$375,105	$1,245,471	$976,393

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

						Dreyfus Variable
American	Franklin	American	Prudential	Prudential	Dreyfus	Investment	Prudential
Century	Templeton	Century VP	SP Alliance	SP Davis	MidCap	Developing	SP Small/Mid
VP Value	Small Cap	Income & Growth	Large Cap Growth	Value	Stock	Leaders	Cap Value
Fund	Fund	Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$9,121,176	$7,425,491	$2,510,903	$6,538,358	$19,142,771	$1,405,707	$2,845,837	$15,298,653

$9,121,176	$7,425,491	$2,510,903	$6,538,358	$19,142,771	$1,405,707	$2,845,837	$15,298,653

$9,121,176	$7,425,491	$2,510,903	$6,538,358	$19,142,771	$1,405,707	$2,845,837	$15,298,653

$9,121,176	$7,425,491	$2,510,903	$6,538,358	$19,142,771	$1,405,707	$2,845,837	$15,298,653

6,697,802	10,827,668	2,754,391	8,917,684	18,726,405	1,295,499	5,247,137	12,811,700

1,170,883	426,018	382,177	1,049,496	1,953,344	88,856	76,112	1,187,784
$7.79	$17.43	$6.57	$6.23	$9.80	$15.82	$37.39	$12.88
$7,905,555	$6,828,160	$2,255,991	$6,697,700	$16,264,587	$1,187,030	$2,483,086	$12,963,099

SUBACCOUNTS (Continued)

						Dreyfus Variable
American	Franklin	American	Prudential	Prudential	Dreyfus	Investment	Prudential
Century	Templeton	Century VP	SP Alliance	SP Davis	MidCap	Developing	SP Small/Mid
VP Value	Small Cap	Income & Growth	Large Cap Growth	Value	Stock	Leaders	Cap Value
Fund	Fund	Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$ 58,633	$0	$29,288	$0	$66,904	$3,329	$688	$2,927

36,721	19,026	4,694	13,092	36,696	1,924	4,074	28,184
0	0	0	0	0	0	0	0

36,721	19,026	4,694	13,092	36,696	1,924	4,074	28,184

21,912	(19,026)	24,594	(13,092)	30,208	1,405	(3,386)	(25,257)

0	0	0	0	0	0	0	0
(1,827)	(94,463)	(33,005)	(259,877)	(4,545)	8,234	(13,374)	(26,139)
1,601,045	1,828,764	668,510	1,412,685	3,843,239	270,374	624,179	3,393,156

1,599,218	1,734,301	635,505	1,152,808	3,838,694	278,608	610,805	3,367,017

$ 1,621,130	$1,715,275	$660,099	$1,139,716	$3,868,902	$280,013	$607,419	$3,341,760

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

			SUBACCOUNTS

	Goldman Sachs	INVESCO	INVESCO	Prudential SP	Janus Aspen
	CORE Small	VIF -	VIF -	INVESCO Small	Mid Cap Growth
	Cap Equity	Utilities	Technology	Company Growth	Porfolio -
	Fund	Fund	Fund	Portfolio	Service Shares

ASSETS
Investment in the portfolios, at value	$1,531,967	$2,860	$398,294	$3,193,968	$1,922,482

Net Assets	$1,531,967	$2,860	$398,294	$3,193,968	$1,922,482

NET ASSETS, representing:
Accumulation units	$1,531,967	$2,860	$398,294	$3,193,968	$1,922,482

	$1,531,967	$2,860	$398,294	$3,193,968	$1,922,482

Units outstanding	1,214,180	4,714	1,506,122	3,542,398	4,328,842

Portfolio shares held	117,934	221	33,555	489,872	91,329
Portfolio net asset value per share	$12.99	$12.96	$11.87	$6.52	$21.05
Investment in portfolio shares, at cost	$1,285,653	$2,515	$383,645	$2,799,601	$1,718,691

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

	SUBACCOUNTS

	Goldman Sachs	INVESCO	INVESCO	Prudential SP	Janus Aspen
	CORE Small	VIF -	VIF -	INVESCO Small	Mid Cap Growth
	Cap Equity	Utilities	Technology	Company Growth	Porfolio -
	Fund	Fund	Fund	Portfolio	Service Shares

INVESTMENT INCOME
Dividend income	$2,993	$31	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	2,231	5	675	5,977	3,030
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	2,231	5	675	5,977	3,030

NET INVESTMENT INCOME (LOSS)	762	26	(675)	(5,977)	(3,030)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	44,094	0	0	0	0
Realized gain (loss) on shares redeemed	2,002	(32)	(11,012)	(5,909)	(20,605)
Net change in unrealized gain (loss) on investments	390,263	365	138,732	693,787	480,805

NET GAIN (LOSS) ON INVESTMENTS	436,359	333	127,720	687,878	460,200

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$437,121	$359	$127,045	$681,901	$457,170

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

Janus Aspen	Oppenheimer	Prudential	Prudential	Janus Aspen	Prudential	Prudential	Prudential
Balanced	VA Aggressive	SP PIMCO	SP PIMCO	Growth	SP Large Cap	SP AIM Core	SP MFS Capital
Porfolio -	Growth	Total Return	High Yield	Portfolio -	Value	Equity	Opportunities
Service Shares	Fund	Portfolio	Portfolio	Service Shares	Portfolio	Portfolio	Portfolio

$14,676,493	$592,678	$34,078,353	$6,621,061	$1,049,537	$4,717,808	$1,349,504	$1,930,478

$14,676,493	$592,678	$34,078,353	$6,621,061	$1,049,537	$4,717,808	$1,349,504	$1,930,478

$14,676,493	$592,678	$34,078,353	$6,621,061	$1,049,537	$4,717,808	$1,349,504	$1,930,478

$14,676,493	$592,678	$34,078,353	$6,621,061	$1,049,537	$4,717,808	$1,349,504	$1,930,478

14,816,060	1,210,560	27,143,918	5,303,394	1,231,779	4,701,667	1,406,463	2,631,117

616,142	16,220	2,953,064	628,781	55,123	476,546	198,456	304,973
$23.82	$36.54	$11.54	$10.53	$19.04	$9.90	$6.80	$6.33
$13,815,245	$524,742	$33,135,841	$6,056,884	$906,701	$4,161,827	$1,178,689	$1,785,068

SUBACCOUNTS (Continued)

Janus Aspen	Oppenheimer	Prudential	Prudential	Janus Aspen	Prudential	Prudential	Prudential
Balanced	VA Aggressive	SP PIMCO	SP PIMCO	Growth	SP Large Cap	SP AIM Core	SP MFS Capital
Porfolio -	Growth	Total Return	High Yield	Portfolio -	Value	Equity	Opportunities
Service Shares	Fund	Portfolio	Portfolio	Service Shares	Portfolio	Portfolio	Portfolio

$ 205,768	$0	$756,695	$341,094	$0	$0	$2,875	$1,550

20,843	730	73,138	14,295	1,657	9,344	2,523	3,623
0	0	0	0	0	0	0	0

20,843	730	73,138	14,295	1,657	9,344	2,523	3,623

184,925	(730)	683,557	326,799	(1,657)	(9,344)	352	(2,073)

0	0	599,585	0	0	0	0	0
10,124	738	135,748	19,098	117	(12,989)	2,008	(13,018)
1,228,137	81,434	159,018	634,769	193,640	882,127	220,828	346,167

1,238,261	82,172	894,351	653,867	193,757	869,138	222,836	333,149

$ 1,423,186	$81,442	$1,577,908	$980,666	$192,100	$859,794	$223,188	$331,076

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

			SUBACCOUNTS

	Prudential	Prudential	SP Prudential	Prudential	Prudential
	SP Strategic	SP Mid	U.S. Emerging	SP AIM	SP Alliance
	Partners Focused	Cap Growth	Growth	Aggressive Growth	Technology
	Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$857,967	$4,808,034	$5,356,742	$2,732,645	$1,627,687

Net Assets	$857,967	$4,808,034	$5,356,742	$2,732,645	$1,627,687

NET ASSETS, representing:
Accumulation units	$857,967	$4,808,034	$5,356,742	$2,732,645	$1,627,687

	$857,967	$4,808,034	$5,356,742	$2,732,645	$1,627,687

Units outstanding	988,084	7,313,453	6,237,644	3,132,241	2,258,672

Portfolio shares held	135,540	839,098	805,525	421,055	341,234
Portfolio net asset value per share	$6.33	$5.73	$6.65	$6.49	$4.77
Investment in portfolio shares, at cost	$755,846	$4,500,711	$4,663,466	$2,398,886	$1,463,556

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

	SUBACCOUNTS

	Prudential	Prudential	SP Prudential	Prudential	Prudential
	SP Strategic	SP Mid	U.S. Emerging	SP AIM	SP Alliance
	Partners Focused	Cap Growth	Growth	Aggressive Growth	Technology
	Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	1,565	8,337	9,944	5,246	2,778
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1,565	8,337	9,944	5,246	2,778

NET INVESTMENT INCOME (LOSS)	(1,565)	(8,337)	(9,944)	(5,246)	(2,778)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	825	(33,798)	(4,820)	1,422	(11,087)
Net change in unrealized gain (loss)
on investments	131,926	1,122,679	1,198,135	516,809	376,475

NET GAIN (LOSS) ON INVESTMENTS	132,751	1,088,881	1,193,315	518,231	365,388

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$131,186	$1,080,544	$1,183,371	$512,985	$362,610

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

Prudential	Prudential	Prudential	Prudential	Janus Aspen	Prudential	Prudential
SP Conservative	SP Balanced	SP Growth	SP Aggressive Growth	International	SP Jennison	SP Deutsche	ProFund VP
Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation	Growth Portfolio -	International Growth	International Equity	Asia 30
Portfolio	Portfolio	Portfolio	Portfolio	Service Shares	Portfolio	Portfolio	Fund

$4,015,704	$11,591,452	$12,377,126	$2,660,401	$3,577,264	$2,010,086	$7,098,994	$10,580

$4,015,704	$11,591,452	$12,377,126	$2,660,401	$3,577,264	$2,010,086	$7,098,994	$10,580

$4,015,704	$11,591,452	$12,377,126	$2,660,401	$3,577,264	$2,010,086	$7,098,994	$10,580

$4,015,704	$11,591,452	$12,377,126	$2,660,401	$3,577,264	$2,010,086	$7,098,994	$10,580

3,679,781	10,903,580	12,142,071	2,742,190	5,256,663	2,080,136	8,028,512	6,272

383,178	1,199,943	1,421,025	339,770	156,281	341,271	925,553	273
$10.48	$9.66	$8.71	$7.83	$22.89	$5.89	$7.67	$38.76
$3,651,325	$10,275,748	$10,691,384	$2,250,758	$3,257,975	$1,655,260	$6,286,879	$9,953

SUBACCOUNTS (Continued)

Prudential	Prudential	Prudential	Prudential	Janus Aspen	Prudential	Prudential
SP Conservative	SP Balanced	SP Growth	SP Aggressive Growth	International	SP Jennison	SP Deutsche	ProFund VP
Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation	Growth Portfolio -	International Growth	International Equity	Asia 30
Portfolio	Portfolio	Portfolio	Portfolio	Service Shares	Portfolio	Portfolio	Fund

$38,484	$58,808	$35,606	$426	$27,636	$0	$37,086	$3

10,507	20,833	21,166	3,994	5,482	3,248	12,914	8
0	0	0	0	0	0	0	0

10,507	20,833	21,166	3,994	5,482	3,248	12,914	8

27,977	37,975	14,440	(3,568)	22,154	(3,248)	24,172	(5)

3,227	0	0	0	0	0	0	0
67,278	16,060	26,924	6,125	(173,080)	1,106	(31,980)	74
371,787	1,453,176	1,954,503	490,337	1,033,521	435,511	1,370,852	627

442,292	1,469,236	1,981,427	496,462	860,441	436,617	1,338,872	701

$470,269	$1,507,211	$1,995,867	$492,894	$882,595	$433,369	$1,363,044	$696

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

	SUBACCOUNTS

		ProFund VP
	ProFund VP	Basic		ProFund VP		ProFund VP		ProFund VP
	Banks	Materials		Bear		Biotechnology		UltraBull
	Fund	Fund		Fund		Fund		Fund

ASSETS
Investment in the portfolios, at value	$0	$4		$16		$1		$27,104

Net Assets	$0	$4		$16		$1		$27,104

NET ASSETS, representing:
Accumulation units	$0	$4		$16		$1		$27,104

	$0	$4		$16		$1		$27,104

Units outstanding	0	3		21		1		18,497

Portfolio shares held	0	0	*	0	*	0	*	1,221
Portfolio net asset value per share	$33.11	$33.74		$31.89		$21.96		$22.19
Investment in portfolio shares, at cost	$0	$4		$16		$1		$27,104

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

	SUBACCOUNTS

		ProFund VP
	ProFund VP	Basic	ProFund VP	ProFund VP	ProFund VP
	Banks	Materials	Bear	Biotechnology	UltraBull
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	1	5	83	2	49
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1	5	83	2	49

NET INVESTMENT INCOME (LOSS)	(1)	(5)	(83)	(2)	(49)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	170	3,520	(21,655)	(1,467)	30,851
Net change in unrealized gain (loss)
on investments	0	0	0	0	0

NET GAIN (LOSS) ON INVESTMENTS	170	3,520	(21,655)	(1,467)	30,851

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$169	$3,515	$(21,738)	$(1,469)	$30,802

* Represents less than one share

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

ProFund VP								ProFund VP
Consumer		ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	Mid-Cap
Cyclical		Energy	Europe 30	Financial	Healthcare	Internet	Japan	Growth
Fund		Fund	Fund	Fund	Fund	Fund	Fund	Fund

$2		$0	$51,386	$0	$20,459	$0	$0	$12,143

$2		$0	$51,386	$0	$20,459	$0	$0	$12,143

$2		$0	$51,386	$0	$20,459	$0	$0	$12,143

$2		$0	$51,386	$0	$20,459	$0	$0	$12,143

2		0	37,381	0	17,855	0	0	9,750

0	*	0	2,059	0	793	0	0	407
$27.87		$28.33	$24.96	$30.72	$25.81	$45.81	$27.84	$29.80
$2		$0	$49,305	$0	$19,706	$0	$0	$12,133

SUBACCOUNTS (Continued)

ProFund VP							ProFund VP
Consumer	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	Mid-Cap
Cyclical	Energy	Europe 30	Financial	Healthcare	Internet	Japan	Growth
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$0	$0	$46	$0	$0	$0	$0	$0

4	4	16	12	4	5	5	11
0	0	0	0	0	0	0	0

4	4	16	12	4	5	5	11

(4)	(4)	30	(12)	(4)	(5)	(5)	(11)

0	0	0	0	0	0	0	32
2,635	242	4,713	(91)	36	435	214	1,289

0	0	2,081	0	753	0	0	10

2,635	242	6,794	(91)	789	435	214	1,331

$2,631	$238	$6,824	$(103)	$785	$430	$209	$1,320

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

			SUBACCOUNTS

	ProFund VP	ProFund VP				ProFund VP
	Mid-Cap	Money	ProFund VP		ProFund VP	Precious
	Value	Market	OTC		Pharmaceuticals	Metals
	Fund	Fund	Fund		Fund	Fund

ASSETS
Investment in the portfolios, at value	$36,330	$1,463,805	$1		$0	$24,593

Net Assets	$36,330	$1,463,805	$1		$0	$24,593

NET ASSETS, representing:
Accumulation units	$36,330	$1,463,805	$1		$0	$24,593

	$36,330	$1,463,805	$1		$0	$24,593

Units outstanding	26,832	1,466,445	1		0	15,380

Portfolio shares held	1,151	1,463,805	0	*	0	600
Portfolio net asset value per share	$31.56	$1.00	$15.79		$25.93	$40.99
Investment in portfolio shares, at cost	$34,104	$1,463,805	$1		$0	$24,696

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

	SUBACCOUNTS

	ProFund VP	ProFund VP			ProFund VP
	Mid-Cap	Money	ProFund VP	ProFund VP	Precious
	Value	Market	OTC	Pharmaceuticals	Metals
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Dividend income	$0	$510	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	15	2,400	15	3	2
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	15	2,400	15	3	2

NET INVESTMENT INCOME (LOSS)	(15)	(1,890)	(15)	(3)	(2)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	256	0	(707)	(140)	377
Net change in unrealized gain (loss)
on investments	2,226	0	0	0	(103)

NET GAIN (LOSS) ON INVESTMENTS	2,482	0	(707)	(140)	274

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,467	$(1,890)	$(722)	$(143)	$272

* Represents less than one share

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

ProFund VP	ProFund VP			ProFund VP			ProFund VP	ProFund VP
Real	Rising Rates	ProFund VP	ProFund VP	Short		ProFund VP	Small-Cap	Small-Cap
Estate	Opportunity	Semiconductor	Short OTC	Small-Cap		Small-Cap	Growth	Value
Fund	Fund	Fund	Fund	Fund		Fund	Fund	Fund

$127,331	$13,490	$24,829	$1,297,702	$1		$0	$9,226	$12,621

$127,331	$13,490	$24,829	$1,297,702	$1		$0	$9,226	$12,621

$127,331	$13,490	$24,829	$1,297,702	$1		$0	$9,226	$12,621

$127,331	$13,490	$24,829	$1,297,702	$1		$0	$9,226	$12,621

98,485	15,090	15,419	2,049,661	1		0	7,028	9,447

3,114	578	846	62,661	0	*	0	294	436
$40.89	$23.32	$29.34	$20.71	$18.82		$31.62	$31.35	$28.97
$127,133	$13,406	$24,296	$1,305,210	$1		$0	$9,150	$11,971

SUBACCOUNTS (Continued)

ProFund VP	ProFund VP			ProFund VP		ProFund VP	ProFund VP
Real	Rising Rates	ProFund VP	ProFund VP	Short	ProFund VP	Small-Cap	Small-Cap
Estate	Opportunity	Semiconductor	Short OTC	Small-Cap	Small-Cap	Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$1,280	$0	$0	$0	$0	$0	$0	$0

49	140	8	83	31	2	7	8
0	0	0	0	0	0	0	0

49	140	8	83	31	2	7	8

1,231	(140)	(8)	(83)	(31)	(2)	(7)	(8)

0	0	0	0	0	0	0	0
4,165	16,670	2,100	(12,214)	(9,579)	413	298	213
198	84	533	(7,508)	0	0	76	650

4,363	16,754	2,633	(19,722)	(9,579)	413	374	863

$5,594	$16,614	$2,625	$(19,805)	$(9,610)	$411	$367	$855

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

			SUBACCOUNTS

			ProFund VP
	ProFund VP	ProFund VP	Government	ProFund VP	ProFund VP
	Technology	Telecommunications	Plus	UltraMid-Cap	UltraOTC
	Fund	Fund	Fund	Fund	Fund

ASSETS
Investment in the portfolios, at value	$12,421	$0	$86,995	$11,256	$58,344

Net Assets	$12,421	$0	$86,995	$11,256	$58,344

NET ASSETS, representing:
Accumulation units	$12,421	$0	$86,995	$11,256	$58,344

	$12,421	$0	$86,995	$11,256	$58,344

Units outstanding	8,766	0	85,207	6,851	31,760

Portfolio shares held	798	0	3,035	382	19,192
Portfolio net asset value per share	$15.56	$13.74	$28.66	$29.46	$3.04
Investment in portfolio shares, at cost	$12,245	$0	$95,142	$10,753	$58,144

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

	SUBACCOUNTS

			ProFund VP
	ProFund VP	ProFund VP	U.S. Government	ProFund VP	ProFund VP
	Technology	Telecommunications	Plus	UltraMid-Cap	UltraOTC
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Dividend income	$0	$0	$505	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	2	0	35	85	70
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	2	0	35	85	70

NET INVESTMENT INCOME (LOSS)	(2)	0	470	(85)	(70)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	8,623	0	0
Realized gain (loss) on shares redeemed	78	(31)	13,257	37,137	47,438
Net change in unrealized gain (loss)
on investments	176	0	(8,147)	503	200

NET GAIN (LOSS) ON INVESTMENTS	254	(31)	13,733	37,640	47,638

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$252	$(31)	$14,203	$37,555	$47,568

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

ProFund VP	ProFund VP	ProFund VP
UltraSmall-Cap	Bull	Utilities
Fund	Fund	Fund

$118,774	$12,483	$10,268

$118,774	$12,483	$10,268

$118,774	$12,483	$10,268

$118,774	$12,483	$10,268

60,497	10,212	8,146

4,068	485	459
$29.20	$25.72	$22.38
$112,177	$12,012	$10,047

SUBACCOUNTS (Continued)

ProFund VP	ProFund VP	ProFund VP
UltraSmall-Cap	Bull	Utilities
Fund	Fund	Fund

$0	$0	$172

104	25	5
0	0	0

104	25	5

(104)	(25)	167

0	0	0
38,279	(3,455)	(218)

6,597	471	221

44,876	(2,984)	3

$44,772	$(3,009)	$170

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	Money Market		Diversified Bond		Equity
	Portfolio		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$455,730	$975,008	$3,208,850	$9,465,624	$255,480	$176,387
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares
redeemed	0	0	(180,342)	(625,755)	(5,453,538)	(3,740,747)
Net change in unrealized gain (loss)
on investments	0	0	3,061,103	(3,315,352)	17,521,599	(7,859,744)

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS	455,730	975,008	6,089,611	5,524,517	12,323,541	(11,424,104)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	68,907,934	88,478,451	7,894,105	6,363,163	9,772,691	7,872,558
Policy loans	(1,094,536)	(2,554,203)	(66,879)	(30,538)	(66,374)	(30,150)
Policy loan repayments and interest	204,611	619,459	3,853	74,259	14,673	72,556
Surrenders, withdrawals and
death benefits	(2,603,436)	(255,285)	(1,898,715)	(589,812)	(2,617,238)	(932,836)
Net transfers between other
subaccounts or fixed rate option	(41,418,681)	(93,359,194)	(10,725,861)	(5,733,848)	(2,017,156)	1,866,970
Withdrawal and other charges	(11,493,371)	(10,439,397)	(4,342,121)	(3,628,850)	(3,804,966)	(3,044,773)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	12,502,521	(17,510,169)	(9,135,618)	(3,545,626)	1,281,630	5,804,325

TOTAL INCREASE (DECREASE) IN
NET ASSETS	12,958,251	(16,535,161)	(3,046,007)	1,978,891	13,605,171	(5,619,779)

NET ASSETS
Beginning of year	106,052,683	122,587,844	88,618,405	86,639,514	40,044,399	45,664,178

End of year	$119,010,934	$106,052,683	$85,572,398	$88,618,405	$53,649,570	$40,044,399
Beginning units	80,788,158	83,554,112	44,141,647	44,267,729	28,392,440	20,840,666

Units issued	78,407,052	104,224,237	13,498,103	12,666,796	18,585,605	17,923,672
Units redeemed	(67,219,704)	(106,990,191)	(15,345,688)	(12,792,878)	(12,733,635)	(10,371,898)

Ending units	91,975,506	80,788,158	42,294,062	44,141,647	34,244,410	28,392,440

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential
Flexible Managed		Conservative Balanced		High Yield Bond		Stock Index
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$47,448	$72,577	$911,721	$(246,135)	$446,129	$803,753	$1,514,929	$971,578
0	0	0	114,239	0	0	4,706,318	1,123,598

(231,739)	(609,826)	(271,321)	(826,269)	(221,931)	(864,207)	(2,951,808)	(3,584,145)

854,660	34,647	7,316,034	(3,352,664)	955,884	138,290	32,063,846	(35,701,187)

670,369	(502,602)	7,956,434	(4,310,829)	1,180,082	77,836	35,333,285	(37,190,156)

385,828	689,574	1,570,214	2,234,747	1,744,222	1,463,288	20,940,209	18,781,323
(15,436)	(61,582)	(14,120)	(164,961)	(19,899)	(2,804)	(96,734)	(241,934)
16,458	2,015	32,626	63,101	1,331	1,189	33,955	128,479

(357,398)	(763,323)	(1,104,410)	(340,524)	(151,153)	(823,961)	(2,561,441)	(3,893,387)

(741,470)	(1,856,180)	12,378,890	(621,296)	(225,463)	(1,584,498)	12,139,198	(6,450,119)
(125,411)	(124,573)	(892,225)	(863,573)	(911,385)	(720,259)	(7,550,328)	(5,608,739)

(837,429)	(2,114,069)	11,970,975	307,494	437,653	(1,667,045)	22,904,859	2,715,623

(167,060)	(2,616,671)	19,927,409	(4,003,335)	1,617,735	(1,589,209)	58,238,144	(34,474,533)

3,300,378	5,917,049	40,114,628	44,117,963	4,521,824	6,111,033	115,171,368	149,645,901

$3,133,318	$3,300,378	$60,042,037	$40,114,628	$6,139,559	$4,521,824	$173,409,512	$115,171,368

2,992,911	3,278,223	20,528,563	19,845,628	4,453,334	5,236,654	83,776,829	71,447,421

568,746	1,243,304	9,357,937	3,786,397	2,215,620	2,194,097	50,388,020	39,006,390
(885,032)	(1,528,616)	(2,003,483)	(3,103,462)	(1,482,512)	(2,977,417)	(21,114,776)	(26,676,982)

2,676,625	2,992,911	27,883,017	20,528,563	5,186,442	4,453,334	113,050,073	83,776,829

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	Value		Natural Resources		Global
	Portfolio		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$111,545	$92,969	$68,976	$(653)	$(4,506)	$36,227
Capital gains distributions received	0	0	122,926	18,682	0	0
Realized gain (loss) on shares
redeemed	(778,481)	(624,833)	65,399	40,785	(564,201)	(2,647,414)
Net change in unrealized gain (loss)
on investments	2,943,035	(1,978,207)	358,124	211,744	3,145,511	185,381

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS	2,276,099	(2,510,071)	615,425	270,558	2,576,804	(2,425,806)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,143,296	1,627,483	49,552	34,634	2,321,300	2,327,325
Policy loans	(5,129)	(5,867)	(4)	(1,281)	(3,042)	(75,471)
Policy loan repayments and interest	86	16,793	0	39,854	11,203	18,092
Surrenders, withdrawals and
death benefits	(244,420)	(139,619)	(257,882)	13	(636,450)	(693,711)
Net transfers between other
subaccounts or fixed rate option	135,247	(1,665,952)	9,048	(21,072)	639,096	(4,017,625)
Withdrawal and other charges	(258,621)	(248,371)	(47,490)	(37,154)	(794,769)	(464,285)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	770,459	(415,533)	(246,776)	14,994	1,537,338	(2,905,675)

TOTAL INCREASE (DECREASE) IN
NET ASSETS	3,046,558	(2,925,604)	368,649	285,552	4,114,142	(5,331,481)

NET ASSETS
Beginning of year	8,281,727	11,207,331	1,733,050	1,447,498	7,074,024	12,405,505

End of year	$11,328,285	$8,281,727	$2,101,699	$1,733,050	$11,188,166	$7,074,024

Beginning units	6,710,637	7,051,808	507,425	500,975	9,646,483	10,693,686

Units issued	2,613,093	2,472,724	56,333	195,150	5,130,607	5,360,181
Units redeemed	(2,275,415)	(2,813,895)	(118,394)	(188,700)	(2,704,412)	(6,407,384)

Ending units	7,048,315	6,710,637	445,364	507,425	12,072,678	9,646,483

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

Prudential		Prudential				Prudential
Government		Zero Coupon		Prudential		Small Capitalization
Income		Bond 2005		Jennison		Stock
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$2,222,355	$4,233,814	$1,035,601	$2,145,516	$(9,995)	$(12,967)	$(16,615)	$48,865
2,166,675	299,841	16,968	227,976	0	0	102,481	208,089

(51,423)	14,859	95,997	31,091	(523,905)	(1,227,422)	(14,137)	(12,241)

(2,918,548)	926,334	(740,916)	(24,153)	6,223,696	(3,939,949)	5,175,421	(2,925,119)

1,419,059	5,474,848	407,650	2,380,430	5,689,796	(5,180,338)	5,247,150	(2,680,406)

12,379,878	433,632	44,647	36,504	9,396,271	10,635,521	61,916	295,556
(4)	(1,218)	0	0	(33,242)	(182,984)	0	0
0	37,923	0	0	28,762	38,171	0	0

(272,148)	(2,886,246)	(1,404,146)	(1,122,276)	(1,067,079)	(1,469,533)	(183,351)	(535,188)

(2,042,634)	56,048,126	(55,103)	3,641,594	1,156,419	3,008,182	556,467	725,329
(415,273)	(321,213)	(124,018)	(120,464)	(4,060,034)	(3,285,006)	(183,652)	(183,041)

9,649,819	53,311,004	(1,538,620)	2,435,358	5,421,097	8,744,351	251,380	302,656

11,068,878	58,785,852	(1,130,970)	4,815,788	11,110,893	3,564,013	5,498,530	(2,377,750)

64,100,419	5,314,567	26,440,112	21,624,324	16,808,339	13,244,326	14,153,614	16,531,364

$75,169,297	$64,100,419	$25,309,142	$26,440,112	$27,919,232	$16,808,339	$19,652,144	$14,153,614

24,711,509	2,281,910	8,306,821	7,472,433	28,668,104	15,056,484	7,273,033	7,184,207

5,018,529	24,646,343	21,858	1,154,401	19,115,160	24,769,017	292,212	836,061
(1,278,158)	(2,216,744)	(498,607)	(320,013)	(10,973,762)	(11,157,397)	(217,825)	(747,235)

28,451,880	24,711,509	7,830,072	8,306,821	36,809,502	28,668,104	7,347,420	7,273,033

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

	SUBACCOUNTS

	T. Rowe Price		AIM V.I.		Janus
	International Stock		Premier Equity		Aspen Growth
	Portfolio		Fund		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$37,540	$23,830	$(6,284)	$(6,212)	$(22,534)	$(26,773)
Capital gains distributions received	4,344	3,740	0	0	0	0
Realized gain (loss) on shares
redeemed	(72,518)	(236,307)	(71,010)	(132,432)	(153,744)	(446,708)
Net change in unrealized gain (loss)
on investments	1,265,872	(351,490)	452,399	(467,493)	1,421,749	(937,090)

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS	1,235,238	(560,227)	375,105	(606,137)	1,245,471	(1,410,571)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	546,963	1,083,313	432,048	512,632	751,550	911,465
Policy loans	(12,178)	(76,486)	(59)	(7,751)	0	(129,472)
Policy loan repayments and interest	11,209	16,557	103	83	21,004	31,781
Surrenders, withdrawals and
death benefits	(13,398)	(866,631)	(27,391)	(89,190)	(42,436)	(79,686)
Net transfers between other
subaccounts or fixed rate option	200,334	798,610	(65,223)	(5,258)	11,210	(373,533)
Withdrawal and other charges	(163,360)	(128,917)	(104,259)	(98,150)	(265,600)	(253,169)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	569,570	826,446	235,219	312,366	475,728	107,386

TOTAL INCREASE (DECREASE) IN
NET ASSETS	1,804,808	266,219	610,324	(293,771)	1,721,199	(1,303,185)

NET ASSETS
Beginning of year	3,501,607	3,235,388	1,364,771	1,658,542	3,662,079	4,965,264

End of year	$5,306,415	$3,501,607	$1,975,095	$1,364,771	$5,383,278	$3,662,079

Beginning units	5,788,909	4,297,194	2,613,292	2,211,717	7,008,417	6,839,788

Units issued	1,851,396	3,351,354	859,877	1,084,707	2,230,222	4,405,866
Units redeemed	(868,198)	(1,859,639)	(446,761)	(683,132)	(1,459,936)	(4,237,237)

Ending units	6,772,107	5,788,909	3,026,408	2,613,292	7,778,703	7,008,417

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

						American Century
MFS		American Century		Franklin Templeton		VP Income &
Emerging Growth		VP Value		Small Cap		Growth
Series		Fund		Fund		Fund

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$(16,338)	$(16,161)	$21,912	$3,934	$(19,026)	$(5,989)	$24,594	$14,635
0	0	0	196,885	0	0	0	0

(361,666)	(236,218)	(1,827)	(21,227)	(94,463)	(181,195)	(33,005)	(36,640)

1,354,397	(1,311,754)	1,601,045	(607,790)	1,828,764	(1,008,298)	668,510	(401,779)

976,393	(1,564,133)	1,621,130	(428,198)	1,715,275	(1,195,482)	660,099	(423,784)

605,281	811,807	617,203	790,487	668,794	2,469,452	272,188	684,473
(334)	(305)	(6,799)	(5,883)	(647)	(1,167)	0	0
353	337	0	0	551	515	0	0

(364,078)	(162,046)	(9,937)	(127,407)	(61,858)	(105,375)	(36,141)	(26,733)

(358,995)	80,258	2,173,464	2,513,598	1,083,125	(163,784)	(408,904)	1,641,337
(164,733)	(161,000)	(137,245)	(103,404)	(138,377)	(121,132)	(47,758)	(43,544)

(282,506)	569,051	2,636,686	3,067,391	1,551,588	2,078,509	(220,615)	2,255,533

693,887	(995,082)	4,257,816	2,639,193	3,266,863	883,027	439,484	1,831,749

3,224,999	4,220,081	4,863,360	2,224,167	4,158,628	3,275,601	2,071,419	239,670

$3,918,886	$3,224,999	$9,121,176	$4,863,360	$7,425,491	$4,158,628	$2,510,903	$2,071,419

7,264,158	6,252,221	4,491,803	1,676,753	8,290,872	4,633,047	2,933,398	273,184

1,348,120	1,893,652	2,862,314	2,459,620	3,531,215	6,770,499	970,622	2,997,067
(1,816,609)	(881,715)	(656,315)	355,430	(994,419)	(3,112,674)	(1,149,629)	(336,853)

6,795,669	7,264,158	6,697,802	4,491,803	10,827,668	8,290,872	2,754,391	2,933,398

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential SP		Prudential SP		Dreyfus
	Alliance Large Cap Growth		Davis Value		MidCap Stock
	Portfolio		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(13,092)	$(8,663)	$30,208	$(16,859)	$1,405	$375
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(259,877)	(175,466)	(4,545)	(70,973)	8,234	(11,295)
Net change in unrealized gain (loss)
on investments	1,412,685	(1,255,993)	3,843,239	(1,064,661)	270,374	(117,902)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	1,139,716	(1,440,122)	3,868,902	(1,152,493)	280,013	(128,822)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,359,559	2,369,325	6,605,393	6,084,442	170,444	137,702
Policy loans	(11,419)	(8,418)	(21,491)	(65,103)	0	0
Policy loan repayments and interest	1,583	982	20,430	5,599	0	0
Surrenders, withdrawals and
death benefits	(288,720)	(61,020)	(361,698)	(93,193)	(17,798)	(9,604)
Net transfers between other subaccounts
or fixed rate option	272,737	656,911	1,938,289	3,820,375	357,404	(16,776)
Withdrawal and other charges	(972,694)	(831,094)	(3,071,685)	(2,300,833)	(16,895)	(11,898)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	1,361,046	2,126,686	5,109,238	7,451,287	493,155	99,424

TOTAL INCREASE (DECREASE)
IN NET ASSETS	2,500,762	686,564	8,978,140	6,298,794	773,168	(29,398)

NET ASSETS
Beginning of year	4,037,596	3,351,032	10,164,631	3,865,837	632,539	661,937

End of year	$6,538,358	$4,037,596	$19,142,771	$10,164,631	$1,405,707	$632,539

Beginning units	6,955,084	4,117,695	12,835,429	4,111,577	766,296	700,329

Units issued	4,939,408	4,782,445	10,290,589	12,838,710	738,084	461,197
Units redeemed	(2,976,808)	(1,945,056)	(4,399,613)	(4,114,858)	(208,881)	(395,230)

Ending units	8,917,684	6,955,084	18,726,405	12,835,429	1,295,499	766,296

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)

Dreyfus		Prudential SP		Goldman Sachs		INVESCO VIF -
Variable Investment		Small/Mid Cap Value		CORE Small Cap Equity		Utilities
Developing Leaders Portfolio		Portfolio		Fund		Fund

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$(3,386)	$(2,383)	$(25,257)	$21,946	$762	$1,150	$26	$7
0	0	0	0	44,094	0	0	0
(13,374)	(56,681)	(26,139)	(40,567)	2,002	(2,890)	(32)	(2,297)

624,179	(338,984)	3,393,156	(1,153,566)	390,263	(143,483)	365	20

607,419	(398,048)	3,341,760	(1,172,187)	437,121	(145,223)	359	(2,270)

322,042	467,879	5,724,553	4,649,524	233,374	199,222	702	2,079
0	0	(24,418)	(33,732)	(5,307)	(4,566)	0	0
0	0	13,464	4,309	0	0	0	0

(31,747)	(16,164)	(402,290)	(73,286)	0	0	0	25

551,787	336,198	1,584,099	3,989,768	11,938	92,958	(1,000)	(51)
(34,829)	(22,454)	(2,707,130)	(1,906,307)	(94,917)	(9,552)	(118)	(119)

807,253	765,459	4,188,278	6,630,276	145,088	278,062	(416)	1,934

1,414,672	367,411	7,530,038	5,458,089	582,209	132,839	(57)	(336)

1,431,165	1,063,754	7,768,615	2,310,526	949,758	816,919	2,917	3,253

$2,845,837	$1,431,165	$15,298,653	$7,768,615	$1,531,967	$949,758	$2,860	$2,917

3,468,230	2,080,530	8,621,504	2,200,948	1,096,921	800,744	5,637	4,998

3,293,328	2,401,051	7,877,205	9,305,009	235,300	328,289	1,284	54,231
(1,514,421)	(1,013,351)	(3,687,009)	(2,884,453)	(118,041)	(32,112)	(2,207)	(53,592)

5,247,137	3,468,230	12,811,700	8,621,504	1,214,180	1,096,921	4,714	5,637

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	INVESCO VIF -		Prudential SP		Janus
	Technology		INVESCO Small Company Growth		Aspen Mid Cap Growth
	Fund		Portfolio		Portfolio - Service Shares

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(675)	$(583)	$(5,977)	$(2,762)	$(3,030)	$(3,107)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(11,012)	(6,154)	(5,909)	(20,356)	(20,605)	(969,620)
Net change in unrealized gain (loss)
on investments	138,732	(187,751)	693,787	(336,596)	480,805	416,848

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	127,045	(194,488)	681,901	(359,714)	457,170	(555,879)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	39,783	32,960	1,388,489	1,070,865	148,635	298,648
Policy loans	0	0	(6,944)	(3,052)	0	0
Policy loan repayments and interest	0	0	309	698	0	0
Surrenders, withdrawals and
death benefits	(15,573)	(3,837)	(124,939)	(15,833)	(26,576)	(26,133)
Net transfers between other subaccounts
or fixed rate option	(7,416)	92,446	429,790	613,850	103,703	(359,467)
Withdrawal and other charges	(6,867)	(4,986)	(687,601)	(496,612)	(30,772)	(54,122)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	9,927	116,583	999,104	1,169,916	194,990	(141,074)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	136,972	(77,905)	1,681,005	810,202	652,160	(696,953)

NET ASSETS
Beginning of year	261,322	339,227	1,512,963	702,761	1,270,322	1,967,275

End of year	$398,294	$261,322	$3,193,968	$1,512,963	$1,922,482	$1,270,322

Beginning units	1,432,922	987,216	2,261,312	737,702	3,847,013	4,274,455

Units issued	419,349	1,294,452	2,475,049	2,388,544	1,134,205	5,622,697
Units redeemed	(346,149)	(848,746)	(1,193,963)	(864,934)	(652,376)	(6,050,139)

Ending units	1,506,122	1,432,922	3,542,398	2,261,312	4,328,842	3,847,013

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)

Janus		Oppenheimer VA		Prudential SP		Prudential SP
Aspen Balanced		Aggressive Growth		PIMCO Total Return		PIMCO High Yield
Portfolio - Service Shares		Fund		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$184,925	$114,713	$(730)	$159	$683,557	$370,231	$326,799	$133,219
0	0	0	0	599,585	321	0	0
10,124	(17,401)	738	(9,903)	135,748	22,540	19,098	(8,970)

1,228,137	(426,309)	81,434	(6,553)	159,018	883,183	634,769	(65,291)

1,423,186	(328,997)	81,442	(16,297)	1,577,908	1,276,275	980,666	58,958

6,018,756	143,459	33,541	28,469	7,268,388	8,945,541	907,808	466,428
0	0	0	0	(1,193)	(199,005)	(10,271)	(12)
0	0	0	0	10,498	2,346	907	2,143

(4,868)	(71,708)	(24,674)	0	(569,730)	(106,845)	(67,332)	(10,094)

(807,772)	7,391,707	456,025	5,015	3,953,598	8,917,215	1,569,792	3,032,007
(215,640)	(58,796)	(5,398)	(1,322)	(2,685,272)	(1,079,781)	(528,088)	(202,043)

4,990,476	7,404,662	459,494	32,162	7,976,289	16,479,471	1,872,816	3,288,429

6,413,662	7,075,665	540,936	15,865	9,554,197	17,755,746	2,853,482	3,347,387

8,262,831	1,187,166	51,742	35,877	24,524,156	6,768,410	3,767,579	420,192

$14,676,493	$8,262,831	$592,678	$51,742	$34,078,353	$24,524,156	$6,621,061	$3,767,579

9,466,821	1,266,919	132,295	65,868	20,532,038	6,058,921	3,684,613	412,924

6,906,928	8,916,181	1,176,021	92,721	13,174,765	17,742,785	2,360,531	3,629,063
(1,557,689)	(716,279)	(97,756)	(26,294)	(6,562,885)	(3,269,668)	(741,750)	(357,374)

14,816,060	9,466,821	1,210,560	132,295	27,143,918	20,532,038	5,303,394	3,684,613

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	Janus		Prudential SP		Prudential SP
	Aspen Growth Portfolio -		Large Cap Value		AIM Core Equity
	Service Shares		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(1,657)	$(484)	$(9,344)	$20,774	$352	$(936)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	117	(5,181)	(12,989)	(19,970)	2,008	(10,989)
Net change in unrealized gain (loss)
on investments	193,640	(52,174)	882,127	(331,518)	220,828	(52,319)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	192,100	(57,839)	859,794	(330,714)	223,188	(64,244)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	607,055	298,105	1,976,899	933,846	550,313	370,760
Policy loans	(1,832)	(12)	(11,377)	(3,450)	(5,968)	(2,138)
Policy loan repayments and interest	270	52	768	639	148	564
Surrenders, withdrawals and
death benefits	(11,809)	(1,427)	(62,187)	(18,406)	(29,455)	(2,100)
Net transfers between other subaccounts
or fixed rate option	188,199	238,353	600,443	1,949,905	270,546	393,869
Withdrawal and other charges	(291,378)	(147,706)	(1,009,064)	(495,804)	(270,104)	(156,476)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	490,505	387,365	1,495,482	2,366,730	515,480	604,479

TOTAL INCREASE (DECREASE)
IN NET ASSETS	682,605	329,526	2,355,276	2,036,016	738,668	540,235

NET ASSETS
Beginning of year	366,932	37,406	2,362,532	326,516	610,836	70,601

End of year	$1,049,537	$366,932	$4,717,808	$2,362,532	$1,349,504	$610,836

Beginning units	564,832	42,089	2,978,424	343,063	785,281	76,752

Units issued	1,142,496	782,041	3,358,242	3,472,930	1,065,280	1,051,339
Units redeemed	(475,549)	(259,298)	(1,634,999)	(837,569)	(444,098)	(342,810)

Ending units	1,231,779	564,832	4,701,667	2,978,424	1,406,463	785,281

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)

Prudential SP		Prudential SP		Prudential SP		SP Prudential
MFS Capital Opportunities		Strategic Partners Focused		Mid Cap Growth		U.S. Emerging Growth
Portfolio		Growth Portfolio		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$(2,073)	$(2,104)	$(1,565)	$(452)	$(8,337)	$(3,919)	$(9,944)	$(4,265)
0	0	0	0	0	0	0	0
(13,018)	(47,047)	825	(9,295)	(33,798)	(71,974)	(4,820)	(29,308)

346,167	(207,477)	131,926	(31,462)	1,122,679	(845,373)	1,198,135	(526,198)

331,076	(256,628)	131,186	(41,209)	1,080,544	(921,266)	1,183,371	(559,771)

886,429	653,425	331,980	168,141	2,015,411	1,417,063	2,339,920	1,766,506
(7,002)	(7,000)	(7,525)	(2,120)	(3,778)	(21,738)	(20,870)	(10,407)
618	792	204	564	1,242	732	7,215	4,827

(58,152)	(12,754)	(4,704)	(331)	(112,116)	(24,980)	(122,021)	(22,240)

279,792	254,434	258,869	216,284	758,005	1,135,443	914,417	905,641
(398,039)	(321,236)	(153,995)	(74,302)	(917,395)	(635,389)	(1,169,408)	(838,248)

703,646	567,661	424,829	308,236	1,741,369	1,871,131	1,949,253	1,806,079

1,034,722	311,033	556,015	267,027	2,821,913	949,865	3,132,624	1,246,308

895,756	584,723	301,952	34,925	1,986,121	1,036,256	2,224,118	977,810

$1,930,478	$895,756	$857,967	$301,952	$4,808,034	$1,986,121	$5,356,742	$2,224,118

1,544,276	718,746	436,369	37,617	4,231,321	1,182,743	3,672,247	1,094,224

1,955,684	1,746,560	796,876	648,444	5,154,411	4,549,843	4,695,582	4,070,164
(868,843)	(921,030)	(245,161)	(249,692)	(2,072,279)	(1,501,265)	(2,130,185)	(1,492,141)

2,631,117	1,544,276	988,084	436,369	7,313,453	4,231,321	6,237,644	3,672,247

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential SP		Prudential SP		Prudential SP
	AIM Aggressive Growth		Alliance Technology		Conservative Asset Allocation
	Portfolio		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(5,246)	$(2,287)	$(2,778)	$(1,173)	$27,977	$(1,369)
Capital gains distributions received	0	0	0	0	3,227	283
Realized gain (loss) on shares redeemed	1,422	(19,098)	(11,087)	(29,594)	67,278	(2,746)
Net change in unrealized gain (loss)
on investments	516,809	(181,032)	376,475	(219,212)	371,787	(7,460)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	512,985	(202,417)	362,610	(249,979)	470,269	(11,292)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,298,349	949,448	702,941	539,082	1,485,073	506,731
Policy loans	(15,383)	(6,118)	(6,857)	(1,614)	(48,780)	(2,085)
Policy loan repayments and interest	995	744	237	1,107	71,520	50
Surrenders, withdrawals and
death benefits	(112,578)	(25,110)	(78,585)	(9,776)	(19,060)	(10,432)
Net transfers between other subaccounts
or fixed rate option	485,717	463,952	410,162	265,279	1,413,124	958,249
Withdrawal and other charges	(675,783)	(488,904)	(337,393)	(267,692)	(757,319)	(235,182)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	981,317	894,012	690,505	526,386	2,144,558	1,217,331

TOTAL INCREASE (DECREASE)
IN NET ASSETS	1,494,302	691,595	1,053,115	276,407	2,614,827	1,206,039

NET ASSETS
Beginning of year	1,238,343	546,748	574,572	298,165	1,400,877	194,838

End of year	$2,732,645	$1,238,343	$1,627,687	$574,572	$4,015,704	$1,400,877

Beginning units	1,791,192	623,400	1,135,146	344,835	1,492,034	194,345

Units issued	2,484,248	1,928,667	1,969,543	1,307,338	3,950,043	1,585,002
Units redeemed	(1,143,199)	(760,875)	(846,017)	(517,027)	(1,762,296)	(287,313)

Ending units	3,132,241	1,791,192	2,258,672	1,135,146	3,679,781	1,492,034

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)

Prudential SP		Prudential SP		Prudential SP		Janus Aspen
Balanced Asset Allocation		Growth Asset Allocation		Aggressive Growth Asset		International Growth
Portfolio		Portfolio		Allocation Portfolio		Portfolio - Service Shares

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$37,975	$(5,794)	$14,440	$(5,298)	$(3,568)	$(995)	$22,154	$12,111
0	882	0	293	0	0	0	0
16,060	(26,630)	26,924	(11,868)	6,125	(9,365)	(173,080)	(134,093)

1,453,176	(139,954)	1,954,503	(273,549)	490,337	(83,511)	1,033,521	(477,544)

1,507,211	(171,496)	1,995,867	(290,422)	492,894	(93,871)	882,595	(599,526)

4,094,080	1,315,869	6,585,315	2,887,615	1,549,113	664,105	311,393	940,259
(26,890)	(4,979)	(23,365)	(27,522)	(11,352)	(24,232)	0	0
580	64	19,838	18,475	21,986	696	0	0

(98,208)	(9,858)	(84,120)	(40,478)	(26,925)	(2,955)	(36,150)	(33,817)

4,328,789	2,792,871	3,084,461	2,190,933	636,816	501,827	(90,891)	887,646
(1,940,325)	(599,479)	(3,134,029)	(1,020,714)	(817,411)	(310,143)	(52,431)	(68,659)

6,358,026	3,494,488	6,448,100	4,008,309	1,352,227	829,298	131,921	1,725,429

7,865,237	3,322,992	8,443,967	3,717,887	1,845,121	735,427	1,014,516	1,125,903

3,726,215	403,223	3,933,159	215,272	815,280	79,853	2,562,748	1,436,845

$11,591,452	$3,726,215	$12,377,126	$3,933,159	$2,660,401	$815,280	$3,577,264	$2,562,748

4,292,162	409,727	4,939,431	223,022	1,112,798	84,680	5,056,226	2,100,466

9,067,517	5,213,113	11,223,616	6,065,571	2,810,442	1,494,606	1,463,428	4,039,997
(2,456,099)	(1,330,678)	(4,020,976)	(1,349,162)	(1,181,050)	(466,488)	(1,262,991)	(1,084,237)

10,903,580	4,292,162	12,142,071	4,939,431	2,742,190	1,112,798	5,256,663	5,056,226

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential SP		Prudential SP		ProFund VP	ProFund VP
	Jennison International Growth		Deutsche International		Asia 30	Banks
	Portfolio		Equity Portfolio		Fund	Fund

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	05/01/2003**
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2003

OPERATIONS
Net investment income (loss)	$(3,248)	$(887)	$24,172	$(7,576)	$(5)	$(1)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,106	(9,601)	(31,980)	(73,366)	74	170
Net change in unrealized gain (loss)
on investments	435,511	(82,942)	1,370,852	(534,067)	627	0

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	433,369	(93,430)	1,363,044	(615,009)	696	169

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	941,914	434,977	2,716,374	2,261,238	707	0
Policy loans	(5,928)	(4,194)	4,524	(54,099)	0	0
Policy loan repayments and interest	2,147	1,026	12,061	4,760	0	0
Surrenders, withdrawals and
death benefits	(28,641)	(3,126)	(127,976)	(43,948)	0	0
Net transfers between other subaccounts
or fixed rate option	456,415	406,230	913,833	1,570,280	9,223	(169)
Withdrawal and other charges	(407,565)	(200,123)	(1,366,655)	(1,173,859)	(46)	0

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	958,342	634,790	2,152,161	2,564,372	9,884	(169)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	1,391,711	541,360	3,515,205	1,949,363	10,580	0

NET ASSETS
Beginning of year	618,375	77,015	3,583,789	1,634,426	0	0

End of year	$2,010,086	$618,375	$7,098,994	$3,583,789	$10,580	$0

Beginning units	890,095	85,588	5,176,632	1,952,070	0	0

Units issued	1,808,352	1,150,103	5,156,307	5,737,223	17,801	10,224
Units redeemed	(618,311)	(345,596)	(2,304,427)	(2,512,661)	(11,529)	(10,224)

Ending units	2,080,136	890,095	8,028,512	5,176,632	6,272	0

** Date subaccounts became available

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)

ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP
Basic Materials	Bear	Biotechnology	UltraBull	Consumer Cyclical	Energy	Europe 30	Financial
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

01/01/2003	01/01/2003	01/01/2003	01/01/2003	01/01/2003	01/01/2003	01/01/2003	01/01/2003
to	to	to	to	to	to	to	to
12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003

$(5)	$(83)	$(2)	$(49)	$(4)	$(4)	$30	$(12)
0	0	0	0	0	0	0	0
3,520	(21,655)	(1,467)	30,851	2,635	242	4,713	(91)
0	0	0	0	0	0	2,081	0

3,515	(21,738)	(1,469)	30,802	2,631	238	6,824	(103)

56	6,177	0	38	2	25	3,534	14
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(3,567)	15,907	1,470	(3,677)	(2,612)	(135)	41,121	197
0	(330)	0	(59)	(19)	(128)	(93)	(108)

(3,511)	21,754	1,470	(3,698)	(2,629)	(238)	44,562	103

4	16	1	27,104	2	0	51,386	0
0	0	0	0	0	0	0	0

$4	$16	$1	$27,104	$2	$0	$51,386	$0
0	0	0	0	0	0	0	0

515,086	5,062,337	256,036	3,214,080	296,301	59,502	546,450	70,743
(515,083)	(5,062,316)	(256,035)	(3,195,583)	(296,299)	(59,502)	(509,069)	(70,743)

3	21	1	18,497	2	0	37,381	0

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP
	Healthcare	Internet	Japan	Mid-Cap Growth	Mid-Cap Value	Money Market
	Fund	Fund	Fund	Fund	Fund	Fund

	01/01/2003	05/01/2003**	05/01/2003**	01/01/2003	01/01/2003	01/01/2003
	to	to	to	to	to	to
	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003

OPERATIONS
Net investment income (loss)	$(4)	$(5)	$(5)	$(11)	$(15)	$(1,890)
Capital gains distributions received	0	0	0	32	0	0
Realized gain (loss) on shares redeemed	36	435	214	1,289	256	0
Net change in unrealized gain (loss)
on investments	753	0	0	10	2,226	0

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	785	430	209	1,320	2,467	(1,890)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,413	412	0	0	1,414	3,298,181
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and
death benefits	0	0	0	0	0	0
Net transfers between other subaccounts
or fixed rate option	18,296	(717)	(104)	10,903	32,592	(1,788,291)
Withdrawal and other charges	(35)	(125)	(105)	(80)	(143)	(44,195)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	19,674	(430)	(209)	10,823	33,863	1,465,695

TOTAL INCREASE (DECREASE)
IN NET ASSETS	20,459	0	0	12,143	36,330	1,463,805

NET ASSETS
Beginning of year	0	0	0	0	0	0

End of year	$20,459	$0	$0	$12,143	$36,330	$1,463,805

Beginning units	0	0	0	0	0	0

Units issued	24,010	23,596	24,418	277,087	37,207	20,715,266
Units redeemed	(6,155)	(23,596)	(24,418)	(267,337)	(10,375)	(19,248,821)

Ending units	17,855	0	0	9,750	26,832	1,466,445

** Date subaccounts became available

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)

ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP Rising	ProFund VP	ProFund VP	ProFund VP
OTC	Pharmaceuticals	Precious Metals	Real Estate	Rates Opportunity	Semiconductor	Short OTC	Short Small-Cap
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

01/01/2003	05/01/2003**	01/01/2003	01/01/2003	01/01/2003	05/01/2003**	01/01/2003	05/01/2003**
to	to	to	to	to	to	to	to
12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003

$(15)	$(3)	$(2)	$1,231	$(140)	$(8)	$(83)	$(31)
0	0	0	0	0	0	0	0
(707)	(140)	377	4,165	16,670	2,100	(12,214)	(9,579)
0	0	(103)	198	84	533	(7,508)	0

(722)	(143)	272	5,594	16,614	2,625	(19,805)	(9,610)

0	0	0	706	1	370	6,602	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
756	170	24,339	121,108	(2,950)	22,036	1,311,236	9,611
(33)	(27)	(18)	(77)	(175)	(202)	(331)	0

723	143	24,321	121,737	(3,124)	22,204	1,317,507	9,611

1	0	24,593	127,331	13,490	24,829	1,297,702	1
0	0	0	0	0	0	0	0

$1	$0	$24,593	$127,331	$13,490	$24,829	$1,297,702	$1

0	0	0	0	0	0	0	0

500,607	110,072	38,629	971,453	4,491,486	67,739	6,881,639	2,969,266
(500,606)	(110,072)	(23,249)	(872,968)	(4,476,396)	(52,320)	(4,831,978)	(2,969,265)

1	0	15,380	98,485	15,090	15,419	2,049,661	1

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP
	Small-Cap	Small-Cap Growth	Small-Cap Value	Technology	Telecommunications	U.S. Government
	Fund	Fund	Fund	Fund	Fund	Plus Fund

	01/01/2003	01/01/2003	01/01/2003	01/01/2003	01/01/2003	01/01/2003
	to	to	to	to	to	to
	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003

OPERATIONS
Net investment income (loss)	$(2)	$(7)	$(8)	$(2)	$0	$470
Capital gains distributions received	0	0	0	0	0	8,623
Realized gain (loss) on shares redeemed	413	298	213	78	(31)	13,257
Net change in unrealized gain (loss)
on investments	0	76	650	176	0	(8,147)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	411	367	855	252	(31)	14,203

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	0	0	0	56	5,933
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and
death benefits	0	0	0	0	0	0
Net transfers between other subaccounts
or fixed rate option	(384)	8,900	11,834	12,180	1	67,044
Withdrawal and other charges	(27)	(41)	(68)	(11)	(26)	(185)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	(411)	8,859	11,766	12,169	31	72,792

TOTAL INCREASE (DECREASE)
IN NET ASSETS	0	9,226	12,621	12,421	0	86,995

NET ASSETS
Beginning of year	0	0	0	0	0	0

End of year	$0	$9,226	$12,621	$12,421	$0	$86,995

Beginning units	0	0	0	0	0	0

Units issued	22,224	251,947	16,563	24,966	8,636	752,830
Units redeemed	(22,224)	(244,919)	(7,116)	(16,200)	(8,636)	(667,623)

Ending units	0	7,028	9,447	8,766	0	85,207

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)

ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP
UltraMid-Cap	UltraOTC	UltraSmall-Cap	Bull	Utilities
Fund	Fund	Fund	Fund	Fund

01/01/2003	01/01/2003	01/01/2003	01/01/2003	01/01/2003
to	to	to	to	to
12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003

$(85)	$(70)	$(104)	$(25)	$167
0	0	0	0	0
37,137	47,438	38,279	(3,455)	(218)
503	200	6,597	471	221

37,555	47,568	44,772	(3,009)	170

33	206	547	0	707
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
(26,274)	10,666	73,540	15,580	9,426
(58)	(96)	(85)	(88)	(35)

(26,299)	10,776	74,002	15,492	10,098
11,256	58,344	118,774	12,483	10,268
0	0	0	0	0

$11,256	$58,344	$118,774	$12,483	$10,268

0	0	0	0	0

2,037,928	3,646,715	2,234,069	1,120,225	29,211
(2,031,077)	(3,614,955)	(2,173,572)	(1,110,013)	(21,065)

6,851	31,760	60,497	10,212	8,146

The accompanying notes are an integral part of these financial statements.

A34

     NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2003

Note 1: General

Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”) which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). The assets of the Account are segregated from Pruco Life’s other assets. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (“SVUL”), PruLife Custom Premier (“VULII”) and PruLife Advisor Select (“PROSEL”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are eighty-eight subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. Options available which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio and Prudential SP Deutsche International Equity Portfolio. Options available which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, American Century VP Value Fund, Franklin Templeton Small Cap Fund, American Century VP Income & Growth Fund, Dreyfus MidCap Stock Portfolio, Dreyfus Variable Investment Developing Leaders Portfolio, Goldman Sachs CORE Small Cap Equity Fund, INVESCO VIF—Utilities Fund, INVESCO VIF—Technology Fund, Janus Aspen Mid Cap Growth Portfolio—Service Shares, Janus Aspen Balanced Portfolio—Service Shares, Oppenheimer VA Aggressive Growth Fund, Janus Aspen Growth Portfolio—Service Shares, Janus Aspen International Growth Portfolio—Service Shares, ProFund VP Asia 30 Fund, ProFund VP Banks Fund, ProFund VP Basic Materials Fund, ProFund VP Bear Fund, ProFund VP Biotechnology Fund, ProFund VP UltraBull Fund, ProFund VP Consumer Cyclical Fund, ProFund VP Consumer Non-Cyclical Fund, ProFund VP Energy Fund, ProFund VP Europe 30 Fund, ProFund VP Financial Fund, ProFund VP Healthcare Fund, ProFund VP Industrial Fund, ProFund VP Internet Fund, ProFund VP Japan Fund, ProFund VP Mid-Cap Growth Fund, ProFund VP Mid-Cap Value Fund, ProFund VP Money Market Fund, ProFund VP OTC Fund, ProFund VP Pharmaceuticals Fund, ProFund VP Precious Metals Fund, ProFund VP Real Estate Fund, ProFund VP Rising Rates Opportunity Fund, ProFund VP Semiconductor Fund, ProFund VP Short OTC Fund, ProFund VP Short Small-Cap Fund, ProFund VP Small-Cap Fund, ProFund VP Small-Cap Growth Fund, ProFund VP Small-Cap Value Fund, ProFund VP Technology Fund, ProFund VP Telecommunications Fund, ProFund VP U.S. Government Plus Fund, ProFund VP UltraMid-Cap Fund, ProFund VP UltraOTC Fund, ProFund VP UltraSmall-Cap Fund, ProFund VP Bull Fund and ProFund VP Utilities Fund.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

At December 31, 2003 there were no balances pertaining to the ProFund VP Consumer Non-Cyclical Fund and ProFund VP Industrial Fund.

A35

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments — The investments in shares of the portfolios are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

Security Transactions — Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the distribution date.

Note 3: Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2003 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$58,343,423	$(46,348,078)
Prudential Diversified Bond Portfolio	$18,693,443	$(28,305,260)
Prudential Equity Portfolio	$18,786,033	$(17,704,617)
Prudential Flexible Managed Portfolio	$518,744	$(1,378,908)
Prudential Conservative Balanced Portfolio	$14,725,786	$(3,015,218)
Prudential High Yield Bond Portfolio	$1,601,177	$(1,180,786)
Prudential Stock Index Portfolio	$39,307,160	$(17,056,395)
Prudential Value Portfolio	$3,436,434	$(2,707,146)
Prudential Natural Resources Portfolio	$182,848	$(440,421)
Prudential Global Portfolio	$3,280,836	$(1,777,466)
Prudential Government Income Portfolio	$12,828,408	$(3,591,809)
Prudential Zero Coupon Bond 2005 Portfolio	$59,454	$(1,686,409)
Prudential Jennison Portfolio	$8,646,699	$(3,298,734)
Prudential Small Capitalization Stock Portfolio	$697,960	$(541,557)
T. Rowe Price International Stock Portfolio	$1,106,425	$(555,790)
AIM V.I. Premier Equity Fund	$468,778	$(245,282)
Janus Aspen Growth Portfolio	$1,193,310	$(744,531)
MFS Emerging Growth Series	$618,878	$(917,722)
American Century VP Value Fund	$3,562,948	$(962,983)
Franklin Templeton Small Cap Fund	$2,047,313	$(514,752)
American Century VP Income & Growth Fund	$712,952	$(938,261)
Prudential SP Alliance Large Cap Growth Portfolio	$2,475,428	$(1,127,474)
Prudential SP Davis Value Portfolio	$5,955,280	$(882,737)
Dreyfus MidCap Stock Portfolio	$684,845	$(193,614)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,385,595	$(582,416)
Prudential SP Small/Mid Cap Value Portfolio	$4,855,180	$(695,085)

A36

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales

Goldman Sachs CORE Small Cap Equity Fund	$243,135	$(100,278)
INVESCO VIF—Utilities Fund	$700	$(1,121)
INVESCO VIF—Technology Fund	$85,192	$(75,940)
Prudential SP INVESCO Small Company Growth Portfolio	$1,249,493	$(256,367)
Janus Aspen Mid Cap Growth Portfolio—Service Shares	$403,076	$(211,116)
Janus Aspen Balanced Portfolio—Service Shares	$6,402,818	$(1,433,184)
Oppenheimer VA Aggressive Growth Fund	$500,397	$(41,633)
Prudential SP PIMCO Total Return Portfolio	$13,163,262	$(5,260,112)
Prudential SP PIMCO High Yield Portfolio	$2,229,432	$(370,911)
Janus Aspen Growth Portfolio—Service Shares	$580,857	$(92,009)
Prudential SP Large Cap Value Portfolio	$1,960,192	$(474,054)
Prudential SP AIM Core Equity Portfolio	$664,110	$(151,153)
Prudential SP MFS Capital Opportunities Portfolio	$873,136	$(173,114)
Prudential SP Strategic Partners Focused Growth Portfolio	$479,087	$(55,824)
Prudential SP Mid Cap Growth Portfolio	$1,974,829	$(241,797)
SP Prudential U.S. Emerging Growth Portfolio	$2,309,959	$(370,651)
Prudential SP AIM Aggressive Growth Portfolio	$1,182,120	$(206,049)
Prudential SP Alliance Technology Portfolio	$878,413	$(190,686)
Prudential SP Conservative Asset Allocation Portfolio	$3,285,569	$(1,151,518)
Prudential SP Balanced Asset Allocation Portfolio	$6,881,621	$(544,430)
Prudential SP Growth Asset Allocation Portfolio	$7,170,113	$(743,179)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$1,657,605	$(309,372)
Janus Aspen International Growth Portfolio—Service Shares	$752,497	$(626,058)
Prudential SP Jennison International Growth Portfolio	$1,054,640	$(99,546)
Prudential SP Deutsche International Equity Portfolio	$2,554,186	$(414,939)
ProFund VP Asia 30 Fund	$28,206	$(18,330)
ProFund VP Banks Fund	$12,031	$(12,200)
ProFund VP Basic Materials Fund	$667,908	$(671,424)
ProFund VP Bear Fund	$4,159,704	$(4,138,033)
ProFund VP Biotechnology Fund	$333,977	$(332,510)
ProFund VP UltraBull Fund	$3,880,352	$(3,884,099)
ProFund VP Consumer Cyclical Fund	$338,361	$(340,994)
ProFund VP Energy Fund	$64,382	$(64,624)
ProFund VP Europe 30 Fund	$704,792	$(660,246)
ProFund VP Financial Fund	$84,006	$(83,915)
ProFund VP Healthcare Fund	$24,378	$(4,707)
ProFund VP Internet Fund	$32,428	$(32,863)
ProFund VP Japan Fund	$33,366	$(33,580)
ProFund VP Mid-Cap Growth Fund	$343,520	$(332,707)
ProFund VP Mid-Cap Value Fund	$47,062	$(13,214)
ProFund VP Money Market Fund	$19,698,796	$(18,235,501)
ProFund VP OTC Fund	$680,084	$(679,376)
ProFund VP Pharmaceuticals Fund	$101,597	$(101,458)
ProFund VP Precious Metals Fund	$57,782	$(33,463)
ProFund VP Real Estate Fund	$1,194,028	$(1,072,340)
ProFund VP Rising Rates Opportunity Fund	$4,019,571	$(4,022,836)
ProFund VP Semiconductor Fund	$103,892	$(81,696)
ProFund VP Short OTC Fund	$4,658,274	$(3,340,851)
ProFund VP Short Small-Cap Fund	$2,309,322	$(2,299,741)

A37

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales

ProFund VP Small-Cap Fund	$26,849	$(27,262)
ProFund VP Small-Cap Growth Fund	$328,093	$(319,241)
ProFund VP Small-Cap Value Fund	$20,999	$(9,241)
ProFund VP Technology Fund	$34,366	$(22,199)
ProFund VP Telecommunications Fund	$8,030	$(7,998)
ProFund VP U.S. Government Plus Fund	$754,596	$(681,839)
ProFund VP UltraMid-Cap Fund	$2,833,179	$(2,859,563)
ProFund VP UltraOTC Fund	$5,444,133	$(5,433,426)
ProFund VP UltraSmall-Cap Fund	$3,609,135	$(3,535,238)
ProFund VP Bull Fund	$1,317,395	$(1,301,928)
ProFund VP Utilities Fund	$34,689	$(24,596)

Note 5: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 6: Financial Highlights

Pruco Life sells a number of variable annuity products that are funded by the Account.These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio.The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential Money Market Portfolio

December 31, 2003	91,976	$1.04751 to $1.77000	$119,011	0.83%	0.20% to 0.90%	-0.05% to 0.65%
December 31, 2002	80,788	$1.04174 to $1.76576	$106,053	1.51%	0.20% to 0.90%	0.63% to 1.31%
December 31, 2001	83,554	$1.02864 to $1.74968	$122,588	3.67%	0.20% to 0.90%	3.17% to 3.48%

A38

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential Diversified Bond Portfolio

December 31, 2003	42,294	$1.18525 to $2.68559	$ 85,572	3.96%	0.20% to 0.90%	6.52% to 7.26%
December 31, 2002	44,142	$1.10563 to $2.51353	$ 88,618	11.45%	0.20% to 0.90%	6.11% to 6.82%
December 31, 2001	44,268	$1.03535 to $2.36167	$ 86,640	6.33%	0.20% to 0.90%	6.02% to 6.34%

	Prudential Equity Portfolio

December 31, 2003	34,244	$0.93887 to $3.55677	$ 53,650	1.04%	0.20% to 0.90%	30.48% to 31.39%
December 31, 2002	28,392	$0.71954 to $2.71798	$ 40,044	0.90%	0.20% to 0.90%	-23.04% to -22.50%
December 31, 2001	20,841	$0.93072 to $3.52084	$ 45,664	0.85%	0.20% to 0.90%	-11.97% to -11.71%

	Prudential Flexible Managed Portfolio

December 31, 2003	2,677	$0.98351 to $2.87015	$3,133	2.17%	0.20% to 0.90%	22.65% to 23.50%
December 31, 2002	2,993	$0.80187 to $2.33302	$ 3,300	2.43%	0.20% to 0.90%	-13.52% to -12.91%
December 31, 2001	3,278	$0.92720 to $2.68967	$ 5,917	3.47%	0.20% to 0.90%	-6.52% to -6.24%

	Prudential Conservative Balanced Portfolio

December 31, 2003	27,883	$1.02824 to $2.65191	$ 60,042	2.53%	0.20% to 0.90%	17.70% to 18.52%
December 31, 2002	20,529	$0.87358 to $2.24617	$ 40,115	0.00%	0.20% to 0.90%	-9.79% to -9.17%
December 31, 2001	19,846	$0.96841 to $2.48254	$ 44,118	3.38%	0.20% to 0.90%	-2.88% to -2.60%

	Prudential High Yield Bond Portfolio

December 31, 2003	5,186	$1.14520 to $2.56656	$ 6,140	8.51%	0.20% to 0.90%	23.90% to 24.78%
December 31, 2002	4,453	$0.92426 to $2.06489	$ 4,522	16.56%	0.20% to 0.90%	0.60% to 1.28%
December 31, 2001	5,237	$0.92692 to $2.04629	$ 6,111	12.82%	0.20% to 0.90%	-1.30% to -1.03%

	Prudential Stock Index Portfolio

December 31, 2003	113,050	$0.78920 to $3.79474	$173,410	1.57%	0.20% to 0.90%	27.05% to 27.93%
December 31, 2002	83,777	$0.62117 to $2.97814	$115,171	1.24%	0.20% to 0.90%	-22.90% to -22.35%
December 31, 2001	71,447	$0.80562 to $3.85057	$149,646	0.93%	0.20% to 0.90%	-12.83% to -12.57%

	Prudential Value Portfolio

December 31, 2003	7,048	$1.13442 to $3.83161	$ 11,328	1.68%	0.20% to 0.90%	26.93% to 27.80%
December 31, 2002	6,711	$0.89376 to $3.00974	$ 8,282	1.41%	0.20% to 0.90%	-22.66% to -22.12%
December 31, 2001	7,052	$1.15558 to $3.88018	$ 11,207	1.60%	0.20% to 0.90%	-2.95% to -2.65%

	Prudential Natural Resources Portfolio

December 31, 2003	445	$4.71906 to $4.71906	$ 2,102	4.42%	0.60% to 0.60%	38.17% to 38.17%
December 31, 2002	507	$3.41538 to $3.41538	$ 1,733	0.56%	0.60% to 0.60%	18.21% to 18.21%
December 31, 2001	501	$2.88936 to $2.88936	$ 1,447	2.44%	0.60% to 0.60%	-10.62% to -10.62%

	Prudential Global Portfolio

December 31, 2003	12,073	$0.67013 to $1.72057	$ 11,188	0.34%	0.20% to 0.90%	32.87% to 33.79%
December 31, 2002	9,646	$0.50434 to $1.29103	$ 7,074	0.91%	0.20% to 0.90%	-25.80% to -25.29%
December 31, 2001	10,694	$0.67974 to $1.73500	$ 12,406	0.33%	0.20% to 0.90%	-18.34% to -18.10%

	Prudential Government Income Portfolio

December 31, 2003	28,452	$2.64198 to $2.64198	$ 75,169	3.81%	0.60% to 0.60%	1.85% to 1.85%
December 31, 2002	24,712	$2.59395 to $2.59395	$ 64,100	8.72%	0.60% to 0.60%	11.38% to 11.38%
December 31, 2001	2,282	$2.32900 to $2.32900	$ 5,315	6.13%	0.60% to 0.60%	7.41% to 7.41%

	Prudential Zero Coupon Bond 2005 Portfolio

December 31, 2003	7,830	$3.23020 to $3.23230	$ 25,309	4.36%	0.34% to 0.34%	1.55% to 1.55%
December 31, 2002	8,307	$3.18294 to $3.18294	$ 26,440	8.99%	0.37% to 0.37%	9.99% to 9.99%
December 31, 2001	7,472	$2.89388 to $2.89389	$ 21,624	4.60%	0.36% to 0.36%	7.72% to 7.73%

	Prudential Jennison Portfolio

December 31, 2003	36,810	$0.57225 to $2.13262	$ 27,919	0.30%	0.20% to 0.90%	29.09% to 30.02%
December 31, 2002	28,668	$0.44328 to $1.64713	$ 16,808	0.30%	0.20% to 0.90%	-31.57% to -31.07%
December 31, 2001	15,056	$0.64774 to $2.39981	$ 13,244	0.17%	0.20% to 0.90%	-18.97% to -18.74%

	Prudential Small Capitalization Stock Portfolio

December 31, 2003	7,347	$2.67470 to $2.67470	$ 19,652	0.49%	0.60% to 0.60%	37.44% to 37.44%
December 31, 2002	7,273	$1.94604 to $1.94604	$ 14,154	0.91%	0.60% to 0.60%	-15.43% to -15.43%
December 31, 2001	7,184	$2.30107 to $2.30107	$ 16,531	0.50%	0.60% to 0.60%	4.92% to 4.92%

	T. Rowe Price International Stock Portfolio

December 31, 2003	6,772	$0.70277 to $0.86881	$ 5,306	1.35%	0.20% to 0.90%	29.35% to 30.35%
December 31, 2002	5,789	$0.54330 to $0.66964	$ 3,502	1.23%	0.20% to 0.90%	-19.01% to -18.45%
December 31, 2001	4,297	$0.67086 to $0.82445	$ 3,235	3.07%	0.20% to 0.90%	-22.91% to -22.67%

A39

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	AIM V.I. Premier Equity Fund

December 31, 2003	3,026	$0.61995 to $0.74819	$1,975	0.33%	0.20% to 0.90%	23.97% to 24.82%
December 31, 2002	2,613	$0.50008 to $0.60172	$1,365	0.36%	0.20% to 0.90%	-30.89% to -30.40%
December 31, 2001	2,212	$0.72355 to $0.86806	$1,659	0.15%	0.20% to 0.90%	-13.33% to -13.07%

	Janus Aspen Growth Portfolio

December 31, 2003	7,779	$0.59388 to $0.78202	$5,383	0.10%	0.20% to 0.90%	30.56% to 31.47%
December 31, 2002	7,008	$0.45488 to $0.59725	$3,662	0.00%	0.20% to 0.90%	-27.17% to -26.66%
December 31, 2001	6,840	$0.62457 to $0.81764	$4,965	0.07%	0.20% to 0.90%	-25.41% to -25.18%

	MFS Emerging Growth Series

December 31, 2003	6,796	$0.46227 to $0.74102	$3,919	0.00%	0.20% to 0.90%	29.04% to 29.96%
December 31, 2002	7,264	$0.35823 to $0.57245	$3,225	0.00%	0.20% to 0.90%	-34.35% to -33.89%
December 31, 2001	6,252	$0.54567 to $0.86936	$4,220	0.00%	0.20% to 0.90%	-34.07% to -33.88%

	American Century VP Value Fund

December 31, 2003	6,698	$1.29419 to $1.48693	$9,121	0.99%	0.20% to 0.90%	27.81% to 28.71%
December 31, 2002	4,492	$1.00958 to $1.16337	$4,863	0.78%	0.20% to 0.90%	-13.40% to -12.80%
December 31, 2001	1,677	$1.16236 to $1.34339	$2,224	0.65%	0.20% to 0.90%	11.83% to 12.16%

	Franklin Templeton Small Cap Fund

December 31, 2003	10,828	$0.68532 to $0.68757	$7,425	0.00%	0.20% to 0.90%	36.00% to 36.97%
December 31, 2002	8,291	$0.50033 to $0.50555	$4,159	0.24%	0.20% to 0.90%	-29.32% to -28.82%
December 31, 2001	4,633	$0.70289 to $0.71530	$3,276	0.43%	0.20% to 0.90%	-16.00% to -16.00%

	American Century VP Income & Growth Fund

December 31, 2003	2,754	$0.91160 to $0.91160	$2,511	1.24%	0.20% to 0.20%	29.09% to 29.09%
December 31, 2002	2,933	$0.70615 to $0.70615	$2,071	0.97%	0.20% to 0.20%	-19.51% to -19.51%
December 31, 2001	273	$0.87732 to $0.87732	$ 240	0.57%	0.20% to 0.20%	-4.81% to -4.81%

	Prudential SP Alliance Large Cap Growth Portfolio

December 31, 2003	8,918	$0.65971 to $0.80974	$6,538	0.00%	0.20% to 0.90%	22.76% to 23.68%
December 31, 2002	6,955	$0.53338 to $0.65960	$4,038	0.00%	0.20% to 0.90%	-31.81% to -31.33%
December 31, 2001	4,118	$0.77671 to $0.96725	$3,351	0.04%	0.20% to 0.90%	-8.20% to -8.20%

	Prudential SP Davis Value Portfolio

December 31, 2003	18,726	$1.01900 to $1.03934	$19,143	0.48%	0.20% to 0.90%	28.25% to 29.16%
December 31, 2002	12,835	$0.78949 to $0.81040	$10,165	0.01%	0.20% to 0.90%	-16.44% to -15.87%
December 31, 2001	4,112	$0.93883 to $0.96984	$ 3,866	0.62%	0.20% to 0.90%	-6.12% to -6.12%

	Dreyfus MidCap Stock Portfolio

December 31, 2003	1,295	$1.08507 to $1.08507	$1,406	0.34%	0.20% to 0.20%	31.45% to 31.45%
December 31, 2002	766	$0.82545 to $0.82545	$ 633	0.25%	0.20% to 0.20%	-12.67% to -12.67%
December 31, 2001	700	$0.94518 to $0.94518	$ 662	0.64%	0.20% to 0.20%	-1.79% to -1.79%

	Dreyfus Variable Investment Developing Leaders Portfolio

December 31, 2003	5,247	$0.54236 to $0.54236	$2,846	0.03%	0.20% to 0.20%	31.43% to 31.43%
December 31, 2002	3,468	$0.41265 to $0.41265	$1,431	0.04%	0.20% to 0.20%	-19.29% to -19.29%
December 31, 2001	2,081	$0.51129 to $0.51129	$1,064	0.82%	0.20% to 0.20%	-1.53% to -1.53%

	Prudential SP Small/Mid Cap Value Portfolio

December 31, 2003	12,812	$1.08604 to $1.32220	$15,299	0.03%	0.20% to 0.90%	31.92% to 32.85%
December 31, 2002	8,622	$0.82323 to $0.99523	$ 7,769	0.66%	0.20% to 0.90%	-15.14% to -14.55%
December 31, 2001	2,201	$0.97015 to $1.16476	$ 2,311	1.11%	0.20% to 0.90%	3.84% to 3.84%

	Goldman Sachs CORE Small Cap Equity Fund

December 31, 2003	1,214	$1.26173 to $1.26173	$1,532	0.27%	0.20% to 0.20%	45.72% to 45.72%
December 31, 2002	1,097	$0.86584 to $0.86584	$ 950	0.34%	0.20% to 0.20%	-15.13% to -15.13%
December 31, 2001	801	$1.02020 to $1.02020	$ 817	0.80%	0.20% to 0.20%	-0.64% to -0.64%

	INVESCO VIF - Utilities Fund

December 31, 2003	5	$0.60669 to $0.60669	$ 3	1.26%	0.20% to 0.20%	17.23% to 17.23%
December 31, 2002	6	$0.51751 to $0.51751	$ 3	0.40%	0.20% to 0.20%	-20.49% to -20.49%
December 31, 2001	5	$0.65084 to $0.65084	$ 3	0.00%	0.20% to 0.20%	-19.16% to -19.16%

	INVESCO VIF - Technology Fund

December 31, 2003	1,506	$0.26445 to $0.26445	$ 398	0.00%	0.20% to 0.20%	45.01% to 45.01%
December 31, 2002	1,433	$0.18237 to $0.18237	$ 261	0.00%	0.20% to 0.20%	-46.93% to -46.93%
December 31, 2001	987	$0.34362 to $0.34362	$ 339	0.00%	0.20% to 0.20%	-20.24% to -20.24%

A40

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential SP INVESCO Small Company Growth Portfolio

December 31, 2003	3,542	$0.66197 to $0.91323	$3,194	0.00%	0.20% to 0.90%	33.51% to 34.44%
December 31, 2002	2,261	$0.49239 to $0.67960	$1,513	0.00%	0.20% to 0.90%	-30.89% to -6.11%
December 31, 2001	738	$0.70738 to $0.97681	$ 703	0.00%	0.20% to 0.90%	-1.90% to -1.90%

	Janus Aspen Mid Cap Growth Portfolio - Service Shares

December 31, 2003	4,329	$0.44411 to $0.44411	$1,922	0.00%	0.20% to 0.20%	34.49% to 34.49%
December 31, 2002	3,847	$0.33021 to $0.33021	$1,270	0.00%	0.20% to 0.20%	-28.25% to -11.89%
December 31, 2001	4,274	$0.46024 to $0.46024	$1,967	0.00%	0.20% to 0.20%	-17.80% to -17.80%

	Janus Aspen Balanced Portfolio - Service Shares

December 31, 2003	14,816	$0.99058 to $0.99058	$14,676	1.96%	0.20% to 0.20%	13.49% to 13.49%
December 31, 2002	9,467	$0.87282 to $0.87282	$ 8,263	2.71%	0.20% to 0.20%	-17.47% to -6.85%
December 31, 2001	1,267	$0.93705 to $0.93705	$ 1,187	3.22%	0.20% to 0.20%	-1.48% to -1.48%

	Oppenheimer VA Aggressive Growth Fund

December 31, 2003	1,211	$0.48959 to $0.48959	$593	0.00%	0.20% to 0.20%	25.18% to 25.18%
December 31, 2002	132	$0.39111 to $0.39111	$ 52	0.54%	0.20% to 0.20%	-28.19% to -22.36%
December 31, 2001	66	$0.54468 to $0.54468	$ 36	0.92%	0.20% to 0.20%	-5.98% to -5.98%

	Prudential SP PIMCO Total Return Portfolio

December 31, 2003	27,144	$1.16728 to $1.29466	$34,078	2.46%	0.20% to 0.90%	4.91% to 5.65%
December 31, 2002	20,532	$1.11264 to $1.22547	$24,524	3.13%	0.20% to 0.90%	8.40% to 9.15%
December 31, 2001	6,059	$1.02645 to $1.12277	$ 6,768	4.02%	0.20% to 0.90%	5.25% to 5.25%

	Prudential SP PIMCO High Yield Portfolio

December 31, 2003	5,303	$1.22063 to $1.29355	$6,621	6.63%	0.20% to 0.90%	21.32% to 22.16%
December 31, 2002	3,685	$1.00616 to $1.05893	$3,768	10.92%	0.20% to 0.90%	-0.74% to -0.09%
December 31, 2001	413	$1.01365 to $1.05986	$ 420	5.34%	0.20% to 0.90%	3.35% to 3.35%

	Janus Aspen Growth Portfolio - Service Shares (became available August 6, 2001)

December 31, 2003	1,232	$0.85205 to $0.85205	$1,050	0.00%	0.25% to 0.25%	31.16% to 31.16%
December 31, 2002	565	$0.64963 to $0.64963	$ 367	0.00%	0.25% to 0.25%	-26.90% to -26.90%
December 31, 2001	42	$0.88873 to $0.88873	$ 37	0.00%	0.25% to 0.25%	-10.24% to -10.24%

	Prudential SP Large Cap Value Portfolio (became available August 6, 2001)

December 31, 2003	4,702	$0.98843 to $1.06462	$4,718	0.00%	0.20% to 0.90%	25.64% to 26.51%
December 31, 2002	2,978	$0.78673 to $0.84151	$2,363	1.71%	0.25% to 0.90%	-17.12% to -16.58%
December 31, 2001	343	$0.94919 to $0.95177	$ 327	0.53%	0.25% to 0.90%	-4.31% to -4.05%

	Prudential SP AIM Core Equity Portfolio (became available August 6, 2001)

December 31, 2003	1,406	$0.94517 to $0.95989	$1,350	0.30%	0.25% to 0.90%	22.59% to 23.38%
December 31, 2002	785	$0.77097 to $0.77800	$ 611	0.00%	0.25% to 0.90%	-15.97% to -15.42%
December 31, 2001	77	$0.91746 to $0.91988	$ 71	0.00%	0.25% to 0.90%	-7.07% to -6.82%

	Prudential SP MFS Capital Opportunities Portfolio (became available March 5, 2001)

December 31, 2003	2,631	$0.73053 to $0.97817	$1,930	0.12%	0.20% to 0.90%	25.66% to 26.55%
December 31, 2002	1,544	$0.57748 to $0.77297	$ 896	0.00%	0.25% to 0.90%	-29.32% to -28.86%
December 31, 2001	719	$0.81172 to $0.90556	$ 585	0.26%	0.25% to 0.90%	-19.57% to -19.57%

	Prudential SP Strategic Partners Focused Growth Portfolio (became available August 6, 2001)

December 31, 2003	988	$0.85560 to $0.86896	$858	0.00%	0.25% to 0.90%	24.72% to 25.52%
December 31, 2002	436	$0.68600 to $0.69228	$302	0.00%	0.25% to 0.90%	-25.93% to -25.44%
December 31, 2001	38	$0.92620 to $0.92854	$ 35	0.00%	0.25% to 0.90%	-6.34% to -6.11%

	Prudential SP Mid Cap Growth Portfolio (became available March 5, 2001)

December 31, 2003	7,313	$0.65537 to $0.96166	$4,808	0.00%	0.20% to 0.90%	38.86% to 39.86%
December 31, 2002	4,231	$0.46893 to $0.68758	$1,986	0.00%	0.25% to 0.90%	-46.80% to -46.46%
December 31, 2001	1,183	$0.87586 to $0.94666	$1,036	0.00%	0.25% to 0.90%	-12.01% to -12.01%

	SP Prudential U.S. Emerging Growth Portfolio (became available March 5, 2001)

December 31, 2003	6,238	$0.85748 to $0.87838	$5,357	0.00%	0.25% to 0.90%	40.82% to 41.72%
December 31, 2002	3,672	$0.60504 to $0.62375	$2,224	0.00%	0.25% to 0.90%	-32.68% to -32.24%
December 31, 2001	1,094	$0.89289 to $0.92649	$ 978	0.00%	0.25% to 0.90%	-11.06% to -11.06%

	Prudential SP AIM Aggressive Growth Portfolio (became available March 5, 2001)

December 31, 2003	3,132	$0.87210 to $0.88948	$2,733	0.00%	0.25% to 0.90%	25.37% to 26.20%
December 31, 2002	1,791	$0.69102 to $0.70946	$1,238	0.00%	0.25% to 0.90%	-21.66% to -21.15%
December 31, 2001	623	$0.87641 to $0.90565	$ 547	0.00%	0.25% to 0.90%	-11.64% to -11.64%

A41

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential SP Alliance Technology Portfolio (became available March 5, 2001)

December 31, 2003	2,259	$0.71918 to $0.75416	$1,628	0.00%	0.25% to 0.90%	41.13% to 42.11%
December 31, 2002	1,135	$0.50609 to $0.53438	$ 575	0.00%	0.25% to 0.90%	-41.85% to -41.47%
December 31, 2001	345	$0.86466 to $0.86466	$ 298	0.00%	0.25% to 0.25%	-14.83% to -14.83%

	Prudential SP Conservative Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2003	3,680	$1.07699 to $1.10200	$4,016	1.29%	0.20% to 0.90%	15.45% to 16.25%
December 31, 2002	1,492	$0.93287 to $0.94792	$1,401	0.17%	0.20% to 0.90%	-6.71% to -6.11%
December 31, 2001	194	$0.99998 to $1.00256	$ 195	3.26%	0.25% to 0.90%	0.41% to 0.66%

	Prudential SP Balanced Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2003	10,904	$1.04724 to $1.10143	$11,591	0.84%	0.20% to 0.90%	21.78% to 22.62%
December 31, 2002	4,292	$0.85996 to $0.89823	$ 3,726	0.00%	0.20% to 0.90%	-12.46% to -11.89%
December 31, 2001	410	$0.98238 to $0.98498	$ 403	4.12%	0.25% to 0.90%	-1.23% to -0.97%

	Prudential SP Growth Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2003	12,142	$1.00377 to $1.08904	$12,377	0.48%	0.20% to 0.90%	27.14% to 28.02%
December 31, 2002	4,939	$0.78950 to $0.85069	$ 3,933	0.00%	0.20% to 0.90%	-18.00% to -17.47%
December 31, 2001	223	$0.96279 to $0.96529	$ 215	1.49%	0.25% to 0.90%	-3.04% to -2.79%

	Prudential SP Aggressive Growth Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2003	2,742	$0.95462 to $1.06372	$ 2,660	0.03%	0.20% to 0.90%	31.58% to 32.51%
December 31, 2002	1,113	$0.72551 to $0.80276	$ 815	0.00%	0.25% to 0.90%	-22.86% to -22.36%
December 31, 2001	85	$0.94047 to $0.94300	$ 80	0.16%	0.25% to 0.90%	-5.13% to -4.87%

	Janus Aspen International Growth Portfolio - Service Shares

December 31, 2003	5,257	$0.68052 to $0.68052	$ 3,577	1.01%	0.20% to 0.20%	34.26% to 34.26%
December 31, 2002	5,056	$0.50685 to $0.50685	$ 2,563	0.77%	0.20% to 0.20%	-25.91% to -25.91%
December 31, 2001	2,100	$0.68406 to $0.68406	$ 1,437	0.79%	0.20% to 0.20%	-9.43% to -9.43%

	Prudential SP Jennison International Growth Portfolio (became available August 6, 2001)

December 31, 2003	2,080	$0.95286 to $0.96758	$ 2,010	0.00%	0.25% to 0.90%	38.33% to 39.23%
December 31, 2002	890	$0.68881 to $0.69495	$ 618	0.00%	0.25% to 0.90%	-23.26% to -22.77%
December 31, 2001	86	$0.89755 to $0.89989	$ 77	0.00%	0.25% to 0.90%	-9.34% to -9.11%

	Prudential SP Deutsche International Equity Portfolio (became available March 5, 2001)

December 31, 2003	8,029	$0.87846 to $1.05026	$ 7,099	0.76%	0.25% to 0.90%	26.23% to 27.14%
December 31, 2002	5,177	$0.69143 to $0.82608	$ 3,584	0.00%	0.25% to 0.90%	-17.91% to -17.38%
December 31, 2001	1,952	$0.83687 to $0.91304	$ 1,634	0.32%	0.25% to 0.90%	-16.41% to -16.41%

	ProFund VP Asia 30 Fund (became available November 4, 2002)

December 31, 2003	6	$1.68678 to $1.68678	$ 11	0.10%	0.25% to 0.25%	64.51% to 64.51%

	ProFund VP Banks Fund (became available May 1, 2003)

December 31, 2003	0	$1.23017 to $1.23017	$ —	0.00%	0.25% to 0.25%	22.79% to 22.79%

	ProFund VP Basic Materials Fund (became available November 4, 2002)

December 31, 2003	0	$1.35588 to $1.35588	$ 0	0.00%	0.25% to 0.25%	31.26% to 31.26%

	ProFund VP Bear Fund (became available November 4, 2002)

December 31, 2003	0	$0.75922 to $0.75922	$ 0	0.00%	0.25% to 0.25%	-24.78 to -24.78%

	ProFund VP Biotechnology Fund (became available November 4, 2002)

December 31, 2003	0	$1.36083 to $1.36083	$ 0	0.00%	0.25% to 0.25%	39.43% to 39.43%

	ProFund VP UltraBull Fund (became available November 4, 2002)

December 31, 2003	18	$1.46531 to $1.46531	$ 27	0.00%	0.25% to 0.25%	52.55% to 52.55%

	ProFund VP Consumer Cyclical Fund (became available November 4, 2002)

December 31, 2003	0	$1.18656 to $1.18656	$ 0	0.00%	0.25% to 0.25%	26.48% to 26.48%

	ProFund VP Energy Fund (became available November 4, 2002)

December 31, 2003	0	$1.23023 to $1.23023	$ 0	0.00%	0.25% to 0.25%	21.96% to 21.96%

	ProFund VP Europe 30 Fund (became available November 4, 2002)

December 31, 2003	37	$1.37466 to $1.37466	$ 51	0.64%	0.25% to 0.25%	38.37% to 38.37%

	ProFund VP Financial Fund (became available November 4, 2002)

December 31, 2003	0	$1.24846 to $1.24846	$ 0	0.00%	0.25% to 0.25%	28.67% to 28.67%

	ProFund VP Healthcare Fund (became available November 4, 2002)

December 31, 2003	18	$1.14585 to $1.14585	$ 20	0.00%	0.25% to 0.25%	17.14% to 17.14%

	ProFund VP Internet Fund (became available May 1, 2003)

December 31, 2003	0	$1.43607 to $1.43607	$ 0	0.00%	0.25% to 0.25%	42.24% to 42.24%

A42

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	ProFund VP Japan Fund (became available May 1, 2003)

December 31, 2003	0	$1.38685 to $1.38685	$ 0	0.00%	0.25% to 0.25%	37.79% to 37.79%

	ProFund VP Mid-Cap Growth Fund (became available November 4, 2002)

December 31, 2003	10	$1.24547 to $1.24547	$ 12	0.00%	0.25% to 0.25%	27.59% to 27.59%

	ProFund VP Mid-Cap Value Fund (became available November 4, 2002)

December 31, 2003	27	$1.35397 to $1.35397	$ 36	0.00%	0.25% to 0.25%	35.39% to 35.39%

	ProFund VP Money Market Fund (became available November 4, 2002)

December 31, 2003	1,466	$0.99820 to $0.99820	$1,464	0.05%	0.25% to 0.25%	-0.18% to -0.18%

	ProFund VP OTC Fund (became available November 4, 2002)

December 31, 2003	0	$1.40705 to $1.40705	$ 0	0.00%	0.25% to 0.25%	46.39% to 46.39%

	ProFund VP Pharmaceuticals Fund (became available May 1, 2003)

December 31, 2003	0	$1.03038 to $1.03038	$ —	0.00%	0.25% to 0.25%	2.61% to 2.61%

	ProFund VP Precious Metals Fund (became available November 4, 2002)

December 31, 2003	15	$1.59900 to $1.59900	$ 25	0.00%	0.25% to 0.25%	38.88% to 38.88%

	ProFund VP Real Estate Fund (became available November 4, 2002)

December 31, 2003	98	$1.29290 to $1.29290	$ 127	6.13%	0.25% to 0.25%	30.36% to 30.36%

	ProFund VP Rising Rates Opportunity Fund (became available November 4, 2002)

December 31, 2003	15	$0.89397 to $0.89397	$ 13	0.00%	0.25% to 0.25%	-4.35% to -4.35%

	ProFund VP Semiconductor Fund (became available May 1, 2003)

December 31, 2003	15	$1.61029 to $1.61029	$ 25	0.00%	0.25% to 0.25%	60.06% to 60.06%

	ProFund VP Short OTC Fund (became available November 4, 2002)

December 31, 2003	2,050	$0.63313 to $0.63313	$1,298	0.00%	0.25% to 0.25%	-37.46 to -37.46%

	ProFund VP Short Small-Cap Fund (became available May 1, 2003)

December 31, 2003	0	$0.69480 to $0.69480	$ 0	0.00%	0.25% to 0.25%	-30.52 to -30.52%

	ProFund VP Small-Cap Fund (became available November 4, 2002)

December 31, 2003	0	$1.40625 to $1.40625	$ —	0.00%	0.25% to 0.25%	42.39% to 42.39%

	ProFund VP Small-Cap Growth Fund (became available November 4, 2002)

December 31, 2003	7	$1.31276 to $1.31276	$ 9	0.00%	0.25% to 0.25%	33.98% to 33.98%

	ProFund VP Small-Cap Value Fund (became available November 4, 2002)

December 31, 2003	9	$1.33602 to $1.33602	$ 13	0.00%	0.25% to 0.25%	34.34% to 34.34%

	ProFund VP Technology Fund (became available November 4, 2002)

December 31, 2003	9	$1.41690 to $1.41690	$ 12	0.00%	0.25% to 0.25%	45.60% to 45.60%

	ProFund VP Telecommunications Fund (became available November 4, 2002)

December 31, 2003	0	$1.00733 to $1.00733	$ —	0.00%	0.25% to 0.25%	2.20% to 2.20%

	ProFund VP U.S. Government Plus Fund (became available November 4, 2002)

December 31, 2003	85	$1.02099 to $1.02099	$ 87	3.45%	0.25% to 0.25%	-2.77% to -2.77%

	ProFund VP UltraMid-Cap Fund (became available November 4, 2002)

December 31, 2003	7	$1.64294 to $1.64294	$ 11	0.00%	0.25% to 0.25%	69.67% to 69.67%

	ProFund VP UltraOTC Fund (became available November 4, 2002)

December 31, 2003	32	$1.83704 to $1.83704	$ 58	0.00%	0.25% to 0.25%	102.16% to 102.16%

	ProFund VP UltraSmall-Cap Fund (became available November 4, 2002)

December 31, 2003	60	$1.96331 to $1.96331	$ 119	0.00%	0.25% to 0.25%	98.96% to 98.96%

	ProFund VP Bull Fund (became available November 4, 2002)

December 31, 2003	10	$1.22237 to $1.22237	$ 12	0.00%	0.25% to 0.25%	25.27% to 25.27%

	ProFund VP Utilities Fund (became available November 4, 2002)

December 31, 2003	8	$1.26052 to $1.26052	$ 10	8.04%	0.25% to 0.25%	21.07% to 21.07%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

A43

Note 6: Financial Highlights (Continued)

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the period ended December 31, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, 0.45% for VULII contracts and 0.25% for PROSEL contracts are applied daily against the net assets held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts, but reserves the right to make the full 0.50% charge. For VULII contracts Pruco Life intends to charge only 0.25%, but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Partial Withdrawal Charge

A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Pruselect I or Pruselect II and Pruselect III, SVUL or VULII contract respectively. The range for withdrawal charges is 0% - 2%. This charge is assessed through the redemption of units.

C. Expense Reimbursement

The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the Pruselect I and Pruselect II products’ average daily net assets incurred by the Zero Coupon Bond 2005 Portfolio of the Series Fund. This reimbursement is applied through an increase in unit values.

D. Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain SVUL contracts, not to exceed 0.8% of the basic insurance amount, to compensate Pruco Life for sales and other marketing expenses.The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.The deferred sales charge is assessed through the redemption of units.

E. Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account.The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges on Pruselect I, Pruselect II, Pruselect III, SVUL, VUL and PROSEL contracts which are deducted in order to compensate Pruco Life for the cost of selling the contract. For Pruselect I and Pruselect II contracts, the sales charges are not to exceed 7% and 8%, respectively, of the premium remaining after the charge for taxes attributable to premiums and a $2 administrative charge have been deducted.The sales charges are not to exceed 15% of premiums received each year up to the Target Premium and up to 2% on any excess for Pruselect III contracts, 12% of premiums paid in the first five contract years for SVUL contracts, 6% of premiums paid for VULII contracts and 6% of premium payments for PROSEL contracts. Contracts are also subject to monthly charges for the costs of administering the contract.These charges are assessed through the redemption of units.

A44

REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2003 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 31, 2004

A45

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 2003 and 2002 (in thousands)
---------------------------------------------------------------------------------------------------------------------------------------

                                                                                 2003               2002
                                                                            -----------------  -----------------

ASSETS
Fixed maturities available for sale,
      at fair value (amortized cost, 2003: $5,682,043, 2002: $4,921,691)        $5,953,815        $ 5,158,106
Policy loans                                                                       848,593            879,506
Short-term investments                                                             160,635            214,342
Other long-term investments                                                         89,478             91,021
                                                                            -----------------  -----------------
     Total investments                                                           7,052,521          6,342,975
Cash and cash equivalents                                                          253,564            436,182
Deferred policy acquisition costs                                                1,380,710          1,152,997
Accrued investment income                                                           96,790             86,125
Reinsurance recoverable                                                            517,410            400,671
Receivables from Parent and affiliates                                              53,138             53,599
Other assets                                                                        88,736             41,581
Separate account assets                                                         15,772,262         12,696,758
                                                                            -----------------  -----------------
TOTAL ASSETS                                                                   $25,215,131        $21,210,888
                                                                            =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                 $5,582,633         $4,855,761
Future policy benefits and other policyholder liabilities                        1,068,977            934,546
Cash collateral for loaned securities                                              431,571            225,518
Securities sold under agreements to repurchase                                      97,102            400,507
Income taxes payable                                                               335,665            245,252
Other liabilities                                                                  111,865            130,411
Separate account liabilities                                                    15,772,262         12,696,758
                                                                            -----------------  -----------------
Total liabilities                                                               23,400,075         19,488,753
                                                                            -----------------  -----------------

Contingencies (See Footnote 11)

Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                       2,500              2,500
Paid-in-capital                                                                    459,654            466,748
Deferred compensation                                                                 (850)                 -
Retained earnings                                                                1,246,065          1,161,136
Accumulated other comprehensive income:
    Net unrealized investment gains                                                107,690             91,754
    Foreign currency translation adjustments                                            (3)                (3)
                                                                            -----------------  -----------------
Accumulated other comprehensive income                                             107,687             91,751
                                                                                               -----------------
                                                                            -----------------
Total stockholder's equity                                                       1,815,056          1,722,135
                                                                            -----------------  -----------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                     $ 25,215,131      $  21,210,888
                                                                            =================  =================

                                            See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2003, 2002 and 2001 (in thousands)
---------------------------------------------------------------------------------------------------------------------------------------

                                                               2003                2002               2001
                                                            --------------     ---------------    ---------------

REVENUES

Premiums                                                     $ 142,140         $  128,854         $    90,868
Policy charges and fee income                                  570,158            529,887            490,185
Net investment income                                          344,628            334,486            343,638
Realized investment losses, net                                 (2,770)           (68,037)           (60,476)
Asset management fees                                           13,218             11,397              7,897
Other income                                                    15,229             14,205              4,962
                                                            --------------     ---------------    ---------------

Total revenues                                               1,082,603            950,792            877,074
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                        332,114            275,251            256,080
Interest credited to policyholders' account balances           227,992            204,813            195,966
General, administrative and other expenses                     403,515            509,733            382,701
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                    963,621            989,797            834,747
                                                            --------------     ---------------    ---------------

Income (loss) from operations before income taxes              118,982            (39,005)            42,327
                                                            --------------     ---------------    ---------------

Income Taxes:
    Current                                                    (69,617)           (64,656)           (98,956)
    Deferred                                                   103,666             12,153             73,701
                                                            --------------     ---------------    ---------------
                                                            --------------     ---------------    ---------------

Total income tax expense (benefit)                              34,049            (52,503)           (25,255)
                                                            --------------     ---------------    ---------------

NET INCOME                                                      84,933             13,498             67,582
                                                            --------------     ---------------    ---------------

Other comprehensive income, net of tax:

     Change in net unrealized investment gains                   8,379             57,036             29,988

     Foreign currency translation adjustments                        -                149              3,168
                                                            --------------     ---------------    ---------------

Other comprehensive income                                       8,379             57,185             33,156
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                    $ 93,312           $ 70,683         $   100,738
                                                            ==============     ===============    ===============

                                            See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2003, 2002 and 2001 (in thousands)
                                                                                     Deferred       Accumulated
                                                                                                       other             Total
                                    Common stock     Paid-in-       Retained                       comprehensive     stockholder's
                                                     capital        earnings       Compensation    income (loss)         equity
                                    -------------------------------------------------------------------------------- -----------------
                                    -------------------------------------------------------------------------------- -----------------

Balance, January 1, 2001                  $           $             $                  $      -        $                 $
                                          2,500       466,748       1,361,924                              1,410           1,832,582

Net income                                    -             -          67,582                 -                -              67,582

Policy credits issued to eligible
policyholders                                 -             -    (128,025)                    -                -            (128,025)

Dividends to Parent                           -             -        (153,816)                -                -            (153,816)

Change in foreign currency
translation adjustments, net of                                                               -
taxes                                         -             -               -                              3,168               3,168

Change in net unrealized investment
gains, net of taxes                           -             -               -                 -           29,988              29,988
                                    -------------------------------------------------------------------------------- -----------------
Balance, December 31, 2001                             466,748        1,147,665               -                            1,651,479
                                          2,500                                                           34,566

Net income                                    -             -          13,498                 -                -              13,498

Adjustments to policy credits
issued to eligible policyholders              -             -             (27)                -                -                 (27)

Change in foreign currency
translation adjustments, net of                                                               -
taxes                                         -             -               -                                149                 149

Change in net unrealized investment
gains, net of taxes                           -             -               -                 -           57,036              57,036
                                    -------------------------------------------------------------------------------- -----------------
                                    -------------------------------------------------------------------------------- -----------------
Balance, December 31, 2002                2,500       466,748       1,161,136                 -           91,751           1,722,135

Net income                                    -             -          84,933                 -                -              84,933

Adjustments to policy credits
issued to eligible policyholders              -             -              (4)                -                -                  (4)

Purchase of fixed maturities from
an affiliate, net of taxes                    -        (7,557)              -                 -            7,557                   -

Stock-based compensation programs             -           463               -              (850)               -                (387)

Change in net unrealized investment
gains, net of taxes                           -             -               -                 -            8,379               8,379
                                    -------------------------------------------------------------------------------- -----------------
                                    -------------------------------------------------------------------------------- -----------------
Balance, December 31, 2003            $   2,500      $ 459,654    $ 1,246,065         $    (850)      $  107,687        $  1,815,056
                                    ================================================================================ =================

                                            See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 2003, 2002 and 2001 (in thousands)
---------------------------------------------------------------------------------------------------------------------------------------
                                                                  2003             2002             2001
                                                               -------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                           $  84,933 $       13,498  $         67,582
Adjustments to reconcile net income to net cash
     provided by operating activities:
     Policy charges and fee income                                    (108,731)       (74,117)         (54,970)
     Interest credited to policyholders' account balances              227,992        204,813          195,966
     Realized investment losses, net                                     2,770         68,037           60,476
     Amortization and other non-cash items                              51,685        (78,452)         (49,594)
     Change in:
         Future policy benefits and other policyholders'               134,431        126,316          105,368
liabilities
         Reinsurance recoverable                                      (116,739)       (99,974)        (269,129)
         Accrued investment income                                     (10,665)        (8,692)           4,864
         Receivables from Parent and affiliates                            461        (28,025)          18,512
         Policy loans                                                   30,913         (5,441)         (40,645)
         Deferred policy acquisition costs                            (227,713)         6,833         (100,281)
         Income taxes payable/receivable                                90,413        (20,844)          38,839
         Deferred sales inducements                                    (47,100)       (20,071)         (12,143)
         Payable for policy credits to Separate Account                      -              -          115,973
policyholders
         Other, net                                                    (18,988)        23,912          127,185
                                                               -------------------------------------------------
Cash Flows From Operating Activities                                    93,662        107,793          208,003
                                                               -------------------------------------------------
CASH FLOWS USED IN INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities available for sale                         2,506,887      1,834,129        2,653,798
     Payments for the purchase of:
         Fixed maturities available for sale                        (3,303,651)    (2,884,673)      (2,961,861)
     Cash collateral for loaned securities, net                        206,053         35,496            4,174
     Securities sold under agreement to repurchase, net               (303,405)       319,792          (23,383)
     Other long-term investments, net                                   (2,873)       (10,202)           1,305
     Short-term investments, net                                        53,705          1,256          (12,766)
                                                               -------------------------------------------------
Cash Flows Used In Investing Activities                               (843,284)      (704,202)        (338,733)
                                                               -------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account deposits                                 2,196,543      1,789,307        1,456,668
     Policyholders' account withdrawals                             (1,621,978)    (1,014,901)      (1,313,300)
     Cash dividend to Parent                                                 -              -          (26,048)
     Cash provided to affiliate                                              -              -          (65,476)
     Paid in capital transaction associated with the purchase
of fixed
        maturities from an affiliate                                    (7,557)             -                -
     Cash payments made to eligible policyholders                           (4)      (116,000)               -
                                                               -------------------------------------------------
                                                               -------------------------------------------------
Cash Flows From Financing Activities                                   567,004        658,406           51,844
                                                               -------------------------------------------------

     Net (decrease) increase in cash and cash equivalents             (182,618)        61,997          (78,886)
     Cash and cash equivalents, beginning of year                      436,182        374,185          453,071
                                                               -------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR                              $  253,564    $   436,182  $       374,185
                                                               =================================================

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                                  $   (51,570)                $       (46,021)
                                                                              $           546
                                                               -------------------------------------------------
                                                               -------------------------------------------------
NON-CASH TRANSACTIONS DURING THE YEAR
     Dividend paid with fixed maturities                       $              $                $         81,952
                                                                             -              -
                                                               -------------------------------------------------
                                                               -------------------------------------------------
     Taiwan branch dividend paid with net assets/liabilities                  $                $         45,816
                                                               $                            -
                                                                             -
                                                               -------------------------------------------------
                                                               -------------------------------------------------
     Policy credits issued to eligible policyholders           $              $                $       128,025
                                                                             -              -
                                                               -------------------------------------------------

                                            See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company is a stock life insurance  company,  organized in 1971 under the laws of the state of Arizona.  Pruco Life
Insurance  Company is licensed to sell interest  sensitive  individual  life insurance,  variable life insurance,  term life insurance, variable and fixed annuities,  and a  non-participating  guaranteed  interest  contract ("GIC") called  Prudential  Credit Enhanced GIC
("PACE")  in the  District  of  Columbia,  Guam and in all states  except New York.  Pruco Life  Insurance  Company  also had  marketed individual life insurance  through its branch office in Taiwan.  The branch office was transferred to an affiliated  Company on January
31, 2001, as described in Footnote 12 to the Financial Statements.

Pruco Life Insurance Company has three  subsidiaries,  which include one wholly owned life insurance  subsidiary,  Pruco Life Insurance
Company of New Jersey ("PLNJ") and two  subsidiaries  formed in 2003 for the purpose of acquiring  municipal  fixed  maturities from an affiliated  company (refer to related party  footnote12).  Pruco Life Insurance  Company and its  subsidiaries  are referred to as "the
Company" and all financial information is shown on a consolidated basis throughout this document.

PLNJ is a stock  life  insurance  company  organized  in 1982  under  the  laws of the  state of New  Jersey.  It is  licensed  to sell individual  life  insurance,  variable life  insurance,  term life  insurance,  fixed and variable  annuities only in the states of New
Jersey and New York.

The Company is a wholly  owned  subsidiary  of The  Prudential  Insurance  Company of America  ("Prudential  Insurance"),  an insurance company  founded in 1875 under the laws of the state of New Jersey.  On December  18, 2001 ("the date of  demutualization")  Prudential
Insurance  converted  from a mutual life  insurance  company to a stock life  insurance  company and became an  indirect  wholly  owned subsidiary of Prudential  Financial,  Inc.  ("Prudential  Financial").  The demutualization was completed in accordance with Prudential
Insurance's Plan of  Reorganization,  which was approved by the  Commissioner of the New Jersey  Department of Banking and Insurance in
October 2001.

Prudential  Insurance  intends to make additional  capital  contributions  to the Company,  as needed,  to enable it to comply with its reserve  requirements  and fund expenses in connection  with its business.  Generally,  Prudential  Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The  Company is engaged  in a business  that is highly  competitive  because  of the large  number of stock and mutual  life  insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated  financial  statements  include the accounts of Pruco Life Insurance Company and its  subsidiaries.  The consolidated financial  statements have been prepared in accordance with accounting  principles  generally accepted in the United States of America
("GAAP").  The Company has extensive  transactions and relationships  with Prudential  Insurance and other  affiliates,  as more fully described in Footnote 12. Due to these  relationships,  it is possible that the terms of these  transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The  preparation of financial  statements in conformity with GAAP requires  management to make estimates and  assumptions  that affect the reported amounts of assets and liabilities,  in particular  deferred policy  acquisition costs ("DAC") and future policy benefits, and disclosure of contingent  assets and liabilities at the date of the financial  statements and the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

Stock Based Compensation
In 2003, Prudential Financial issued stock-based  compensation  including stock options,  restricted stock,  restricted stock units and performance  shares.  Effective  January 1, 2003,  Prudential  Financial changed its accounting for employee stock options to adopt the fair value  recognition  provisions of SFAS No. 123,  "Accounting for stock Based  Compensation" as amended,  prospectively for all new awards  granted to  employees  on or after  January 1, 2003.  Accordingly,  results of  operations  of the  Company  for the year ended
December 31, 2003, include costs of $1.0 million  associated with stock-based  compensation  issued by Prudential  Financial to certain employees  and  non-employees  of the Company and the  statement  of financial  position at December 31, 2003,  includes a reduction in equity for deferred  compensation.  Prior to January 1, 2003,  Prudential  Financial  accounted  for employee  stock  options using the intrinsic  value method of APB No. 25  "Accounting  for Stock Issued to  Employees,"  and related  interpretations.  Under this method,
Prudential  Financial and the Company did not  recognize  any  stock-based  compensation  costs as all options  granted had an exercise price equaled to the market value of Prudential Financial's Common Stock on the date of grant.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2.                                                                       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments
Fixed  maturities  classified as "available  for sale" are carried at estimated fair value.  The amortized cost of fixed  maturities is written down to estimated  fair value if a decline in value is  considered  to be other than  temporary.  See the  discussion  below on realized  investment  gains and losses for a description of the accounting for impairment  adjustments.  Unrealized gains and losses on fixed maturities  "available for sale",  including the effect on deferred policy acquisition costs and policyholders'  account balances that would  result from the  realization  of  unrealized  gains and losses are  included in  "Accumulated  other  comprehensive  income
(loss)", net of income taxes.

Policy loans are carried at unpaid principal balances.

Short-term  investments  consist of highly  liquid debt  instruments  with a maturity of greater than three months and less than twelve months when purchased.  These  investments are carried at amortized cost, which because of their short-term  nature  approximates  fair value.

Other  long-term  investments  consist of the Company's  investments in joint ventures and  partnerships  in which the Company does not exercise  control,  derivatives held for purposes other than trading,  investments in the Company's own separate  accounts,  commercial loans on real estate, and equity securities  available for sale. Joint ventures and partnership  interests are generally  accounted for using the equity method of accounting,  reduced for other than temporary  declines in value.  The Company's net income from investments in joint ventures and partnerships is generally  included in "Net investment  income."  Separate accounts are carried at estimated fair value.  Commercial  loans on real estate are stated  primarily at unpaid  principal  balances.  Equity  securities  available for sale, comprised of common and  non-redeemable  preferred stock, are carried at estimated fair value. The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary.

Realized  investment  losses,  net are  computed  using the  specific  identification  method.  Costs of fixed  maturities  and  equity securities  are adjusted  for  impairments,  which are declines in value that are  considered  to be other than  temporary.  Impairment adjustments are included in "Realized  investment losses,  net." In evaluating whether a decline in value is other than temporary,  the
Company  considers  several  factors  including,  but not limited to the  following:  (1) whether the decline is  substantial;  (2) the duration  (generally  greater than six months);  (3) the reasons for the decline in value  (credit  event,  interest  related or market fluctuation);  (4) the Company's  ability and intent to hold the investments for a period of time to allow for a recovery of value; and
(5) the financial condition of and near-term prospects of the issuer.

Cash and cash equivalents
Cash and cash  equivalents  include  cash on hand,  amounts  due from  banks,  money  market  instruments,  and other debt  issues with maturities of three months or less when purchased.

Deferred sales inducement costs
The company provides sales  inducements to contract  holders,  which primarily include an up-front bonus added to the contract holder's initial  deposit and an enhanced  crediting rate over the first year of the contract,  for certain annuity  contracts.  These costs are deferred and  recognized on the statement of financial  position in other assets.  They are amortized  using the same  methodology  and assumptions  used to amortized  deferred policy  acquisition  costs.  The  amortization  expense is included as a component of interest credited.  As of December 31, 2003 and 2002,  deferred  sales  inducement  costs  included in other assets were $82.1 million and $35.0 million, respectively.

Deferred policy acquisition costs
The Company is charged  distribution  expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing  agreement,  which is intended to reflect a market based pricing  arrangement.  These costs include  commissions and variable field office expenses.  The Company is also allocated costs of policy issuance and underwriting from Prudential's  general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related  primarily to the  production of new  insurance and annuity  business are deferred to the extent such costs are deemed recoverable from future profits.  For annuity products,  the entire  transfer-pricing  fee is deemed to be related to the production of new annuity  business and is  capitalized.  For life products,  there is a look-through  into the expenses incurred by the Prudential  agency  network and expenses that are considered to be related to the production of new insurance  business are  deferred.  The cost of policy  issuance and  underwriting  are also  considered to be related  primarily to the  production of new insurance and annuity business and are fully capitalized.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2.                                                                         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred  policy  acquisition  costs  ("DAC") are subject to  recoverability  testing at the end of each  accounting  period.  DAC, for applicable  products,  are adjusted for the impact of unrealized  gains or losses on  investments  as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts  (periods  ranging from 25 to 30 years) in proportion to estimated  gross profits arising principally from investment results,  mortality and expense margins,  and surrender charges based on historical and anticipated future  experience,  which is updated  periodically.  The  effect of  changes  to  estimated  gross  profits  on  unamortized  deferred acquisition  costs is  reflected  in "General  administrative  and other  expenses"  in the period  such  estimated  gross  profits are revised.

DAC related to  non-participating  term  insurance  are  amortized  over the expected  life of the  contracts in  proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential  Insurance have offered  programs under which  policyholders,  for a selected  product or group of products, can  exchange an existing  policy or contract  issued by the Company or  Prudential  Insurance  for another form of policy or contract.
These transactions are known as internal  replacements.  If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered  policies is immediately  charged to expense. If the new policies have terms that are  substantially  similar to those of the earlier  policies,  the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Securities loaned
Securities  loaned  are  treated  as  collateralized  financing  arrangements  and are  recorded  at the  amount  of cash  received  as collateral.  The  Company  obtains  collateral  in an  amount  equal to 102% and 105% of the fair  value of the  domestic  and  foreign securities,  respectively.  The Company  monitors the market value of  securities  loaned on a daily basis with  additional  collateral obtained as necessary.  Non-cash  collateral  received is not reflected in the  consolidated  statements of financial  position because the debtor  typically has the right to redeem the  collateral on short notice.  Substantially  all of the Company's  securities  loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities  sold under  agreements  to  repurchase  are treated as financing  arrangements  and are carried at the amounts at which the securities will be  subsequently  reacquired,  including  accrued  interest,  as specified in the respective  agreements.  Assets to be repurchased are the same, or  substantially  the same, as the assets  transferred and the  transferor,  through right of  substitution, maintains  the right and ability to redeem the  collateral  on short  notice.  The market  value of  securities  to be  repurchased  is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities  repurchase  agreements are used to generate net investment income.  These instruments are short-term in nature (usually 30 days or less) and are  collateralized by cash. The carrying amounts of these  instruments  approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate account assets and liabilities
Separate  account assets and  liabilities  are reported at estimated fair value and represent  segregated  funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities,  real estate related securities,  and short-term  investments.  The assets of each account are legally  segregated  and are generally not subject to claims that arise out of any other business of the Company.  Investment  risks  associated  with market value changes are borne by the customers,  except to the extent of minimum  guarantees  made by the Company  with respect to certain  accounts.  The  investment  income and gains or losses for separate  accounts  generally  accrue to the  policyholders  and are not included in the  Consolidated  Statements  of  Operations  and
Comprehensive  Income.  Mortality,  policy administration and surrender charges on the accounts are included in "Policy charges and fee income".  Asset management fees charged to the accounts are included in "Asset management fees".

Separate  accounts  represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the  policyholders,  with the exception of the Pruco Life Modified  Guaranteed  Annuity  Account.  The Pruco Life Modified
Guaranteed  Annuity Account is a non-unitized  separate account,  which funds the Modified  Guaranteed  Annuity Contract and the Market
Value  Adjustment  Annuity  Contract.  Owners of the Pruco Life Modified  Guaranteed  Annuity and the Market Value  Adjustment  Annuity
Contracts do not  participate in the investment  gain or loss from assets  relating to such  accounts.  Such gain or loss is borne,  in total,  by the Company.  Upon adoption of SOP 03-01  (described  below) on January 1, 2004, the Company will  reclassify this liability from Separate Account Liabilities to Policyholders' Account Balances.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other assets and other liabilities
Other assets  consist  primarily of deferred  sales  inducements  costs  (described  previously),  premiums due and  deferred,  certain restricted  assets,  and  receivables  resulting  from sales of securities  that had not yet settled at the balance  sheet date.  Other liabilities consist primarily of accrued expenses,  technical overdrafts,  and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Contingencies
Amounts  related to  contingencies  are  accrued if it is probable  that a  liability  has been  incurred  and an amount is  reasonably estimable.

Insurance Revenue and Expense Recognition
Premiums from life insurance policies,  excluding  interest-sensitive  life contracts,  are generally recognized when due. Benefits are recorded as an expense when they are incurred.  For  traditional  life insurance  contracts,  a liability for future policy benefits is recorded using the net level premium  method.  For individual  annuities in payout  status,  a liability for future policy  benefits is recorded for the present value of expected future payments based on historical experience.

Certain  annuity  contracts  provide  the  holder a  guarantee  that the  benefit  received  upon  death will be no less than a minimum prescribed  amount that is based upon a combination  of net deposits to the  contract,  net deposits to the contract  accumulated  at a specified rate or the highest  historical account value on a contract  anniversary.  To the extent the guaranteed minimum death benefit exceeds the current  account value at the time of death,  the Company incurs a cost that is recorded as  "Policyholders'  benefits" for the period in which death occurs.

Amounts  received as payment for  interest-sensitive  life,  deferred  annuities and  guaranteed  investment  contracts are reported as deposits to  "Policyholders'  account  balances".  Revenues from these  contracts  reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders'  account balances for mortality charges,  policy administration charges and  surrender  charges.  Benefits  and expenses  for these  products  include  claims in excess of related  account  balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums,  benefits and expenses are stated net of reinsurance  ceded to other companies.  Estimated  reinsurance  recoverables and the cost of reinsurance  are recognized  over the life of the reinsured  policies using  assumptions  consistent with those used to account for the underlying policies.

Foreign currency translation adjustments
Assets and  liabilities  of the Taiwan branch are  translated to U.S.  dollars at the exchange rate in effect at the end of the period.
Revenues,  benefits and other  expenses  are  translated  at the average  rate  prevailing  during the period.  Cumulative  translation adjustments  arising  from the use of  differing  exchange  rates from  period to period are  charged or  credited  directly  to "Other comprehensive  income  (loss)."  The  cumulative  effect of  changes in foreign  exchange  rates are  included  in  "Accumulated  other comprehensive income (loss)".

Asset management fees
Beginning on February 1, 2002, the Company received asset  management fee income from  policyholder  account  balances  invested in The
Prudential Series Funds ("PSF"),  which are a portfolio of mutual fund investments  related to the Company's  separate account products
(refer to Note 12). In addition,  the Company receives fees from  policyholder  account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
The Company  adopted SFAS No. 133, "Accounting  for Derivative  Instruments  and Hedging  Activities"as amended,  on January 1, 2001.
Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its  adoption of FAS 133,  the Company  reclassified  "held to  maturity"  securities  with a fair value of  approximately  $320.6 million to "available for sale" as permitted by the new standard.  This reclassification  resulted in unrealized gains of $2.5 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivatives are financial  instruments whose values are derived from interest rates, foreign exchange rates,  financial indices, or the value of securities  or  commodities.  Derivative  financial  instruments  used by the Company  include  swaps and futures,  and may be exchange-traded or contracted in the over-the-counter  market.  Derivative positions are carried at estimated fair value,  generally by obtaining  quoted  market prices or through the use of pricing  models.  Values can be affected by changes in interest  rates,  foreign exchange rates,  credit spreads,  market volatility and liquidity.  Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives  are used to manage the  characteristics  of the Company's  asset/liability  mix, and to manage the interest rate and currency characteristics of invested assets.  Additionally,  derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company  designates  derivatives  as either (1) a hedge of the fair value of a  recognized  asset or liability  or  unrecognized  firm commitment  ("fair  value"  hedge),  (2) a hedge of a  forecasted  transaction  or the  variability  of cash flows to be  received or paid related to a recognized asset or liability  ("cash flow" hedge),  (3) a foreign  currency or cash flow hedge ("foreign  currency"  hedge),
(4) a hedge of a net investment in a foreign  operation,  or (5) a derivative  entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2003, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting,  it is recorded at fair value in "Other long-term  investments" in the Consolidated
Statements of Financial  Position.  All changes in fair value,  including  net receipts and payments are included in "Realized  investment losses, net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company  occasionally is a party to a financial  instrument that contains a derivative  instrument that is "embedded" in the financial instrument.  At inception,  the Company assesses whether the economic  characteristics of the embedded  derivative are clearly and closely related to the economic  characteristics  of the remaining  component of the financial  instrument (i.e., the host contract) and whether a separate  instrument  with the same terms as the embedded  instrument  would meet the  definition of a derivative  instrument.  When it is determined that (1) the embedded derivative  possesses economic  characteristics  that are not clearly and closely related to the economic characteristics  of the host contract,  and (2) a separate  instrument with the same terms would qualify as a derivative  instrument,  the embedded  derivative is separated from the host contract,  carried at fair value,  and changes in its fair value are included in "Realized investment losses, net."

Income Taxes
The Company and its  subsidiaries  are members of the  consolidated  federal  income tax return of Prudential  Financial and file separate company state and local tax returns.  Pursuant to the tax  allocation  arrangement  with  Prudential  Financial,  total federal income tax expense is determined on a separate  company  basis.  Members with losses record tax benefits to the extent such losses are  recognized in the  consolidated  federal tax  provision.  Deferred  income  taxes are  generally  recognized,  based on enacted  rates,  when assets and liabilities  have  different  values for financial  statement and tax reporting  purposes.  A valuation  allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In December 2003, the Financial  Accounting  Standards Board ("FASB") revised  Interpretation  ("FIN") No. 46,  "Consolidation of Variable
Interest  Entities",  which was originally issued in January 2003. FIN No. 46 addresses whether certain types of entities,  referred to as variable interest entities ("VIEs"),  should be consolidated in a company's financial  statements.  A VIE is an entity that either (1) has equity investors that lack certain essential  characteristics of a controlling  financial  interest  (including the ability to control the entity,  the obligation to absorb the entity's expected losses and the right to receive the entity's expected  residual  returns),  or (2)
lacks  sufficient  equity to finance its own activities  without  financial  support  provided by other  entities,  which in turn would be expected to absorb at least some of the expected  losses of the VIE. An entity should  consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns.  The Company adopted the  Interpretation for relationships  with VIEs that began on or after  February  1, 2003,  and on  December  31,  2003  adopted  the  revised  guidance  for all relationships  with VIEs that are special purpose  entities  ("SPEs").  The Company will implement the revised  guidance to  relationships with potential  VIEs that are not SPEs as of March 31, 2004.  The transition to the revised  guidance for SPEs as of December 31, 2003 did not have a material effect on the Company's  consolidated  financial  position,  results of operations or cash flows. The Company does not believe the transition to the revised  guidance on March 31, 2004,  will have a material  effect on the Company's  consolidated  financial position or results of operations.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In July 2003, the Accounting  Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants  ("AICPA")
issued Statement of Position ("SOP") 03-01,  "Accounting and Reporting by Insurance Enterprises for Certain  Nontraditional  Long-Duration
Contracts  and for Separate  Accounts."  AcSEC has  developed  the SOP to address the  evolution of product  designs since the issuance of
Statement of Financial  Accounting  Standards  ("SFAS") No. 60,  "Accounting  and  Reporting by Insurance  Enterprises,"  and SFAS No. 97,
"Accounting and Reporting by Insurance Enterprises for Certain Long-Duration  Contracts and for Realized Gains and Losses from the Sale of
Investments"  and the need for interpretive  guidance to be developed in three areas:  separate  account  presentation and valuation;  the accounting  recognition  given sales  inducements  (bonus  interest,  bonus credits,  persistency  bonuses);  and the  classification  and valuation of certain long-duration contract liabilities.

The most  significant  accounting  implications of the SOP are as follows:  (1) reporting and measuring assets and liabilities of separate account  products as general  account assets and liabilities  when specified  criteria are not met; (2) reporting and measuring seed money in separate  accounts as general  account  assets based on the  insurer's  proportionate  beneficial  interest in the  separate  account's underlying  assets;  (3)  capitalizing  sales  inducements  that meet specified  criteria and amortizing such amounts over the life of the contracts  using  the same  methodology  as used for  amortizing  deferred  acquisition  costs,  but  immediately  expensing  those  sales inducements  accrued or credited if such criteria are not met; (4) recognizing  contractholder  liabilities  for: (a) modified  guaranteed
(market  value  adjusted)  annuities at accreted  balances that do not include the then current  market value  surrender  adjustment,  (b)
two-tier  annuities at the lower  (non-annuitization)  tier account  value,  (c)  persistency  bonuses at amounts that are not reduced for expected  forfeitures,  (d) group pension  participating  and similar general account "pass through"  contracts that are not accounted for under SFAS No. 133 at amounts based on the fair value of the assets or index that  determines  the  investment  return pass  through;  (5)
establishing  an  additional  liability for  guaranteed  minimum  death and similar  mortality  and morbidity  benefits only for contracts determined  to have  mortality  and  morbidity  risk  that is other  than  nominal  and when the risk  charges  made for a period  are not proportionate to the risk borne during that period; and (6) for contracts  containing an annuitization  benefits contract feature, if such contract feature is not accounted for under the provisions of SFAS No. 133  establishing an additional  liability for the contract feature if the present value of expected  annuitization  payments at the expected  annuitization  date exceeds the expected account balance at the expected annuitization date.

The Company will adopt the SOP effective  January 1, 2004.  The effect of initially  adopting this SOP will be reported as a cumulative effect  of a change  in  accounting  principle  in the 2004  results  of  operations,  which  the  Company  expects  to be a charge  of approximately  $15 million before taxes or approximately  $10 million,  net of taxes. This charge is caused primarily by an increase in reserves for guaranteed  minimum death  benefits  relating to our individual  variable  annuity  contracts and the impact of converting certain  individual  market value  adjusted  annuity (MVA)  contracts from separate  account  accounting  treatment to general  account accounting treatment.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded  Derivatives:  Modified Coinsurance  Arrangements
and Debt Instruments That Incorporate  Credit Risk Exposures That Are Unrelated or Only Partially Related to the  Creditworthiness  of the
Obligor Under Those Instruments."  Implementation  Issue No. B36 indicates that a modified  coinsurance  arrangement  ("modco"),  in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding  company's  return on certain of its  investments,  generally  contains an embedded  derivative  feature that is not clearly and closely  related to the host  contract and should be bifurcated in accordance with the provisions of SFAS No. 133,  "Accounting for Derivative  Instruments and Hedging  Activities."
Effective  October 1, 2003,  the Company  adopted the  guidance  prospectively  for existing  contracts  and all future  transactions.  As permitted by SFAS No. 133, all contracts  entered into prior to January 1, 1999, were  grandfathered and are exempt from the provisions of
SFAS No. 133 that relate to embedded  derivatives.  The application of Implementation  Issue No. B36 did not have a material effect on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150,  "Accounting for Certain  Financial  Instruments with  Characteristics  of both Liabilities and
Equity." SFAS No. 150 generally applies to instruments that are mandatorily  redeemable,  that represent  obligations that will be settled with a variable  number of company shares,  or that represent an obligation to purchase a fixed number of company shares.  For instruments within its scope, the statement  requires  classification as a liability with initial  measurement at fair value.  Subsequent  measurement depends upon the  certainty of the terms of the  settlement  (such as amount and timing) and whether the  obligation  will be settled by a transfer of assets or by issuance of a fixed or variable  number of equity shares.  The Company's  adoption of SFAS No. 150, as of July 1,
2003, did not have an effect on the Company's consolidated financial position or results of operations.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In July 2002, the FASB issued SFAS No. 146,  "Accounting for Costs  Associated with Exit or Disposal  Activities."  SFAS No.  146 requires that a liability for costs associated with an exit or disposal  activity be recognized and measured  initially at fair value only when the liability  is  incurred.  Prior  to the  adoption  of SFAS No.  146,  such  amounts  were  recorded  upon the  Company's  commitment  to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45,  "Guarantor's  Accounting and Disclosure  Requirements  for Guarantees,  Including  Indirect
Guarantees  of  Indebtedness  of  Others."  FIN No. 45 expands  existing  accounting  guidance  and  disclosure  requirements  for certain guarantees  and requires  the  recognition  of a liability  for the fair value of certain  types of  guarantees  issued or modified  after
December  31,  2002.  The January 1, 2003  adoption  of the  Interpretation's  guidance  did not have a material  effect on the  Company's financial position.

In June 2001,  the FASB issued SFAS No. 142,  "Goodwill and Other  Intangible  Assets."  SFAS No. 142 requires  that an  intangible  asset acquired  either  individually  or with a group of other  assets shall  initially  be  recognized  and  measured  based on fair value.  An intangible  asset with a finite life is amortized  over its useful life to the reporting  entity;  an intangible  asset with an indefinite useful life,  including  goodwill,  is not amortized.  All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002.

In August 2001, the FASB issued SFAS No. 144,  "Accounting  for the Impairment or Disposal of Long-Lived  Assets." SFAS No. 144 eliminated the  requirement  that  discontinued  operations be measured at net  realizable  value or that entities  include  losses that have not yet occurred.  SFAS No. 144  eliminated  the exception to  consolidation  for a subsidiary  for which  control is likely to be temporary.  The implementation of this provision was not material to the Company's financial  position.  SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell.  An  impairment  for assets that are not to be disposed of is recognized  only if the carrying  amounts of long-lived  assets are not recoverable and exceed their fair values.
Additionally,  SFAS No. 144 expands the scope of  discontinued  operations to include all components of an entity with operations and cash flows that (1) can be  distinguished  from the rest of the entity and (2) will be eliminated from the ongoing  operations of the entity in a disposal transaction. The Company adopted SFAS No. 144 effective January 1, 2002.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3.  INVESTMENTS
Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                              2003
                                                 ---------------------------------------------------------------
                                                 -------------   --------------   --------------  --------------
                                                                    Gross            Gross
                                                 Amortized       unrealized       unrealized       Estimated
                                                    cost            gains           losses        fair value
                                                 -------------   --------------   --------------  --------------
                                                                      (in thousands)
Fixed maturities available for sale
Bonds:
    U.S. Treasury securities and obligations
of
        U.S. government corporations and
agencies                                          $ 215,305         $ 12,204             $ 10       $ 227,499

    States, municipalities and political             47,603              961                -          48,564
subdivisions

    Foreign government bonds                         44,018            5,345               13          49,350

    Mortgage-backed securities                       93,730            1,929               19          95,640

    Public utilities                                702,793           41,312            2,985         741,120

    All other corporate bonds                     4,577,918          220,845            8,021       4,790,742

Redeemable preferred stock                              676              224                -             900

                                                 -------------   --------------   --------------   --------------
Total fixed maturities available for sale        $5,682,043         $282,820          $11,048       $5,953,815

                                                 =============   ==============   ==============   ==============

                                                                              2002
                                                 ---------------------------------------------------------------
                                                 -------------   --------------   --------------  --------------
                                                                    Gross            Gross
                                                 Amortized       unrealized       unrealized       Estimated
                                                    cost            gains           losses        fair value
                                                 -------------   --------------   --------------  --------------
                                                                      (in thousands)
Fixed maturities available for sale
Bonds:
    U.S. Treasury securities and obligations
of
        U.S. government corporations and
agencies                                          $ 600,128         $ 11,898           $    1       $ 612,025

    States, municipalities and political                257                8                -             265
subdivisions

    Foreign government bonds                         45,981            4,707               44          50,644

    Mortgage-backed securities                      120,425            3,242               14         123,653

    Public utilities                                508,456           28,955            5,826         531,585

    All other corporate bonds                     3,643,436          204,542           11,022       3,836,956

Redeemable preferred stock                            3,008              275              305           2,978

                                                 -------------   --------------   --------------   --------------
Total fixed maturities available for sale        $                 $ 253,627         $ 17,212      $ 5,158,106
                                                  4,921,691
                                                 =============   ==============   ==============   ==============

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2003 is shown below:

                                                   Available for sale
                                               --------------------------------------
                                                 Amortized          Estimated fair
                                                    cost                 value
                                               ---------------    -------------------
                                                          (in thousands)

        Due in one year or less                   $ 391,557             $  396,985

        Due after one year through five years     2,966,656              3,104,194

        Due after five years through ten years    1,602,296              1,698,945

        Due after ten years                         627,804                658,051

        Mortgage-backed securities                   93,730                 95,640
                                               ---------------   --------------------

        Total                                    $5,682,043            $ 5,953,815
                                               ===============   ====================

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed  maturities  available for sale during 2003,  2002, and 2001, were $1,956.5  million,  $1,607.1 million and $2,380.4  million  respectively.  Proceeds from the maturity of fixed  maturities  available for sale during 2003,  2002, and 2001, were $550.4 million, $227.0 million, and $273.4 million,  respectively.  Gross gains of $20.8 million, $20.0 million, and $40.3 million and gross losses of $6.8  million,  $48.2  million,  and $47.7  million  were  realized on those sales  during  2003,  2002,  and 2001, respectively.

Writedowns for impairments,  which were deemed to be other than temporary for fixed maturities were $12.4 million,  $27.8 million,  and
$53.5 million for the years, ended December 31, 2003, 2002 and 2001, respectively.

Other Long-Term Investments
The following table provides information relating to other long-term investments as of December 31:

                                                           2003                 2002
                                                     ------------------  --------------------
                                                                 (in thousands)
         Joint ventures and limited partnerships             $37,321              $ 36,502
         Company's investment in Separate                     55,214                45,370
         accounts
         Derivatives for other than trading                  (3,585)                 1,984
         Commercials loans on real estate                        249                 6,966
         Equity securities                                       279                   199
                                                     ------------------  --------------------
                                                     ------------------  --------------------
         Total other long- term investments                 $ 89,478              $ 91,021
                                                     ==================  ====================

The Company's  share of net income from the joint  ventures was $2.4  million,  $1.4  million,  and $1.6  million,  for the years ended
December 31, 2003, 2002, and 2001,  respectively,  and is reported in "Net investment  income."  Mortgage  interest on commercial loans on real estate was $0.9 million,  $0.8 million,  and $0.9 million for the years ended December 31, 2003,  2002 and 2001,  respectively, and is also reported in "Net investment income."

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                              2003                2002              2001
                                                          ----------------   -----------------  ----------------
                                                                            (in thousands)

  Fixed maturities available for sale                        $  295,357         $  275,843       $    279,477
  Policy loans                                                   46,750             49,436             48,149
  Short-term investments and cash equivalents                     7,357             13,540             24,253
  Other                                                           7,821              8,128              6,997
                                                          ----------------   -----------------  ----------------
  Gross investment income                                       357,285            346,947            358,876
       Less:  investment expenses                               (12,657)           (12,461)           (15,238)
                                                          ----------------   -----------------  ----------------
  Net investment income                                      $  344,628         $  334,486      $     343,638
                                                          ================   =================  ================

Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                              2003                2002               2001
                                                          ----------------   -----------------  -----------------
                                                                             (in thousands)

  Fixed maturities available for sale                           $  1,567      $     (56,039)     $     (60,924)
  Derivatives                                                     (6,629)           (11,746)            (1,396)
  Other                                                            2,292               (252)             1,844
                                                          ----------------   -----------------  -----------------

  Realized investment losses, net                              $  (2,770)     $     (68,037)     $     (60,476)
                                                          ================   =================  =================

            Net Unrealized Investment Gains (Losses)

Net unrealized  investment  gains (losses) on securities  available for sale are included in the  Consolidated  Statements of Financial
Position as a component  of  "Accumulated  other  comprehensive  income  (loss)."  Changes in these  amounts  include  reclassification adjustments  to exclude from "Other  Comprehensive  income  (loss)," those items that are included as part of "Net income" for a period that also had been part of "Other  Comprehensive  income (loss)" in earlier  periods.  The amounts for the years ended December 31, net of tax, are as follows:

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3.                                                                         INVESTMENTS (continued)

                                                                                                             Accumulated
                                                                                                                other
                                                                                                            comprehensive
                                                                                                            income (loss)
                                                                 Deferred                       Deferred   related to net
                                              Unrealized          policy      Policyholders'   income tax    unrealized
                                            gains (losses)     acquisition       account      (liability)    investment
                                            on investments        costs         balances        benefit    gains (losses)
                                           ---------------------------------- --------------- -----------------------------
                                           --------------------------------------------------------------------------------
                                                                               (in thousands)
Balance, January 1, 2001                          $  6,635          $  910         $  (155)     $ (2,660)      $  4,730
Net investment gains on investments
arising during the period                           22,007               -               -        (7,922)        14,085
Reclassification adjustment for losses
included in net income                              60,980               -               -       (21,953)        39,027
Impact of net unrealized investment
gains(losses) on deferred policy                         -         (41,223)              -        14,840        (26,383)
acquisition costs
Impact of net unrealized investment
gains(losses) on policyholders' account                  -               -           5,092        (1,833)         3,259
balances
                                           ---------------------------------- --------------- -----------------------------
                                           ---------------------------------- --------------- -----------------------------
Balance, December 31, 2001                          89,622         (40,313)          4,937       (19,528)        34,718
Net investment gains on investments
arising during the period                           90,774               -               -       (32,679)        58,095
Reclassification adjustment for losses
included in net income                              56,117               -               -       (20,202)        35,915
Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                        -         (67,053)              -        24,139        (42,914)
Impact of net unrealized investment
gains(losses) on policyholders' account
balances                                                 -               -           9,281        (3,341)         5,940
                                           --------------------------------------------------------------------------------
                                           --------------------------------------------------------------------------------
Balance, December 31, 2002                         236,513        (107,366)         14,218       (51,611)        91,754
Net investment gains on investments
arising during the period                           25,794               -               -        (9,330)        16,464
Purchase of fixed maturities from an                11,659               -               -        (4,102)         7,557
affiliate
(see Note 12)
Reclassification adjustment for gains
included in net income                              (2,177)              -               -           784         (1,393)
Impact of net unrealized investment gains
(losses) on deferred policy acquisition                  -         (13,999)              -         5,040         (8,959)
costs
Impact of net unrealized investment gains
(losses) on policyholders' account balances              -               -           3,543        (1,276)         2,267

                                           ---------------------------------- --------------- -----------------------------
Balance, December 31, 2003                      $  271,789     $  (121,365)      $  17,761    $              $  107,690
                                                                                                 (60,495)
                                           ================================== =============== =============================

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                       2003                 2002                 2001
                                                  ----------------    ------------------   ------------------
                                                  ----------------    ------------------   ------------------
                                                                      (in thousands)
    Fixed maturities                                    $ 271,772             $ 236,415            $  89,420
    Other long-term investments                                17                    98                  202
                                                  ----------------    ------------------   ------------------
                                                  ----------------    ------------------   ------------------
    Unrealized gains/losses on investments              $ 271,789             $ 236,513            $  89,622
                                                  ================    ==================   ==================

Included in other long-term investments are equity securities.

            Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

                                               Less than twelve         Twelve months or                  Total
                                                    months                    more
                                            -----------------------     ----------------------    -----------------------
                                            ---------- ------------     --------- ------------    --------- -------------
                                            Fair       Unrealized       Fair      Unrealized      Fair      Unrealized
                                            Value      Losses           Value     Losses          Value     Losses
                                            ---------- ------------     --------- ------------    --------- -------------
                                                                           (in thousands)
Fixed maturities:
U.S. Treasury securities and obligations
of U.S. government corporations and                                    $
agencies                                      $ 6,153      $   10              -       $    -       $ 6,153      $    10
Foreign government bonds                          288          13              -            -           288           13
US Corporate securities                       668,497      10,622         39,571          383       708,068       11,005
Mortgage-backed securities                     15,060          20              -            -        15,060           20
                                            ---------- -----------     ---------- ------------    ---------- ------------
                                            ---------- -----------     ---------- ------------    ---------- ------------
Total                                        $689,998    $ 10,665        $39,571       $  383      $729,569     $ 11,048
                                            ========== ===========     ========== ============    ========== ============

As of December 31, 2003,  gross  unrealized  losses on fixed  maturities  totaled $11.0 million  comprising  180 issuers.  Of this amount, there was $10.6 million in the less than twelve months  category  comprising 161 issuers and $.4 million in the greater than twelve months category  comprising 19 issuers.  There were no  individual  issuers with gross  unrealized  losses  greater than $1.2 million.  The $11.0 million of gross unrealized  losses is comprised of investment  grade  securities.  The $.4 million of gross  unrealized  losses of twelve months or more were  concentrated in the finance sector.  Based on a review of the above  information in conjunction with other factors as outlined in our policy  surrounding  other than  temporary  impairments  (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2003.

Included in other long-term investments are equity securities, which have been in a loss position for less than 12 months with a fair value of $191 thousand and a gross unrealized loss of $65 thousand.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment  securities it owns to unaffiliated parties through certain  transactions  including securities lending, securities  sold under  agreements to  repurchase,  and futures  contracts.  At December 31, 2003 and 2002, the carrying value of fixed maturities  available for sale pledged to third parties as reported in the  Consolidated  Statements of Financial  Position were $508.6 million and  $613.6 million, respectively.

Fixed  maturities  of $3.9  million at December 31, 2003 and $2.9  million at December  31,  2002,  respectively,  were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                               2003             2002              2001
                                                        -----------------------------------------------------
                                                        -----------------------------------------------------
                                                                           (in thousands)
Balance, beginning of year                                    $1,152,997     $  1,159,830     $  1,132,653
Capitalization of commissions, sales and issue expenses          371,650          328,658          295,823
Amortization                                                   (129,938)
                                                                              (268,438)        (156,092)
Change in unrealized investment gains                           (13,999)
                                                                              (67,053)          (41,223)
Foreign currency translation                                           -                -            1,773
Transfer of Taiwan branch balance to an affiliated
company                                                                -                 -        (73,104)
                                                        -----------------------------------------------------
                                                        -----------------------------------------------------
Balance, end of year                                       $   1,380,710  $      1,152,997  $      1,159,830
                                                        =====================================================

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                          2003                 2002
                                                   -------------------   ------------------
                                                               (in thousands)
         Life insurance - domestic                        $ 646,953            $ 578,211
         Life insurance - Taiwan                            376,033              311,300
         Individual annuities                                33,598               31,830
         Group annuities                                     12,393               13,205
                                                   -------------------   ------------------
         Total future policy benefits                   $ 1,068,977            $ 934,546
                                                   ===================   ==================

Life insurance  liabilities  include reserves for death benefits and other policy benefits.  Annuity  liabilities  include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan  traditional life insurance are based on the net level premium method,  calculated using the guaranteed  mortality and nonforfeiture  rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Future policy  benefits for  individual  and group  annuities  are equal to the  aggregate of 1) the present  value of expected  future payments on the basis of  actuarial  assumptions  established  at issue,  and 2) any premium  deficiency  reserves.  Assumptions  as to mortality  are based on the  Company's  experience  when the basis of the  reserve  is  established.  The  interest  rates  used in the determination  of the  individual  annuities  reserves  range  from  6.00% to 11.00%,  with less than 12% of the  reserves  based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.

Policyholders' account balances at December 31, are as follows:

                                                          2003                     2002
                                                   -------------------      -------------------
                                                                 (in thousands)

         Interest-sensitive life contracts               $2,270,703               $2,102,179
         Individual annuities                             2,244,314                1,593,703
         Guaranteed investment contracts                  1,067,616                1,159,879
                                                   -------------------      -------------------
         Total policyholders' account                    $5,582,633               $4,855,761
         balances
                                                   ===================      ===================

Policyholders'  account balances for  interest-sensitive  life, individual annuities,  and guaranteed investment contracts represent an accumulation of account deposits plus credited  interest less withdrawals,  expenses and mortality  charges.  Interest  crediting rates range from 4.00% to 6.10% for  interest-sensitive  life contracts.  Interest crediting rates for individual  annuities range from 1.50%
to 12.00%,  with less than 1% of  policyholders'  account  balances with interest  crediting rates in excess of 8%. Interest  crediting rates for  guaranteed  investment  contracts  range from 3.02% to 8.03%,  with less than 1% of  policyholders'  account  balances  with interest crediting rates in excess of 8%.

6.  REINSURANCE

The Company participates in reinsurance with affiliated companies,  Prudential Insurance,  Prudential of Taiwan, and Pruco Re Ltd., and
other unaffiliated companies,  in order to provide greater  diversification of business,  provide additional capacity for future growth and limit the maximum net loss  potential  arising  from large  risks.  Life  reinsurance  is  accomplished  through  various  plans of reinsurance,  primarily  yearly  renewable term and  coinsurance.  Reinsurance  ceded  arrangements do not discharge the Company as the primary  insurer.  Ceded  balances  would  represent a liability of the Company in the event the  reinsurers  were unable to meet their obligations  to the  Company  under the terms of the  reinsurance  agreements.  The  likelihood  of a  material  reinsurance  liability reassumed by the Company is considered to be remote.

Reinsurance premiums,  commissions,  expense  reimbursements,  benefits and reserves related to reinsured  long-duration  contracts are accounted for over the life of the underlying  reinsured  contracts  using  assumptions  consistent  with those used to account for the underlying  contracts.  Cost of reinsurance is amortized over the life of the  underlying  reinsured  contracts also using  assumptions consistent  with those used to account for the underlying  contracts.  Amounts  recoverable  from  reinsurers are estimated in a manner consistent  with the claim  liabilities  and policy  benefits  associated  with the  reinsured  policies.  The  affiliated  reinsurance agreements,  including the Company's  reinsurance of all its Taiwanese  business as of February 1, 2001, are described  further in Note
12.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

6.  REINSURANCE (continued)
Reinsurance  amounts included in the  Consolidated  Statements of Operations and  Comprehensive  Income for the year ended December 31, are as follows:

                                                            2003              2002               2001
                                                      ------------------ ---------------    ----------------
                                                                          (in thousands)
       Direct  premiums  and  policy  charges  and fee         $878,669        $862,723            $686,887
       income
            Reinsurance assumed                                       -               -                 162
            Reinsurance ceded                                 (166,371)       (203,982)           (105,996)
                                                       ----------------- ---------------    ----------------
       Premiums and policy charges and fee income              $712,298        $658,741
                                                                                                   $581,053

       Policyholders' benefits ceded                           $ 99,229        $ 70,327             $23,733

Reinsurance ceded for  interest-sensitive  life products is accounted for as a reduction of policy charges and fee income.  Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:
                                                              2003                 2002
                                                       -------------------   -----------------
                                                                    (in thousands)

         Domestic life insurance -                              $66,837             $45,029
         affiliated
         Domestic life insurance -                               62,147              31,137
         unaffiliated
         Other reinsurance - affiliated                          12,393              13,205

         Taiwan life insurance-affiliated                       376,033             311,300
                                                       -------------------   -----------------
                                                              $ 517,410           $ 400,671
                                                       ===================   =================

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                        2003                 2002                  2001
                                                  -----------------     ----------------      ----------------
                                                  -----------------     ----------------      ----------------
                                                                        (in thousands)

         Life insurance face amount in force       $ 158,488,681         $ 118,381,408               $
                                                                                                84,317,628
         Ceded to other companies                     (81,095,301)       (49,113,635)
                                                                                               (25,166,264)
                                                  -----------------     ----------------      ----------------
         Net amount of life insurance in force      $ 77,393,380         $ 69,267,773                $
                                                                                                59,151,364
                                                  =================     ================      ================

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

7.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                                             2003                2002               2001
                                                         ----------------   -----------------  -----------------
                                                                           (in thousands)
     Current tax (benefit) expense:
        U.S.                                                  (69,836)          $ (65,004)        $ (100,946)
        State and local                                            219
                                                                                 309               1,866
        Foreign                                                      -
                                                                                  39                124
                                                         ----------------   -----------------  -----------------
        Total                                                 (69,617)            (64,656)           (98,956)
                                                         ----------------   -----------------  -----------------

     Deferred tax expense (benefit):
        U.S.                                                   102,685
                                                                                15,709             76,155
        State and local                                            981             (3,556)            (2,454)
                                                         ----------------   -----------------  -----------------
        Total
                                                            103,666             12,153             73,701
                                                         ----------------   -----------------  -----------------

      Total income tax expense (benefit)                      $ 34,049          $ (52,503)         $ (25,255)
                                                         ================   =================  =================

The income tax expense for the years ended  December 31, differs from the amount  computed by applying the expected  federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                             2003                2002               2001
                                                         ----------------   -----------------  -----------------
                                                                           (in thousands)

     Expected federal income tax (benefit) expense          $   41,644        $   (13,652)       $    14,814
         State and local income taxes                              781             (2,111)              (382)
         Non taxable investment income                         (12,165)           (41,745)           (38,693)
         Incorporation of Taiwan branch                            443              7,545             (1,774)
         Other                                                   3,346             (2,540)               780
                                                         ----------------   -----------------  -----------------
         Total income tax expense (benefit)                   $ 34,049        $   (52,503)       $   (25,255)
                                                         ================   =================  =================

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             2003                    2002
                                                         ----------------       -----------------
                                                                    (in thousands)
              Deferred tax assets
                   Insurance reserves                          $14,875                $ 24,976
                   Tax loss carry forwards                      12,731                  23,706
                   Other                                         6,419                   3,871
                                                         ----------------       -----------------
                                                         ----------------       -----------------
                   Deferred tax assets                          34,025                  52,553
                                                         ----------------       -----------------

              Deferred tax liabilities
                   Deferred acquisition costs                  383,712                 312,150
                   Net unrealized gains on securities           96,998                  85,145
                   Investments                                  24,804                  18,299
                                                         ----------------       -----------------
                   Deferred tax liabilities                    505,514                 415,594
                                                         ----------------       -----------------

              Net deferred tax liability                     $ 471,489               $ 363,041
                                                         ================       =================

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

7.  INCOME TAXES (continued)

Management  believes that based on its historical  pattern of taxable income,  the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets.  Adjustments  to the valuation  allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.  At December 31, 2003 and 2002,  respectively,  the
Company had state  operating  loss  carryforwards  of $826 million and $592  million,  which  expire by 2018.  At December 31, 2002 the
Company had federal and state capital loss carryforwards of $40 million.

The Internal  Revenue Service (the "Service") has completed all  examinations  of the  consolidated  federal income tax returns through
1996.  The Service has begun its  examination  of 1997 through  2001.  Management  believes  sufficient  provisions  have been made for potential adjustments.

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial  statements in accordance with accounting  practices  prescribed or permitted by the Arizona Department of Insurance.  Statutory  accounting  practices  primarily differ from GAAP by charging policy acquisition costs to expense as incurred,  establishing future policy benefit liabilities using different actuarial  assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Pruco Life Insurance Company of Arizona amounted to $(140.7) million,  $(238.8) million,  and $71.5 million for the years ended  December 31, 2003,  2002, and 2001,  respectively.  Statutory  surplus of Pruco Life Insurance  Company of
Arizona  amounted to $517.4 million and $471.0 million at December 31, 2003 and 2002,  respectively.  The statutory  losses in 2003 and
2002 were primarily  attributed to the surplus strain from new business,  which results from higher  commissions  and selling  expenses that are not deferred under statutory accounting, and from increases to reserves.

In March 1998, the National Association of Insurance  Commissioners (NAIC) adopted the Codification of Statutory Accounting  Principles guidance  ("Codification"),  which replaced the current  Accounting  Practices and Procedures  manual as the NAIC's primary guidance on statutory  accounting as of January 1, 2001.  Codification  provided guidance for areas where statutory  accounting had been silent and changed current statutory  accounting in certain areas. The Company adopted the Codification  guidance  effective January 1, 2001. As a result of these changes,  the Company reported an increase to statutory surplus of $81 million,  primarily  relating to the recognition of deferred tax assets.

As mentioned above,  the Company  prepares its statutory  financial  statements in accordance with accounting  practices  prescribed or permitted by the Arizona Department of Insurance.  Prescribed  statutory  accounting  practices include publications of the NAIC, state laws,  regulations,  and general  administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

In 2001,           the Company  received  approval from the Arizona  Department of Insurance to treat, as assumption  reinsurance,  the transfer of Pruco Life of Taiwan  (Pruco  Taiwan)  business to a sister  company  Prudential  Life  Insurance  Company of Taiwan,  Inc.
(Prudential of Taiwan).  According to Statement of Statutory  Accounting  Principles  #61, Life,  Deposit-Type  and Accident and Health
Reinsurance of the NAIC  Accounting  Practices and Procedures  Manual,  this type of transfer of business would be treated as indemnity reinsurance  rather than assumption  reinsurance  because there is no concept of novation under Taiwanese law. However,  other than not meeting  the strict  requirements  for a novation,  the  transfer  of Pruco  Taiwan's  business  has the other  elements of  assumption reinsurance.  The effect of this  permitted  practice was an increase to statutory  capital of $113.7  million as of December 31, 2003,
2002, and 2001. The GAAP accounting treatment for this transaction is discussed in Note 12.

The Company is subject to Arizona law,  which limits the amount of dividends  that  insurance  companies can pay to  stockholders.  The maximum dividend,  which may be paid in any twelve-month  period without  notification or approval,  is limited to the lesser of 10% of statutory  surplus as of December 31 of the  preceding  year or the net gain from  operations  of the  preceding  calendar  year.  Cash dividends  may only be paid out of surplus  derived from  realized net profits.  Based on these  limitations,  the Company would not be permitted a dividend distribution without prior approval in 2004.

During 2001, the Company  received  approval from the Arizona  Department of Insurance to pay an  extraordinary  dividend to Prudential
Insurance of $108 million.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The  estimated  fair values  presented  below have been  determined  using  available  market  information  and by  applying  valuation methodologies.  Considerable  judgment is applied in  interpreting  data to develop the estimates of fair value.  Estimated fair values may not be realized in a current market exchange.  The use of different market assumptions and/or estimation  methodologies  could have a material  effect on the estimated fair values.  The following  methods and  assumptions  were used in calculating  the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities
Estimated fair values for fixed  maturities,  other than private placement  securities,  are based on quoted market prices or estimates from  independent  pricing  services.  Generally,  fair values for private  placement  securities are estimated using a discounted cash flow model which  considers the current market spreads between the U.S.  Treasury yield curve and corporate bond yield curve,  adjusted for the type of issue,  its current credit quality and its remaining  average life. The estimated fair value of certain  non-performing private placement securities is based on amounts estimated by management.

Policy loans
The estimated fair value of policy loans is calculated  using a discounted  cash flow model based upon current U.S.  Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed  investment  contracts and other similar contracts without life  contingencies,  estimated fair values are derived using discounted  projected cash flows,  based on interest rates being offered for similar  contracts with  maturities  consistent with those remaining for the contracts being valued.  For individual  deferred  annuities and other deposit  liabilities,  fair value approximates carrying value.

Derivative financial instruments
Refer to Note 10 for the disclosure of fair values on these instruments.

The following table discloses the carrying  amounts and estimated fair values of the Company's  financial  instruments at December
31:

                                                          2003                                  2002
                                            ----------------------------------    -------------------------------
                                             Carrying          Estimated            Carrying       Estimated
                                               value           fair value            value         fair value
                                            ---------------  -----------------    --------------- ---------------
                                                                      (in thousands)
Financial assets:
   Fixed maturities available for sale        $5,953,815         $5,953,815        $ 5,158,106     $ 5,158,106
   Policy loans                                  848,593            967,547            879,506       1,031,169
   Short-term investments                        160,635            160,635            214,342         214,342
   Cash and cash equivalents                     253,564            253,564            436,182         436,182
   Separate account assets                    15,772,262         15,772,262         12,696,758      12,696,758

Financial liabilities:
   Investment contracts                        3,438,721          3,505,697          2,830,511       2,906,692
   Cash collateral for loaned securities         431,571            431,571            225,518         225,518
   Securities sold under repurchase               97,102             97,102            400,507         400,507
agreements
   Separate account liabilities               15,772,262         15,772,262         12,696,758      12,696,758

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Types of Derivative Instruments

Interest Rate Swaps
Interest rate swaps are used by the Company to manage interest rate exposures  arising from  mismatches  between assets and liabilities
(including  duration  mismatches).  Under  interest  rate  swaps,  the Company  agrees with other  parties to  exchange,  at  specified intervals,  the  difference  between  fixed rate and floating  rate  interest  amounts  calculated  by reference to an agreed  notional principal  amount.  Generally,  no cash is exchanged at the outset of the contract and no principal  payments are made by either party.
Cash is paid or received  based on the terms of the swap.  These  transactions  are entered  into  pursuant to master  agreements  that provide for a single net payment to be made by one counterparty at each due date.

Futures
Exchange-traded  treasury  futures  are used by the  Company to reduce  market  risks  from  changes in  interest  rates and,  to alter mismatches  between the duration of assets in a portfolio and the duration of  liabilities  supported by those  assets.  As an example, the Company  agrees to purchase or sell a specified  number of contracts,  the value of which are determined by the value of designated classes of securities,  and to post  variation  margin on a daily basis in an amount equal to the difference in the daily market values of those contracts.  The Company enters into exchange-traded  futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to hedge duration  mismatches  between assets and liabilities.  Treasury futures move  substantially in value as interest  rates change and can be used to either modify or hedge existing  interest rate risk.  This strategy  protects  against the risk that cash flow  requirements  may  necessitate  liquidation  of  investments  at  unfavorable  prices  resulting from increases in interest  rates.  This strategy can be a more cost  effective way of  temporarily  reducing the Company's  exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency Swaps
Under currency swaps, the Company agrees with other parties to exchange,  at specified  intervals,  the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal  amount.  Generally,  the principal amount of each currency is exchanged at the beginning and  termination of the currency swap by each party.  These  transactions  are entered into pursuant to master  agreements  that  provide for a single net payment to be made by one  counterparty  for  payments  made in the same currency at each due date.

The table below  summarizes the Company's  outstanding  positions by derivative  instrument types as of December 31, 2003 and 2002. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                                              Derivatives
                                        2003                         2002
                               -------------- -------------    ----------- ------------
                               -------------- -------------    ----------- ------------
                                               Estimated                    Estimated
                                 Notional      fair value       Notional   fair value
                               -------------- -------------    ----------- ------------
                                                    (in thousands)
    Non-Hedge Accounting

    Swap instruments:
    Interest rate                    $13,750          $258        $14,405        $ 414
    Currency                          16,818       (3,851)         21,244        1,571

    Future contracts:
    US Treasury futures                5,600           (3)         12,400        (407)

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk
The  Company  is  exposed  to  credit-related  losses  in the  event  of  nonperformance  by  counterparties  to  derivative  financial instruments.  Generally,  the  current  credit  exposure  of the  Company's  derivative  contracts  is limited to the fair value at the reporting date. The credit  exposure of the Company's  swaps  transactions is represented by the fair value (market value) of contracts with a positive fair value  (market  value) at the reporting  date.  Because  exchange-traded  futures are effected  through  regulated exchanges,  and positions are marked to market on a daily basis, the Company has little exposure to credit-related  losses in the event of nonperformance by counterparties to such financial  instruments.  The credit exposure of exchange-traded  instruments is represented by the negative  change,  if any, in the fair value (market  value) of contracts  from the fair value  (market  value) at the reporting date.

The Company  manages  credit risk by entering  into  transactions  with  creditworthy  counterparties  and obtaining  collateral  where appropriate  and customary.  In addition,  the Company enters into  over-the-counter  swaps pursuant to master  agreements that provide for a single  net  payment to be made by one  counterparty  to another at each due date and upon  termination.  Likewise,  the  Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

11. CONTINGENCIES AND LITIGATION

Contingencies
On an ongoing basis,  our internal  supervisory  and control  functions  review the quality of our sales,  marketing and other customer interface  procedures and practices and may recommend  modifications  or enhancements.  In certain cases, if appropriate,  we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

Prudential  Insurance and its affiliates  have received formal requests for  information  relating to their variable  annuity  business from  regulators and  governmental  authorities.  The regulators and  authorities  include,  among others,  the Securities and Exchange
Commission,  the NASD and the State of New York Attorney  General's  Office.  Prudential  Insurance and its affiliates are  cooperating with all such inquiries and are conducting their own internal review.

It is possible  that the results of  operations  or the cash flow of the Company in a particular  quarterly  or annual  period could be materially  affected as a result of payments in connection  with the matters  discussed above  depending,  in part, upon the results of operations or cash flow for such period.  Management  believes,  however,  that the ultimate  payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation
The Company is subject to legal and regulatory  actions in the ordinary course of their  businesses,  including class actions.  Pending legal and  regulatory  actions  include  proceedings  relating to aspects of the  businesses  and  operations  that are specific to the
Company and that are typical of the businesses in which the Company  operates.  Class action and individual  lawsuits involve a variety of issues and/or allegations,  which include sales practices,  underwriting practices, claims payment and procedures,  premium charges, policy  servicing and breach of fiduciary  duties to customers.  We are also subject to litigation  arising out of our general business activities,  such as our investments and third party  contracts.  In certain of these matters,  the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company's  litigation is subject to many  uncertainties,  and given the complexity and scope, the outcomes cannot be predicted.  It is possible  that the results of  operations  or the cash flow of the  Company in a  particular  quarterly  or annual  period  could be materially  affected by an  ultimate  unfavorable  resolution  of pending  litigation  and  regulatory  matters.  Management  believes, however,  that the ultimate outcome of all pending  litigation and regulatory  matters should not have a material adverse effect on the
Company's financial position.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

12.  RELATED PARTY TRANSACTIONS

The Company has extensive  transactions  and  relationships  with Prudential  Insurance and other  affiliates.  It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
Many of the  Company's  expenses are  allocations  or charges from  Prudential  Insurance or other  affiliates.  These  expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The  Company's  general and  administrative  expenses  are  charged to the Company  using  allocation  methodologies  based on business processes.  Management  believes that the  methodology is reasonable  and reflects  costs  incurred by Prudential  Insurance to process transactions  on behalf of the Company.  The Company  operates  under  service and lease  agreements  whereby  services of officers and employees,  supplies,  use of  equipment  and office  space are  provided  by  Prudential  Insurance.  Beginning  in 2003,  general and administrative  expenses also includes  allocations  of stock  compensation  expenses  related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged  distribution  expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income
In accordance with a revenue sharing  agreement with Prudential  Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholder  account balances  invested in the Prudential Series Funds ("PSF").  These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance
The Company has sold four  Corporate  Owned Life  Insurance  ("COLI")  policies  to  Prudential  Insurance.  The cash  surrender  value included in separate  accounts  for the COLI  policies was  $1,018.3  million and $835.6  million at December 31, 2003 and December 31,
2002,  respectively.  Fees  related to the COLI  policies  were $12.2  million,  $21.0  million and $7.0  million for the years  ending
December 31, 2003, 2002, and 2001.

Reinsurance with affiliates
Pruco Reinsurance Ltd. reinsurance agreement
During September 2003, the Company  implemented an agreement to reinsure its term life insurance  policies known as Term Elite and Term
Essential  with an affiliated  company,  Pruco  Reinsurance  Ltd.  ("Pruco Re").  The Company will reinsure with Pruco Re a significant portion of the risks under such policies  through an automatic and  facultative  coinsurance  agreement  ("Agreement").  This Agreement covers all significant risks under the policies  reinsured.  The Company is not relieved of its primary  obligation to the policyholder as a result of these reinsurance  transactions.  This coinsurance agreement replaces the yearly renewable term agreements with external reinsurers  that were  previously  in effect on this block of  business.  The  initial  cost of this  transaction  of $7.5  million was deferred and will be amortized over the life of the underlying  insurance  policies;  $.9 million was amortized in 2003 and is recorded in other income.  Reinsurance  recoverables  related to this transaction are $28.6 million,  which includes the unamortized  portion of
the initial cost of $6.6 million.   Premiums and benefits ceded in 2003 were $30.9 million and $5.7 million, respectively.

Other affiliated reinsurance agreements
In  addition,  the Company  currently  has three other  reinsurance  agreements  in place with  Prudential  Insurance  and  affiliates.
Specifically,  the Company has a reinsurance  Group Annuity  Contract,  whereby the reinsurer,  in  consideration  for a single premium payment by the Company,  provides reinsurance equal to 100% of all payments due under the contract.  In addition,  there are two yearly renewable  term  agreements  in which the  Company  may offer and the  reinsurer  may accept  reinsurance  on any life in excess of the
Company's  maximum limit of retention.  The Company is not relieved of its primary  obligation to the policyholder as a result of these reinsurance transactions.

Affiliated  premiums  ceded from domestic life  reinsurance  agreements,  excluding  Pruco Re for the periods ended  December 31, 2003,
2002, and 2001 were $12.4 million,  $11.1 million, and $9.9 million  respectively.  Affiliated benefits ceded,  excluding Pruco Re, for the periods ended December 31, 2003, 2002, and 2001 from domestic life  reinsurance  agreements are $38.0 million,  $32.5 million,  and
$0.

Group annuities affiliated benefits ceded were $2.6 million in 2003, $2.9 million in 2002, and $3.0 million in 2001.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

12.  RELATED PARTY TRANSACTIONS (Continued)

Taiwan branch reinsurance agreement
On January 31, 2001, the Company  transferred all of its assets and liabilities  associated with the Company's  Taiwan branch including
Taiwan's  insurance  book of business to an affiliated  Company,  Prudential  Life  Insurance  Company of Taiwan Inc.  ("Prudential  of
Taiwan"), a wholly owned subsidiary of Prudential Financial, Inc.

The mechanism  used to transfer this block of business in Taiwan is referred to as a "full  acquisition  and  assumption"  transaction.
Under this  mechanism,  the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured  obligations  and for two years after the maturity date of  not-yet-matured  obligations.  Prudential of Taiwan is also contractually  liable,  under  indemnification  provisions of the  transaction,  for any liabilities  that may be asserted  against the
Company.  The transfer of the insurance  related assets and liabilities was accounted for as a  long-duration  coinsurance  transaction under  accounting  principles  generally  accepted  in the United  States.  Under this  accounting  treatment,  the  insurance  related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this  transaction,  the Company made a capital  contribution  to Prudential of Taiwan in the amount of the net equity of the
Company's  Taiwan  branch as of the date of transfer.  In July 2001,  the Company  dividended  its interest in  Prudential of Taiwan to
Prudential Financial.

Affiliated  premiums  ceded for the periods ended  December 31, 2003,  2002 and 2001 from the Taiwan  coinsurance  agreement were $83.7 million,  $79.6 million and $82.5 million,  respectively.  Affiliated  benefits ceded for the periods ended December 31, 2003, 2002 and
2001; from the Taiwan coinsurance agreement were $13.5 million, $14.2 million and $12.9 million, respectively.

Included in the total  reinsurance  recoverable  balances for both domestic  (including Pruco Re) and Taiwan agreements were affiliated reinsurance  recoverables  of $455.3  million and $369.5  million at December 31, 2003 and December  31, 2002,  respectively.  Of these affiliated amounts,  the reinsurance  recoverable related to the Taiwan coinsurance  agreement was $376.0 million and $311.3 million at
December 31, 2003 and December 31, 2002, respectively.

Purchase of fixed maturities from an affiliate
During 2003,  Pruco Life  Insurance  Company  invested  $111.7  million in the preferred  stock of two Delaware  corporations  (the "DE
Subs"),  which were created to acquire municipal fixed maturity  investments from an affiliate of the Company. The DE Subs are included in the Company's consolidated financial statements.  Prudential Financial,  Inc., the Company's ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

The DE Subs purchased  municipal fixed maturity  investments for $111.7 million,  the  acquisition-date  fair value,  but reflected the investments at historic  amortized cost of the affiliate.  The difference  between the historic  amortized cost and the fair value, net of taxes  was  reflected  as a  reduction  to  paid-in-capital.  The  fixed  maturity  investments  are  categorized  in the  Company's consolidated  balance sheet as  available-for-sale  debt  securities,  and are  therefore  carried at fair value,  with the  difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition,  Pruco Life Insurance  Company also purchased  corporate fixed maturities with a fair value of $52.3 million from the same affiliate.  These  investments  were  reflected  in the same manner as is described  above,  with the  difference  between the historic amortized  cost  and the fair  value,  net of taxes  reflected  as a  reduction  of  paid-in-capital  with an  offsetting  increase  to accumulated other  comprehensive  income.  The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $7.6 million.

Debt Agreements
The Company has a revolving line of credit facility of up to $800 million with Prudential  Funding,  LLC, a wholly owned  subsidiary of
Prudential  Insurance.  The total of asset-based  financing and borrowing  under this credit facility cannot be more than $800 million.
As of December 31, 2003 and 2002, there was $529 million and $626 million,  respectively,  of asset-based financing.  There was no debt outstanding to Prudential Funding, LLC as of December 31, 2003 or December 31, 2002.

Pruco Life Insurance Company and Subsidiaries
---------------------------------------------------------------------------------------------------------------------------------------
Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------------

13.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2003 and 2002 are summarized in the table below:

                                                                    Three months ended
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                 March 31        June 30      September 30    December 31
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
2003                                                                 (in thousands)
Total revenues                                      $ 257,500       $275,850       $ 275,201       $ 274,052
Total benefits and expenses                           234,344        247,572         246,203         235,502
Income (loss) from operations before income
taxes                                                  23,156         28,278          28,998          38,550
Net income (loss)                                      18,712         21,805          19,171          25,245
                                              ---------------------------------------------------------------

                                              ---------------------------------------------------------------
2002                                                                 (in thousands)
Total revenues                                      $ 224,036      $ 220,233       $ 231,399       $ 275,124

Total benefits and expenses                           199,355        245,823         295,123         249,496
Income (loss) from operations before income
taxes                                                  24,681       (25,590)        (63,724)          25,628

Net income (loss)                                      19,471       (17,264)        (28,554)          39,845

                                                      Report of Independent Auditors

   To the Board of Directors and Stockholder of
   Pruco Life Insurance Company

   In our opinion,  the consolidated  financial  statements listed in the accompanying  index present fairly, in all material respects, the financial  position of Pruco Life Insurance Company (a wholly-owned  subsidiary of The Prudential  Insurance Company of America)
   and its  subsidiaries at December 31, 2003 and 2002, and the results of their  operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with  accounting  principles  generally  accepted in the United States of
   America.  These  financial  statements are the  responsibility  of the Company's  management;  our  responsibility  is to express an opinion on these financial  statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America,  which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material  misstatement.  An audit includes examining,  on a test basis, evidence  supporting  the amounts and  disclosures  in the  financial  statements,  assessing  the  accounting  principles  used and significant estimates made by management,  and evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 2, the Company adopted the fair value  recognition  provisions of Statement of Financial  Accounting  Standards
   No. 123, "Accounting for Stock-Based Compensation" as of January 1, 2003.

   /s/  PricewaterhouseCoopers LLP

   New York, New York
   February 10, 2004

PART C:

OTHER INFORMATION

Item 27. EXHIBITS
Exhibit number	Description of Exhibit
(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 3)
(ii) Amendment of Separate Account Resolution. (Note 6)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 3)
(ii) Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 6)
(d)	Contracts:
(i) Variable Universal Life Insurance Contract. (Note 12)
(ii) Rider for Flexible Term Insurance Benefit of Life of Insured -- VL 197B3-2003. (Note 11)
(iii) Rider for Flexible Term Insurance Benefit of Life of Insured -- VL 197B2 2004. (Note 12)
(iv) Endorsement providing Type C Death Benefit Provisions - PLI 492-2003 (Note 11)
(v) Rider for Settlement Options to Provide Acceleration of Death Benefits: (aa) All states except NY - ORD87241-90-P (Note 11)
(vi) Endorsement for Allocation of Initial Premium - PLI 502 2004 (Note 12)
(e)	Application:
(i) Application for Variable Universal Life Insurance Contract. (Note 5)
(ii) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 5)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)
(g)	Reinsurance Contracts. (Note 8)
(i) Agreement between Pruco Life and AUSA Life Insurance Company, Inc.
(ii) Agreement between Pruco Life and Munich American Reassurance Company.
(iii) Agreement between Pruco Life and Swiss Re Life & Health America, Inc.
(h)	Participation Agreements:
(i) ProFunds. (Note 7)
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 9)
(j)	Powers of Attorney:
Vivian L. Banta, Richard J. Carbone, Helen M. Galt (Note 13)
James J. Avery, Jr. (Note 14)
William J. Eckert, IV, Ronald P. Joelson, David R. Odenath, Jr. (Note 15)
(k)	Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)
(l)	Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)
(m)	Calculation. (Note 1)
(n)	Consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memoradum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 12)

(Note    1)     Filed herewith.
(Note    2)     Incorporated  by  reference to Form S-6,  Registration  No.  333-07451,  filed July 2, 1996 on behalf of the Pruco Life
                Variable Appreciable Account.
(Note    3)     Incorporated by reference to Post-Effective  Amendment No. 10 to Form S-6,  Registration No. 33-29181,  filed April 28,
                1997 on behalf of the Pruco Life Variable Universal Account.
(Note    4)     Incorporated by reference to Form 10-Q,  Registration No.  33-37587,  filed August 15, 1997 on behalf of the Pruco Life
                Insurance Company.
(Note    5)     Incorporated  by reference to Form S-6,  Registration  No.  333-85115,  filed on August 13, 1999 on behalf of the Pruco
                Life Variable Universal Account.
(Note    6)     Incorporated by reference to Registrant's Form S-6, filed September 24, 2002.
(Note    7)     Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed November 8, 2002.
(Note    8)     Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed February 13, 2003.
(Note    9)     Incorporated by reference to Post-Effective  Amendment No. 5 to Form N-6,  Registration No.  333-49332,  filed April 22,
                2003 on behalf of the Pruco Life Variable Universal Account.
(Note   10)     Incorporated by reference to  Post-Effective  Amendment No. 2 to this Registration  Statement,  filed April 30, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note   11)     Incorporated by reference to Form N-6, Registration No. 333-109284, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note   12)     Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed
                February 12, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note   13)     Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85115,
                filed June 28, 2001 on behalf of the Pruco Life Variable Universal Account.
(Note   14)     Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451,
                filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.
(Note   15)     Incorporated by reference to Form N-4, Registration No. 333-52754, filed December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

Item 28. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Vice Chairman and Director –President, Prudential Individual Life Insurance since 1998.

VIVIAN L. BANTA, Chairman, and Director –Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999: Consultant, Individual Financial Services.

RICHARD J. CARBONE, Director – Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director – Company Actuary, Prudential since 1993.

RONALD P. JOELSON, Director – Senior Vice President, Prudential Asset, Liability and Risk Management since 1999.

ANDREW J. MAKO, President and Director – Vice President, Finance, Insurance Division since 1999.

DAVID R. ODENATH, JR., Director – President, Annuities, since 2003; 1999 to 2003: President, Prudential Investments.

OFFICERS WHO ARE NOT DIRECTORS

C.   EDWARD CHAPLIN, Treasurer – Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President – Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary – Chief Counsel, Variable Products, Prudential Law Department since 1995.

MELODY C. MCDAID, Senior Vice President – Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President – Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999.

JAMES M. O'CONNOR, Senior Vice President and Actuary – Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products.

SHIRLEY H. SHAO,Senior Vice President and Chief Actuary – Vice President and Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer – Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707 filed March 10, 2004.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec retained no commissions during the past three years for serving as principal underwriter of the variable insurance Contracts issued by Pruco Life. Prusec passes through 100% of commissions to its registered representatives.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than registered representatives of Prusec.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("PRUSEC")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (1)	Chairman of the Board, Manager
John G. Gordon (1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (1)	Vice President, Controller, Chief Financial Officer
Page H. Pennell (1)	Vice President, Chief Compliance Officer
Maryanne Ryan (2)	Vice President, Anti-Money Laundering Officer
John M. Howard (1)	Vice President, Manager
Priscilla Myers (1)	Vice President
Patrick L. Hynes (4)	Vice President
Michele Talafha (4)	Assistant Vice President
C. Edward Chaplin (2)	Vice President, Treasurer
Ralph Aquilera (1)	Assistant Controller
James J. Avery, Jr. (1)	Manager
Kevin B. Frawley (1)	Manager
David R. Odenath (3)	Manager
Judy A. Rice (3)	Manager
Martin Chotiner (1)	Assistant Controller
Raymond H. Goslin (1)	Assistant Controller
Janice Pavlou (1)	Assistant Controller
Valerie Simpson (1)	Assistant Controller
Paul F. Blinn (1)	Assistant Treasurer
Kathleen C. Hoffman (2)	Assistant Treasurer
Robert Montellione (1)	Assistant Treasurer
Patricia Christian (1)	Assistant Secretary
Mary Jo Reich (1)	Assistant Secretary
Thomas Castano (1)	Assistant Secretary
Kathleen Gibson (2)	Vice President, Assistant Secretary
Georgia T. Garnecki (2)	Assistant Secretary

(1)	213 Washington Street, Newark, NJ 07102
(2)	751 Broad Street, Newark, NJ 07102
(3)	100 Mulberry Street, Newark, NJ 07102
(4)	One New York Plaza, 11th Floor, New York, NY 10004

Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. The Contract may be sold through registered representatives of Prusec or other broker-dealers authorized by Prusec where applicable law allows.

        Generally, representatives will receive a commission of no more than:

  ------------------------------------------------------------------------------------------------------------- ----------------
                                                                                                                 Commission rates
  -------------------------------------------------------------------------------------------------------------- ----------------
  ------------------------------------------------------------------------------------------------------------- ----------------
    Commission rates on premiums received in the first 24 months following the Contract Date on total premium
                          received since issue up to the Commissionable Target Premium.                                50%
  -------------------------------------------------------------------------------------------------------------- ----------------
  ------------------------------------------------------------------------------------------------------------- ----------------
   Commission rates on premiums received in the first 24 months following the Contract Date to the extent that
                the total premium received since issue exceeds the Commissionable Target Premium.                       2%
  -------------------------------------------------------------------------------------------------------------- ----------------
  ------------------------------------------------------------------------------------------------------------- ----------------
    Commission rates on premiums received in years three through 10 up to the Commissionable Target Premium in
                                                each policy year.                                                       4%
  -------------------------------------------------------------------------------------------------------------- ----------------
  ------------------------------------------------------------------------------------------------------------- ----------------
  Commission rates on premiums received in years three through 10 that exceed the Commissionable Target Premium
                                               in each policy year.                                                     3%
  -------------------------------------------------------------------------------------------------------------- ----------------

        If the basic insurance amount is increased, representatives will generally receive a commission of no more than:

  ------------------------------------------------------------------------------------------------------------- ----------------
                                                                                                                 Commission rates
  -------------------------------------------------------------------------------------------------------------- ----------------
  ------------------------------------------------------------------------------------------------------------- ----------------
    Commission rates on premiums received up to the Commissionable Target Premium for the increase received in
                           the first year following the effective date of the increase.                                50%
  -------------------------------------------------------------------------------------------------------------- ----------------
  ------------------------------------------------------------------------------------------------------------- ----------------
   Commission rates on premiums received up to the Commissionable Target Premium for the increase in years two
                                           through 10 of the increase.                                                  2%
  -------------------------------------------------------------------------------------------------------------- ----------------
  ------------------------------------------------------------------------------------------------------------- ----------------
      Commission rates on premiums received in any of the first 10 years following the effective date of the
           increase to the extent that premiums in that year exceed the Commissionable Target Premium.                  4%
  -------------------------------------------------------------------------------------------------------------- ----------------

Moreover, asset based commissions of no more than 0.0625% of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter starting with the third Contract year may be paid.

Representatives with less than four years of service or other broker-dealer registered representatives may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses or pay other forms of special compensation.

Item 32. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 15th day of April, 2004.

(Seal)

Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Andrew J. Mako
	Thomas C. Castano		Andrew J. Mako
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 15th day of April, 2004.

Signature and Title

Signature and Title

/s/*__________________________
Vivian L. Banta
Chairperson and Director

/s/*_________________________
William J. Eckert, IV
Vice President and Chief Accounting Officer

/s/*_________________________	*By: /s/ Thomas C. Castano
James J. Avery, Jr.	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
Richard J. Carbone
Director

/s/*_________________________
Helen M. Galt
Director

/s/*_________________________
Ronald P. Joelson
Director

/s/*_________________________
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 27.

(k) Legal Opinion	Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered.

(l) Actuarial Opinion	Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures.

(m) Calculation:	Calculation of sample illustrations.

(n) Auditor Consent	Consent of PricewaterhouseCoopers LLP, independent accountants.